 Exhibit 99.12

EXECUTION VERSION

CO-LENDER AGREEMENT

Dated as of September 6, 2015

by and between

GERMAN AMERICAN CAPITAL CORPORATION
(Initial Note A-1 Holder),

MORGAN STANLEY BANK, N.A.
(Initial Note A-2 Holder),

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Initial Note A-3 Holder),

GERMAN AMERICAN CAPITAL CORPORATION
(Initial Note B-1 Holder),

MORGAN STANLEY BANK, N.A.
(Initial Note B-2 Holder),

and

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Initial Note B-3 Holder)

Commercial Mortgage Loan in the Principal Amount of $1,075,000,000
Secured by 11 Madison Avenue, New York, New York

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THIS CO-LENDER AGREEMENT (this “Agreement”) is dated as of September 6, 2015, between GERMAN AMERICAN CAPITAL CORPORATION (“GACC”, in its capacity as initial owner of Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-1-C1, Note A-1-C2 and Note A-1-C3 described below, the “Initial Note A-1 Holder”), MORGAN STANLEY BANK, N.A. (“MSBNA”, in its capacity as initial owner of Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1 and Note A-2-C2 described below, the “Initial Note A-2 Holder”) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”, in its capacity as initial owner of Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1 and Note A-3-C2 described below, the “Initial Note A-3 Holder”), GACC (in its capacity as initial owner of Note B-1-S described below, the “Initial Note B-1 Holder”), MSBNA (in its capacity as initial owner of Note B-2-S described below, the “Initial Note B-2 Holder”) and Wells Fargo (in its capacity as initial owner of Note B-3-S described below, the “Initial Note B-3 Holder”; the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note B-1 Holder, the Initial Note B-2 Holder and the Initial Note B-3 Holder are referred to collectively herein as the “Initial Note Holders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Mortgage Loan Agreement (as defined herein), GACC, MSBNA and Wells Fargo originated a certain loan (the “Mortgage Loan” or “Whole Loan”) described on the schedule attached hereto as Exhibit A (the “Mortgage Loan Schedule”) to the mortgage loan borrowers described on the Mortgage Loan Schedule (together with its successors and permitted assigns, the “Mortgage Loan Borrower”), in the original aggregate principal amount of $1,075,000,000.00, which is evidenced, inter alia, by the following nineteen (19) promissory notes, each dated as of August 18, 2015:

(a) that certain Promissory Note A-1-S1 evidencing a senior interest in the Mortgage Loan in the original principal amount of $75,720,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-1-S1”),

(b) that certain Promissory Note A-1-S2 evidencing a senior interest in the Mortgage Loan in the original principal amount of $75,720,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-1-S2”),

(c) that certain Promissory Note A-1-S3 evidencing a senior interest in the Mortgage Loan in the original principal amount of $75,720,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-1-S3” and, together with Note A-1-S1 and Note A-1-S2, the “GACC Standalone A Notes”),

(d) that certain Promissory Note A-2-S1 evidencing a senior interest in the Mortgage Loan in the original principal amount of $33,127,500.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-2-S1”),

(e) that certain Promissory Note A-2-S2 evidencing a senior interest in the Mortgage Loan in the original principal amount of $33,127,500.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-2-S2”),

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(f) that certain Promissory Note A-2-S3 evidencing a senior interest in the Mortgage Loan in the original principal amount of $33,127,500.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-2-S3” and, together with Note A-2-S1 and Note A-2-S2, the “MSBNA Standalone A Notes”),

(g) that certain Promissory Note A-3-S1 evidencing a senior interest in the Mortgage Loan in the original principal amount of $23,662,500.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-3-S1”),

(h) that certain Promissory A-3-S2 evidencing a senior interest in the Mortgage Loan in the original principal amount of $23,662,500.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-3-S2”),

(i) that certain Promissory Note A-3-S3 evidencing a senior interest in the Mortgage Loan in the original principal amount of $23,662,500.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-3-S3” and, together with Note A-3-S1 and Note A-3-S2, the “Wells Fargo Standalone A Notes” and, together with the GACC Standalone A Notes and the MSBNA Standalone A Notes, the “Standalone A Notes”),

(j) that certain Promissory Note A-1-C1 evidencing a senior interest in the Mortgage Loan in the original principal amount of $70,000,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-1-C1”),

(k) that certain Promissory Note A-1-C2 evidencing a senior interest in the Mortgage Loan in the original principal amount of $70,000,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-1-C2”),

(l) that certain Promissory A-1-C3 evidencing a senior interest in the Mortgage Loan in the original principal amount of $69,600,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-1-C3” and, together with Note A-1-C1 and Note A-1-C2, the “GACC Non-Standalone Notes”),

(m) that certain Promissory Note A-2-C1 evidencing a senior interest in the Mortgage Loan in the original principal amount of $50,000,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-2-C1”),

(n) that certain Promissory Note A-2-C2 evidencing a senior interest in the Mortgage Loan in the original principal amount of $41,700,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-2-C2” and, together with Note A-2-C1, the “MSBNA Non-Standalone Notes”),

(o) that certain Promissory Note A-3-C1 evidencing a senior interest in the Mortgage Loan in the original principal amount of $35,000,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-3-C1”),

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(p) that certain Promissory Note A-3-C2 evidencing a senior interest in the Mortgage Loan in the original principal amount of $30,500,000.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note A-3-C2” and, together with Note A-3-C1, the “Wells Fargo Non-Standalone Notes” and, together with the GACC Non-Standalone Notes and the MSBNA Non-Standalone Notes, the “Non-Standalone Notes”),

(q) that certain Promissory Note B-1-S evidencing a junior interest in the Mortgage Loan in the original principal amount of $177,525,714.29 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note B-1” and, together with the GACC Standalone A Notes, the “GACC Standalone Notes”),

(r) that certain Promissory Note B-2-S evidencing a junior interest in the Mortgage Loan in the original principal amount of $77,667,500.00 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note B-2” and, together with the MSBNA Standalone A Notes, the “MSBNA Standalone Notes”), and

(s) that certain Promissory Note B-3-S evidencing a junior interest in the Mortgage Loan in the original principal amount of $55,476,785.71 (as such may be extended, renewed, replaced, restated or modified from time to time, “Note B-3” and, together with the Wells Fargo Standalone A Notes, the “Wells Fargo Standalone Notes”). Note B-1, Note B-2 and Note B-3 are collectively referred to herein as the “Standalone B Notes” and, together with the Standalone A Notes, the “Standalone Notes” and, together with the Non-Standalone Notes, the “Notes”;

WHEREAS, payment of the Notes is secured by, among other things, a certain Mortgage (as defined in the Mortgage Loan Agreement), dated as of August 18, 2015 (as such may have been amended or restated to the date hereof and may hereafter be further amended, restated, supplemented or otherwise modified from time to time, the “Mortgage”), encumbering the fee simple interests in 27 condominium units and leasehold interests (with the reversionary right to the fee simple interests related to such leasehold interests) in 9 condominium units of the Mortgage Loan Borrowers in a 29-story Class A office building consisting of approximately 2,285,043 square feet and located at 11 Madison Avenue, New York, New York (together with all improvements and fixtures thereon) (the “Mortgaged Property”);

WHEREAS, with respect to the Mortgage Loan:

(a)          GACC intends to transfer the GACC Standalone Notes to Deutsche Mortgage & Asset Receiving Corporation (together with its permitted successors and assigns, the “Depositor”) pursuant to the Trust Loan Purchase Agreement between GACC and the Depositor, MSBNA intends to transfer the MSBNA Standalone Notes to an affiliate, Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), who will subsequently transfer the MSBNA Standalone Notes to the Depositor pursuant to the Trust Loan Purchase Agreement between MSBNA and the Depositor, and Wells Fargo intends to transfer the Wells Fargo Standalone Notes to the Depositor pursuant to the Trust Loan Purchase Agreement between Wells Fargo and the Depositor, respectively,

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and the Depositor intends to transfer the Standalone Notes (the “Trust Loan”) to Wilmington Trust, National Association, as trustee (in such capacity, together with its permitted successors and assigns, the “Trustee”) for a securitization (such securitization, the “Lead Securitization”) involving the issuance of the MAD 2015-11MD Mortgage Trust Commercial Mortgage Pass-Through Certificates pursuant to the Trust and Servicing Agreement, dated as of September 6, 2015 (the “Lead Securitization Servicing Agreement”), between the Depositor, KeyBank National Association, as master servicer (in such capacity, together with its permitted successors and assigns, the “Master Servicer”), and special servicer (in such capacity, together with its permitted successors and assigns, the “Special Servicer”), the Trustee and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian and, upon such transfer, the Trustee will be become the holder of the Standalone Notes, and

(b)           each Non-Standalone Note Holder expects to contribute its respective Non-Standalone Notes, whether in each such Note’s current form or as multiple replacement promissory notes, into one or more securitization transactions;

WHEREAS, the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial A-3 Holder, the Initial Note B-1 Holder, the Initial B-2 Holder and the Initial Note B-3 Holder desire to enter into this Agreement to memorialize the terms under which they, and their successors and assigns, shall hold the Notes, respectively.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:

1.          Definitions; Conflicts. References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Mortgage Loan Agreement or the Lead Securitization Servicing Agreement, as applicable. Except as set forth in Section 4 of this Agreement, to the extent of any inconsistency between terms defined in this Agreement and the Servicing Agreement, the Servicing Agreement shall control. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below unless the context clearly requires otherwise.

“Acceptable Insurance Default”: Any default arising when the Mortgage Loan Documents require that the Mortgage Loan Borrowers shall maintain all risk casualty insurance or other insurance that covers damages or losses arising from acts of terrorism and the Special Servicer has determined, in its reasonable judgment in accordance with the Accepted Servicing Practices, that (i) such insurance is not available at commercially reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties located in or near the geographic region in which the Mortgaged Property is located (but only by reference to such insurance that has been obtained by such owners at current market rates) or (ii) such insurance is not available at any rate. In making this determination, the Special Servicer, to the extent consistent with the Accepted Servicing Practices, may rely on the opinion of an insurance consultant.

“Accepted Servicing Practices” shall mean:

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(i) prior to the Lead Securitization Date, the obligation of the Servicer to service and administer the Mortgage Loan in accordance with this Agreement, the Notes and the Loan Documents solely in the best interests and for the benefit of the Holders (as a collective whole), exercising the higher of (x) the same manner in which, and with the same care, skill, prudence and diligence with which the Servicer services and administers similar mortgage loans for other third party portfolios, and manages and administers REO Property for other third party portfolios giving due consideration to customary and usual standards of practice of prudent institutional commercial lenders servicing their own loans and managing REO Properties for their own account and (y) the same care, skill, prudence and diligence which the Servicer utilizes for loans which the Servicer owns for its own account, in each case, acting in accordance with applicable law, the terms of this Agreement and the Mortgage Loan Documents and with a view to the maximization of timely recovery of principal and interest on a net present value basis on the Mortgage Loan, but without regard to:

(A)          any relationship that the Servicer or any Affiliate of the Servicer may have with the Mortgage Loan Borrowers or any Affiliates of the Mortgage Loan Borrowers;

(B)          the ownership of any interest in the Mortgage Loan or any certificate issued or to be issued in connection with a Securitization by the Servicer or any Affiliate of the Servicer;

(C)          the ownership of any junior indebtedness with respect to the Mortgaged Property by the Servicer or any Affiliate of the Servicer;

(D)          the Servicer’s obligation to make Advances as specified herein or otherwise incur servicing expenses with respect to the Mortgage Loan;

(E)          the Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction;

(F)          the ownership, or servicing or management for others, by the Servicer or any sub-servicer, of any other mortgage loans or properties; or

(G)          the right of the Servicer or any sub-servicer to receive reimbursement of costs; and

(ii) from and after the Lead Securitization Date, the meaning assigned to the term “Accepted Servicing Practices” or “Servicing Standard” or any analogous term in the Lead Securitization Servicing Agreement.

“Additional Servicing Compensation” shall mean any servicing compensation (other than Servicing Fees, Special Servicing Fees, Workout Fees or Liquidation Fees) that any Servicer is entitled to retain under the Servicing Agreement.

“Advance” means a Property Advance or a P&I Advance, as the context may require.

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“Advance Interest Amount” shall mean the amount of interest accrued and unpaid on any Property Advance pursuant to the terms of the Servicing Agreement.

“Advance Rate” shall have the meaning ascribed to such term in the Lead Securitization Servicing Agreement.

“Affiliate” shall mean with respect to any specified Person, (a) any other Person controlling or controlled by or under common control with such specified Person (each a “Common Control Party”), (b) any other Person owning, directly or indirectly, ten percent (10%) or more of the beneficial interests in such Person or (c) any other Person in which such Person or a Common Control Party owns, directly or indirectly, ten percent (10%) or more of the beneficial interests. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” shall mean this Co-Lender Agreement, the exhibits and schedules hereto and all amendments hereof and supplements hereto.

“Applicable Interest Rate” shall mean the Note A Interest Rate or the Note B Interest Rate, as the case may be.

“Appraisal” shall mean an appraisal with respect to the Mortgaged Property conducted in accordance with the standards of the Appraisal Institute by an Appraiser and certified by such Appraiser as having been prepared in accordance with the requirements of the Standards of Professional Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, as well as FIRREA.

“Appraisal Reduction Amounts” shall mean:

(i) prior to the Lead Securitization Date, for any Remittance Date as to which an Appraisal Reduction Event has occurred, an amount equal to the excess, if any, of (a) the sum of (1) the Mortgage Loan Principal Balance as of the immediately preceding Monthly Payment Date, (2) to the extent not previously advanced by the Servicer or any other Holder as an Advance under Section 9 or Section 11(b), all accrued and unpaid interest on the Mortgage Loan at a per annum rate equal to the Applicable Interest Rate on each of the Notes, (3) all unreimbursed Advances, with interest thereon at the Advance Rate in respect of the Mortgage Loan, and (4) all currently due and unpaid real estate taxes, ground rents and assessments and insurance premiums (less any amounts held in escrow for such items) and all other amounts (not including any default interest, Penalty Charges, Prepayment Premiums, liquidated damage amounts or other similar fees or charges) currently due and unpaid with respect to the Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance by the Servicer), over (b) an amount equal to ninety percent (90%) of the appraised value of the Mortgaged Property as determined by the most recent Updated Appraisal obtained by the Servicer (the cost of which shall be advanced by such Servicer as an Advance), minus the

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dollar amount of any liens on the Mortgaged Property that are prior to the lien of the Mortgage (other than the liens for any items set forth in the immediately preceding clause (a)(4) which have been insured or bonded over by Qualified Insurers, plus (without duplication of any amounts held in escrow deducted in clause (a)(4) above) the aggregate of all reserves, letters of credit and escrows held in connection with the Mortgage Loan to the extent that such reserves, letters of credit and escrows are permitted to be used by the Servicer in reduction of the Mortgage Loan); and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or any analogous term in the Lead Securitization Servicing Agreement.

“Appraisal Reduction Event” shall mean:

(i) prior to the Lead Securitization Date, the earliest to occur of any of the following: (a) 60 days after an uncured payment delinquency (other than a delinquency in respect of the Balloon Payment) occurs in respect of the Mortgage Loan, (b) 90 days after an uncured delinquency occurs in respect of the Balloon Payment for the Mortgage Loan unless a refinancing is anticipated within 120 days after the Maturity Date of the Mortgage Loan (as evidenced by a written and binding refinancing commitment from an acceptable lender and reasonably satisfactory in form and substance to the Servicer, and the Controlling Holder, which provides that such refinancing shall occur within 120 days after the Maturity Date, in which case 120 days after such uncured delinquency, (c) 60 days after a reduction in monthly debt service payments or a material adverse economic change with respect to the terms of the Mortgage Loan has become effective, (d) 60 days after an extension of the Maturity Date of the Mortgage Loan (except for an extension within the time periods described in clause (b) above), (e) 60 days after a receiver has been appointed in respect of the Mortgaged Property securing the Mortgage Loan on behalf of the Lender or any other creditor, (f) immediately after any Mortgage Loan Borrower declares, or becomes the subject of, bankruptcy, insolvency or similar proceeding, admits in writing the inability to pay its debts as they come due or makes an assignment for the benefit of creditors unless such action is dismissed within 45 days, or (g) immediately after the Mortgaged Property securing the Mortgage Loan becomes an REO Property; and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or any analogous term in the Servicing Agreement.

In addition to the foregoing, each Note B Holder shall have the right, at its sole expense, to require the Special Servicer to order an additional Appraisal of the Mortgage Loan if an event has occurred at or with regard to the Mortgaged Property that would have a material effect on its appraised value, and the Special Servicer will be required to use its reasonable best efforts to ensure that such Appraisal is delivered within 30 days from receipt of such Note B Holder’s written request and to ensure that such Appraisal is prepared on an “as is” basis by an Appraiser in accordance with MAI standards; provided, that the Special Servicer will not be required to obtain such Appraisal if (i) the Special Servicer determines in accordance with Accepted Servicing Practices that no events at or with regard to the Mortgaged Property have

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occurred that would have a material effect on such appraised value of the Mortgaged Property or (ii) a Note B Holder had ordered an Appraisal in the past 9 months. Upon receipt of an Appraisal requested by a Note B Holder pursuant to this definition of “Appraisal Reduction Event” and any other information reasonably requested by the Special Servicer from the Servicer reasonably required to calculate or recalculate the Appraisal Reduction Amount, the Special Servicer will be required to determine, in accordance with Accepted Servicing Practices, whether, based on its assessment of such additional Appraisal, any recalculation of the Appraisal Reduction Amount is warranted and, if so warranted, will be required to recalculate such Appraisal Reduction Amount based upon such additional Appraisal.

“Appraiser” shall mean an independent appraiser, selected by the Servicer, as applicable, that is a member in good standing of the Appraisal Institute and that is certified or licensed in the state in which the Mortgaged Property is located, and who has a minimum of five (5) years’ experience in the appraisal of comparable properties in the geographic area in which such Mortgaged Property is located.

“Approved Bank” shall mean a domestic financial institution which (A) prior to a Securitization, has long term unsecured debt obligations of which are rated not less than “AA” by S&P, “A” by Fitch and “Aa2” by Moody’s or the short-term obligations of which are rated at least “A-1+” by S&P, “F-1” by Fitch and “P-1” by Moody’s and (B) after a Securitization, has long term long unsecured debt obligations and/or short term obligations which meet the applicable rating requirements of the Rating Agencies.

“Balloon Payment” shall mean, with respect to the Mortgage Loan, the payment of principal due on its scheduled Maturity Date.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. Sec.101 et seq.), or any similar statute, law, rules, regulations or similar legal requirements of any other applicable jurisdiction, in each case, as amended from time to time or any successor statute or rule promulgated thereto.

“Business Day” shall have the meaning assigned to such term in the Servicing Agreement.

“Certificate Administrator” shall have the meaning assigned to such term in the recitals of this Agreement.

“CLO Asset Manager” with respect to any Securitization Vehicle which is a CLO, shall mean the entity which is responsible for managing or administering the applicable Note or an interest therein as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of such Note).

“Closing Date” shall mean August 18, 2015.

“Code” shall have the meaning assigned to such term in Section 4(h).

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“Collection Account” shall mean with respect to the Mortgage Loan, an account in which amounts received in respect of the Mortgage Loan are segregated (by ledger entries or otherwise) and held for the benefit of the Holders.

“Commission” means the United States Securities and Exchange Commission.

“Common Control Party” shall have the meaning given to such term in the definition of “Affiliate.”

“Control Appraisal Event” shall be deemed to have occurred with respect to each Note B, if and so long as (a) (1) the Initial Note B Principal Balance, minus (2) the sum of (x) any payments of principal (whether as Prepayments or otherwise) allocated to, and received on, any Note B, (y) any Appraisal Reduction Amounts allocated to any Note B in accordance with the terms of this Agreement, and (z) any Realized Losses with respect to the Mortgage Loan to the extent allocated to Note B, is less than (b) twenty-five percent (25%) of the Initial Note B Principal Balance.

“Controlling Class Representative” shall have the meaning, if any, given such term in the Lead Securitization Servicing Agreement.

“Controlling Holder” shall mean, as of any date of determination:

(i)           prior to the Lead Securitization Date,

(x)          jointly, the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, unless (x) a Control Appraisal Event has occurred and is continuing with respect to Note B, or (y) either of Note B-1, Note B-2 or Note B-3 is held by a Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party, or

(y)          if no Control Appraisal Event has occurred and is continuing, but either of Note B-1, Note B-2 or Note B-3 is held by a Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party, then each Holder of a Note B that is not held by a Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party, or

(z)          if a Control Appraisal Event has occurred and is continuing with respect to Note B, or if each of Note B-1, Note B-2 and Note B-3 are held by a Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party, then jointly, the Note A-1 Holder, the Note A-2 Holder and the Note A-3 Holder; provided that:

(1)          if a Control Appraisal Event occurs, then for the purposes of determining whether the Control Appraisal Event is continuing, the outstanding Principal Balance of each Note B shall be adjusted (up or down, as applicable) to reflect the then current Appraisal

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Reduction Amount, if any, indicated by any subsequently obtained Appraisal(s);

(2)          in the event that a Note held by the Controlling Holder pursuant to this definition is held by more than one Person, (1) the Holder(s) of at least a 51% interest therein may act as the Controlling Holder hereunder and (2) any ownership interest held by a Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party shall be deemed to equal zero for the purposes of determining which owners can exercise the rights of the Controlling Holder hereunder;

(3)          the Controlling Holder shall be entitled to appoint any Person to act on its behalf in exercising the rights of the Controlling Holder hereunder and under the Servicing Agreement provided that such appointment is communicated in writing to the Lead Securitization Note Holder and any Servicer acting on its behalf. Such designation shall remain in effect until it is revoked by the Controlling Holder by a writing delivered to the parties hereto; and

(ii) from and after the Lead Securitization Date, the Lead Securitization Trust.

“Controlling Holder Repurchase Notice” shall have the meaning set forth in Section 11.

“Corrected Mortgage Loan” shall mean:

(i) prior to the Lead Securitization Date, the meaning assigned in the definition herein of “Specially Serviced Mortgage Loan”; and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or any analogous term in the Lead Securitization Servicing Agreement.

“Costs” shall mean all out-of-pocket costs, fees, expenses, Property Advances, interest, payments, losses, liabilities, judgments and/or causes of action reasonably suffered or incurred or reasonably paid by a Holder (or any Servicer or other party (including a securitization trustee, custodian and/or certificate administrator) acting on behalf of such Holder) pursuant to or in connection with the enforcement and administration of the Mortgage Loan, the Mortgage Loan Documents (not including any Servicing Fees, Special Servicing Fees, Workout Fees, Liquidation Fees or Additional Servicing Compensation), the Mortgaged Property, this Agreement, including, without limitation, attorneys’ fees and disbursements, taxes, assessments, insurance premiums and other protective advances, except for those resulting from the gross negligence or willful misconduct of such Holder (or any Servicer or other party (including a securitization trustee) acting on behalf of such Holder)); provided, however, that none of the following shall be included or deemed to be “Costs”: (i) the costs and expenses relating to the origination or securitization of any Note, including the payment of any securitization trustee fee,

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(ii) the day-to-day customary and usual, ordinary costs of servicing and administering the Mortgage Loan, (iii) insofar as any Note is an asset of a Securitization Trust and as such to the extent the following amounts are allocable to such Note under the terms of the related Securitization documents: (a) any fees, costs or expenses related to the reporting and compliance with the REMIC Provisions or any provisions of the Code relating to the creation or administration of a grantor trust relating to a Securitization Trust, including the determination related to the amount, payment or avoidance of any REMIC or grantor trust tax on a Securitization Trust or its assets or transactions, (b) any fees, costs or expenses incurred in connection with any audit or any review of the related Securitization Trust or its assets or transactions by the Internal Revenue Service or other governmental authority, (c) any REMIC or grantor trust taxes imposed on the related Securitization Trust or its assets or transactions, or (d) any advance made by a party to related Securitization in respect of a delinquent monthly debt service payment on such Note or any interest accrued on such advance.

“Cure Payment” shall have the meaning set forth in Section 11(b).

“DBRS” shall mean DBRS, Inc., and its successors in interest.

“Defaulted Mortgage Loan Purchase Price” shall mean the sum of the following, without duplication, the sum of (i) the Note A Principal Balance (as of the date of purchase), (ii) accrued and unpaid interest on the Note A Principal Balance at the Note A Interest Rate, up to (but excluding) the date of purchase and if such date of purchase is not a Monthly Payment Date, up to (but excluding) the Monthly Payment Date next succeeding the date of purchase, provided payment is made in good funds by 3:00 p.m. New York local time, (iii) any Property Advances that have not been reimbursed from collections on the Mortgage Loan and the related Advance Interest Amount (but excluding any portion of such Property Advance that was made by a Note B Holder and any interest thereon), (iv) any interest accrued on any P&I Advance made on any Note A by a party to the Lead Securitization Servicing Agreement or a Non-Lead Securitization Servicing Agreement, as applicable, at the rate specified in the related servicing agreement; (v) any accrued and unpaid Servicing Fees, trustee fees, certificate administrator fees, Special Servicing Fees, Workout Fees, Liquidation Fees and Additional Servicing Compensation, and (vi) any unreimbursed Costs incurred by any Note A Holder or any party acting on its behalf (which are not included in the preceding clauses of this paragraph).

Subject to the terms of Section 20(h) of this Agreement, the Defaulted Mortgage Loan Purchase Price, in the context of the initial offer for sale of REO Property or a Specially Serviced Mortgage Loan (to a party other than a Note B Holder) pursuant to the terms of Section 20(g) of this Agreement, shall, in addition to the amounts specified in the preceding paragraph, include the sum of (i) the Note B Principal Balance (as of the date of purchase), (ii) the accrued and unpaid interest on the Note B Principal Balance at the Note B Interest Rate, up to (but excluding) the date of purchase and if such date of purchase is not a Monthly Payment Date, up to (but excluding) the Monthly Payment Date next succeeding the date of purchase, provided payment is made in good funds by 3:00 PM New York local time, (iii) any unreimbursed Property Advances made by a Note B Holder and the related Advance Interest Amount, (iv) any interest accrued on any P&I Advance made by a party to the Lead Securitization Servicing Agreement in respect of Note B at the rate specified in the Lead Securitization Servicing

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Agreement; and (v) any unreimbursed Costs incurred by a Note B Holder or any party acting on its behalf (which are not included in the preceding paragraph or the preceding clauses in this paragraph).

In determining the Defaulted Mortgage Loan Purchase Price, amounts payable by the Mortgage Loan Borrowers as a Prepayment Premium, default interest, Penalty Charges and other similar fees and the value of such amounts shall not be included, unless a Note B Holder is one or more of the Mortgage Loan Borrowers or a Mortgage Loan Borrower Related Party upon the occurrence of any event which requires a Repurchase Option Notice pursuant to Section 11 of this Agreement.

“Depositor” shall have the meaning assigned to such term in the recitals of this Agreement.

“Directing Holder” shall have the meaning set forth in Section 21(a).

“Eligibility Requirements” shall mean, with respect to any Person, that such Person has at least $200,000,000 in capital/statutory surplus or shareholders’ equity (except with respect to a pension advisory firm or similar fiduciary) and at least $600,000,000 in total assets (in name or under management), and is regularly engaged in the business of making or owning commercial real estate loans (or interests therein), mezzanine loans (or interests therein) or commercial loans (or interests therein) similar to the Mortgage Loan.

“Environmental Law” shall mean any present or future federal, state or local law, statute, regulation or ordinance, any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, hazardous substances or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§ 6901 et seq.; the Toxic Substance Control Act, 15 U.S.C. §§ 2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act, 22 U.S.C. §§ 1251 et seq.), the Clean Air Act, 42 U.S.C. §§ 7401 et seq. and the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq.

“Event of Default” shall mean an “Event of Default” as defined in the Mortgage Loan Agreement.

“Fitch” shall mean Fitch Ratings, Inc., and its successors in interest.

“GACC” shall have the meaning assigned to such term in the recitals of this Agreement.

“GACC Non-Standalone Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“GACC Standalone Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

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“GACC Standalone A Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“Holders” shall mean, collectively, the Note A Holder and the Note B Holder.

“Initial Note A Holder” shall mean collectively, the Initial Note A-1 Holder, the Initial Note A-2 Holder and the Initial Note A-3 Holder.

“Initial Note A Principal Balance” shall mean collectively, the Initial Note A-1 Principal Balance, the Initial Note A-2 Principal Balance and the Initial Note A-3 Principal Balance, in the aggregate.

“Initial Note A-1 Holder” shall mean GACC.

“Initial Note A-1 Principal Balance” with respect to Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-1-C1, Note A-1-C2 and Note A-1-C3, shall mean Initial Note A-1-S1 Principal Balance, Initial Note A-1-S2 Principal Balance, Initial Note A-1-S3 Principal Balance, Initial Note A-1-C1 Principal Balance, Initial Note A-1-C2 Principal Balance and/or Initial Note A-1-C3 Principal Balance, respectively, and shall have the meaning assigned to such term in the Mortgage Loan Schedule.

“Initial Note A-2 Holder” shall mean MSBNA.

“Initial Note A-2 Principal Balance” with respect to Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1 and Note A-2-C2, shall mean Initial Note A-2-S1 Principal Balance, Initial Note A-2-S2 Principal Balance, Initial Note A-2-S3 Principal Balance, Initial Note A-2-C1 Principal Balance and Initial Note A-2-C2 Principal Balance, respectively, and shall have the meaning assigned to such term in the Mortgage Loan Schedule.

“Initial Note A-3 Holder” shall mean Wells Fargo.

“Initial Note A-3 Principal Balance” with respect to Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1 and Note A-3-C2, shall mean Initial Note A-3-S1 Principal Balance, Initial Note A-3-S2 Principal Balance, Initial Note A-3-S3 Principal Balance, Initial Note A-3-C1 Principal Balance and Initial Note A-3-C2 Principal Balance, respectively, and shall have the meaning assigned to such term in the Mortgage Loan Schedule.

“Initial Note B Holder” shall mean collectively, the Initial Note B-1 Holder, the Initial Note B-2 Holder and the Initial Note B-3 Holder.

“Initial Note B Principal Balance” shall mean collectively, the Initial Note B-1 Principal Balance, the Initial Note B-2 Principal Balance and the Initial Note B-3 Principal Balance, in the aggregate.

“Initial Note B-1 Holder” shall mean GACC.

“Initial Note B-1 Principal Balance” shall have the meaning assigned to such term in the Mortgage Loan Schedule.

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“Initial Note B-2 Holder” shall mean MSBNA.

“Initial Note B-2 Principal Balance” shall have the meaning assigned to such term in the Mortgage Loan Schedule.

“Initial Note B-3 Holder” shall mean Wells Fargo.

“Initial Note B-3 Principal Balance” shall have the meaning assigned to such term in the Mortgage Loan Schedule.

“Interim Servicer” shall mean the master servicer (or single servicer) appointed jointly by the Initial Note Holders under this Agreement and any successor master servicer (or single servicer) appointed as provided hereunder, which Interim Servicer shall be a Qualified Servicer. The initial Interim Servicer shall be KeyBank National Association pursuant to the Interim Servicing Agreement.

“Interim Servicing Agreement” shall mean that certain interim servicing agreement, dated as of December 1, 1998, between GACC, as owner, and the Interim Servicer, as servicer, and any replacement servicing entered into with any successor Interim Servicer appointed jointly by the Note Holders.

“KBRA” shall mean Kroll Bond Rating Agency, Inc. and its successors in interest.

“Lead Securitization” shall have the meaning assigned to such term in the recitals of this Agreement.

“Lead Securitization Date” shall mean the closing date for the Lead Securitization.

“Lead Securitization Note Holder” shall mean, (i) prior to the Lead Securitization Date or if each Standalone Note is no longer included in the Lead Securitization Trust, the Note A-1 Holder, and (ii) from and after the Lead Securitization Date, the Lead Securitization Trust; provided, that, in the case of clause (i), to the extent that the exercise of any right or obligation of the Note A-1 Holder in its capacity as “Lead Securitization Note Holder” involves discretionary decision-making of a material nature, the Note A-1 Holder shall consult with the Note A-2 Holder and the Note A-3 Holder and make any related decisions jointly.

“Lead Securitization Servicing Agreement” shall have the meaning assigned to such term in the recitals of this Agreement.

“Lead Securitization Trust” shall mean the trust established pursuant to the Lead Securitization Servicing Agreement in connection with the Lead Securitization.

“Letter of Credit” shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit, as the same may be replaced, split, substituted, modified, amended, supplemented, assigned or otherwise restated from time to time (either an evergreen letter of credit or a letter of

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credit which does not expire until at least two (2) Business Days after the Maturity Date of the Mortgage Loan) in favor of the Note A Holder and entitling the Note A Holder to draw thereon, at a domestic location reasonably acceptable to the Note A Holder, based solely on a statement purportedly executed by an officer of the Note A Holder stating that it has the right to draw thereon, and issued by a domestic Approved Bank or the U.S. agency or branch of a foreign Approved Bank.

“Liquidation Fee” shall mean:

(i) prior to the Lead Securitization Date, if the Mortgage Loan or the Mortgaged Property is sold or transferred or otherwise liquidated (or a Specially Serviced Mortgage Loan is sold or liquidated or a final discounted payoff is made), a fee payable to the Servicer from Liquidation Proceeds with respect to the Mortgaged Property if the Servicer receives any Liquidation Proceeds with respect thereto, equal to 25 basis points (0.25%) multiplied by Liquidation Proceeds (net of any Servicing Fees, Special Servicing Fees and reimbursement of any Advances or interest thereon payable therefrom and legal fees and expenses, Appraisal fees, brokerage fees, and similar fees and expenses in connection with the maintenance and preservation of the Mortgaged Property) related to the Mortgage Loan or Mortgaged Property; and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term in the Lead Securitization Servicing Agreement.

The Liquidation Fee shall be payable to the Special Servicer upon receipt of Liquidation Proceeds; provided, however, that the parties agree that no Liquidation Fee will be payable in connection with, or out of, Liquidation Proceeds resulting from the purchase of the Mortgaged Property or Note A by the Note B Holder pursuant to the provisions of this Agreement or the Lead Securitization Servicing Agreement within ninety (90) days after a Triggering Event of Default.

“Liquidation Proceeds” shall mean:

(i) prior to the Lead Securitization Date, the amount (other than insurance proceeds or amounts required to be paid to the Mortgage Loan Borrowers or other Persons pursuant to the Mortgage Loan Documents or applicable law) received in connection with the liquidation of the Mortgaged Property or REO Property through a trustee’s sale, foreclosure sale or otherwise or the sale or other liquidation of the Mortgage Loan, including a final discounted payoff of the Mortgage Loan, and

(ii) from and after the Lead Securitization Date, shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement.

“Major Decision” means:

(i) prior to the Lead Securitization Date:

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(a)          any proposed or actual foreclosure upon or comparable conversion of the ownership of properties securing the Mortgage Loan;

(b)          any modification, consent to a modification or waiver of a monetary term (other than late payment charges or Default Interest) or material non-monetary term (including, without limitation, the timing of payments and acceptance of discounted payoffs but excluding late payment charges or Default Interest) of the Mortgage Loan or any extension of the Maturity Date of the Mortgage Loan;

(c)          any sale of the Mortgage Loan, an REO Property for less than the Defaulted Mortgage Loan Purchase Price;

(d)          any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

(e)          any release of collateral or any acceptance of substitute or additional collateral for the Mortgage Loan, or any consent to either of the foregoing, other than as required pursuant to the specific terms of the Mortgage Loan and for which there is no material lender discretion;

(f)          any waiver of a “due-on-sale” or “due-on-encumbrance” clause or any consent to such waiver or consent to a transfer of the Mortgaged Property or interests in the Mortgage Loan Borrower or consent to the incurrence of additional debt, other than any such transfer or incurrence of debt as may be effected without the consent of the lender under the loan agreement;

(g)          any property management company changes for which the lender is required to consent or approve under the Mortgage Loan Documents or franchise changes for which the lender is required to consent or approve under the Mortgage Loan Documents;

(h)          releases of any escrows, reserve accounts or letters of credit held as performance escrows or reserves other than those required pursuant to the specific terms of the Mortgage Loan and for which there is no material lender discretion;

(i)          any acceptance of an assumption agreement releasing a Mortgage Loan Borrower from liability under the Mortgage Loan and for which there is no lender discretion;

(j)          any determination of an Acceptable Insurance Default;

(k)          the determination of the Special Servicer pursuant to clause (b) of the definition of “Specially Serviced Loan”; and

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(l)          any acceleration of the Mortgage Loan following a default or an event of default or any initiation of judicial, bankruptcy or similar proceedings under the Mortgage Loan Documents; and

(ii) from and after the Lead Securitization Date, such term shall not apply.

“Master Servicer” shall have the meaning set forth in the recitals of this Agreement.

“Maturity Date” shall have the meaning assigned to such term as set forth in the Mortgage Loan Schedule.

“Moody’s” shall mean Moody’s Investors Service, Inc., and its successors in interest.

“Monthly Payment Date” shall mean the “Monthly Payment Date” set forth in the Mortgage Loan Agreement.

“Morningstar” shall mean Morningstar Credit Ratings, LLC, and its successors in interest.

“Mortgage” shall have the meaning assigned to such term in the recitals.

“Mortgage Default Rate” shall have the meaning assigned to such term in the Mortgage Loan Schedule.

“Mortgage Interest Rate” shall have the meaning assigned to such term in the Mortgage Loan Schedule.

“Mortgage Loan” shall have the meaning assigned such term in the recitals.

“Mortgage Loan Agreement” shall have the meaning assigned such term in the recitals.

“Mortgage Loan Borrower” shall have the meaning assigned such term in the recitals.

“Mortgage Loan Borrower Related Parties” shall have the meaning assigned such term in Section 19.

“Mortgage Loan Documents” shall mean the Mortgage, the Mortgage Loan Agreement, the Notes and all other documents evidencing or securing the Mortgage Loan including, without limitation, all guaranties and indemnities, as same may be amended, modified or restated in accordance with this Agreement.

“Mortgage Loan Principal Balance” shall mean, at any date of determination, the outstanding principal balance of the Mortgage Loan.

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“Mortgage Loan Schedule” shall mean the schedule in the form attached hereto as Exhibit A, which schedule sets forth certain information regarding the Mortgage Loan.

“Mortgaged Property” shall have the meaning assigned such term in the recitals.

“MSBNA” shall have the meaning assigned to such term in the recitals of this Agreement.

“MSBNA Non-Standalone Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“MSBNA Standalone Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“MSBNA Standalone A Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“Net Note A-1 Interest Rate” shall mean the Note A-1 Interest Rate minus the Servicing Fee Rate.

“Net Note A-2 Interest Rate” shall mean the Note A-2 Interest Rate minus the Servicing Fee Rate.

“Net Note A-3 Interest Rate” shall mean the Note A-3 Interest Rate minus the Servicing Fee Rate.

“Net Note B-1 Interest Rate” shall mean the Note B-1 Interest Rate minus the Servicing Fee Rate.

“Net Note B-2 Interest Rate” shall mean the Note B-2 Interest Rate minus the Servicing Fee Rate.

“Net Note B-3 Interest Rate” shall mean the Note B-3 Interest Rate minus the Servicing Fee Rate.

“Non-Controlling Holder” shall mean any Holder that is not the Controlling Holder. In the event that any Note is an asset of a Non-Lead Securitization, the rights of the Holder of any such Note in its capacity as a Non-Controlling Holder may be exercised by the “directing holder,” “controlling class representative” or other party designated to exercise such rights pursuant to the terms of the related Non-Lead Securitization Servicing Agreement.

“Non-Lead Securitization” shall mean the sale of all or a portion of any Non-Standalone Note to a depositor, who will in turn include such Note as part of the related Non-Lead Securitization of one or more other mortgage loans.

“Non-Lead Securitization Servicing Agreement” shall mean any pooling and servicing agreement (or analogous agreement) relating to a Note, other than the Lead Securitization Servicing Agreement.

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“Nonrecoverable P&I Advance” means a P&I Advance that has been determined to be “nonrecoverable” in accordance with the terms of the Lead Securitization Servicing Agreement or Non-Lead Securitization Servicing Agreement, as applicable.

“Nonrecoverable Property Advance” means a Property Advance that has been determined to be “nonrecoverable” in accordance with the terms of the applicable Servicing Agreement.

“Non-Standalone Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“Note A” shall mean, individually or collectively, Note A-1, Note A-2 and Note A-3, as the context may require.

“Note A Default Interest Rate” shall mean collectively, the Note A-1 Default Interest Rate, the Note A-2 Default Interest Rate and the Note A-3 Default Interest Rate.

“Note A Holder” shall mean collectively, the Note A-1 Holder, the Note A-2 Holder and the Note A-3 Holder.

“Note A Interest Rate” shall mean individually or collectively, as the context may require, the Note A-1 Interest Rate, the Note A-2 Interest Rate and/or the Note A-3 Interest Rate, as the case may be.

“Note A Percentage Interest” shall mean individually or collectively, as the context may require, the Note A-1 Percentage Interest, the Note A-2 Percentage Interest, and/or the Note A-3 Percentage Interest, as the case may be.

“Note A Principal Balance” shall mean individually or collectively, the Note A-1 Principal Balance, the Note A-2 Principal Balance and/or the Note A-3 Principal Balance, as the case may be.

“Note A-1” shall mean, individually or collectively, Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-1-C1, Note A-1-C2 and Note A-1-C3, as the context may require.

“Note A-1 Default Interest Rate” shall mean with respect to Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-1-C1, Note A-1-C2 and/or Note A-1-C3, the Note A-1 Default Interest Rate set forth for such Note in the Mortgage Loan Schedule.

“Note A-1 Holder” shall mean with respect to Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-1-C1, Note A-1-C2 and Note A-1-C3, the Initial Note A-1 Holder or any subsequent holder of such Note.

“Note A-1 Interest Rate” shall mean with respect to Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-1-C1, Note A-1-C2 and/or Note A-1-C3, the Interest Rate set forth for such Note in the Mortgage Loan Schedule.

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“Note A-1 Percentage Interest” shall mean, as of any date, with respect to Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-1-C1, Note A-1-C2 and/or Note A-1-C3, the ratio of such Note’s Principal Balance to the Mortgage Loan Principal Balance.

“Note A-1 Principal Balance” shall mean, at any time of determination, with respect to Note A-1-S1, Note A-1-S2, Note A-1-S3, Note A-1-C1, Note A-1-C2 and/or Note A-1-C3, the Initial Principal Balance for such Note as set forth in the Mortgage Loan Schedule, as previously reduced by payments of principal thereon received by the related Note A-1 Holder and any reductions in such amount pursuant to Section 4(c) and Section 7.

“Note A-1-C1” shall have the meaning assigned such term in the recitals.

“Note A-1-C2” shall have the meaning assigned such term in the recitals.

“Note A-1-C3” shall have the meaning assigned such term in the recitals.

“Note A-1-S1” shall have the meaning assigned such term in the recitals.

“Note A-1-S2” shall have the meaning assigned such term in the recitals.

“Note A-1-S3” shall have the meaning assigned such term in the recitals.

“Note A-2” shall mean, individually or collectively, Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1 and Note A-2-C2, as the context may require.

“Note A-2 Default Interest Rate” shall mean with respect to Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1 and/or Note A-2-C2, the Note A-2 Default Interest Rate set forth for such Note in the Mortgage Loan Schedule.

“Note A-2 Holder” shall mean with respect to Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1 and Note A-2-C2, the Initial Note A-2 Holder or any subsequent holder of such Note.

“Note A-2 Interest Rate” shall mean with respect to Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1 and/or Note A-2-C2, the Interest Rate set forth for such Note in the Mortgage Loan Schedule.

“Note A-2 Percentage Interest” shall mean, as of any date, with respect to Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1 and/or Note A-2-C2, the ratio of such Note’s Principal Balance to the Mortgage Loan Principal Balance.

“Note A-2 Principal Balance” shall mean, at any time of determination, with respect to Note A-2-S1, Note A-2-S2, Note A-2-S3, Note A-2-C1 and/or Note A-2-C2, the Initial Principal Balance for such Note as set forth in the Mortgage Loan Schedule, as previously reduced by payments of principal thereon received by the related Note A-2 Holder and any reductions in such amount pursuant to Section 4(c) and Section 7.

“Note A-2-C1” shall have the meaning assigned such term in the recitals.

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“Note A-2-C2” shall have the meaning assigned such term in the recitals.

“Note A-2-S1” shall have the meaning assigned such term in the recitals.

“Note A-2-S2” shall have the meaning assigned such term in the recitals.

“Note A-2-S3” shall have the meaning assigned such term in the recitals.

“Note A-3” shall mean, individually or collectively, Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1 and Note A-3-C2, as the context may require.

“Note A-3 Default Interest Rate” shall mean with respect to Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1 and/or Note A-3-C2, the Note A-3 Default Interest Rate set forth for such Note in the Mortgage Loan Schedule.

“Note A-3 Holder” shall mean with respect to Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1 and Note A-3-C2, the Initial Note A-3 Holder or any subsequent holder of such Note.

“Note A-3 Interest Rate” shall mean with respect to Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1 and/or Note A-3-C2, the Interest Rate set forth for such Note in the Mortgage Loan Schedule.

“Note A-3 Percentage Interest” shall mean, as of any date, with respect to Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1 and/or Note A-3-C2, the ratio of such Note’s Principal Balance to the Mortgage Loan Principal Balance.

“Note A-3 Principal Balance” shall mean, at any time of determination, with respect to Note A-3-S1, Note A-3-S2, Note A-3-S3, Note A-3-C1 and/or Note A-3-C2, the Initial Principal Balance for such Note as set forth in the Mortgage Loan Schedule, as previously reduced by payments of principal thereon received by the related Note A-3 Holder and any reductions in such amount pursuant to Section 4(c) and Section 7.

“Note A-3-C1” shall have the meaning assigned such term in the recitals.

“Note A-3-C2” shall have the meaning assigned such term in the recitals.

“Note A-3-S1” shall have the meaning assigned such term in the recitals.

“Note A-3-S2” shall have the meaning assigned such term in the recitals.

“Note A-3-S3” shall have the meaning assigned such term in the recitals.

“Note B” shall mean, individually or collectively, Note B-1, Note B-2 and Note B-3, as the context may require.

“Note B Default Interest Rate” shall mean collectively, the Note B-1 Default Interest Rate, the Note B-2 Default Interest Rate and the Note B-3 Default Interest Rate.

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“Note B Holder” shall mean collectively, the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder.

“Note B Interest Rate” shall mean individually or collectively, as the context may require, the Note B-1 Interest Rate, the Note B-2 Interest Rate and/or the Note B-3 Interest Rate, as the case may be.

“Note B Percentage Interest” shall mean individually or collectively, as the context may require, the Note B-1 Percentage Interest, the Note B-2 Percentage Interest and/or the Note B-3 Percentage Interest, as the case may be.

“Note B Principal Balance” shall mean individually or collectively, the Note B-1 Principal Balance, the Note B-2 Principal Balance and/or the Note B-3 Principal Balance, as the case may be.

“Note B-1” shall have the meaning assigned such term in the recitals.

“Note B-1 Default Interest Rate” shall mean the Note B-1 Default Interest Rate set forth in the Mortgage Loan Schedule.

“Note B-1 Holder” shall mean the Initial Note B-1 Holder or any subsequent holder of Note B-1.

“Note B-1 Interest Rate” shall mean the Note B-1 Interest Rate set forth in the Mortgage Loan Schedule.

“Note B-1 Percentage Interest” shall mean, as of any date, the ratio of the Note B-1 Principal Balance to the Mortgage Loan Principal Balance.

“Note B-1 Principal Balance” shall mean, at any time of determination, the Initial Note B-1 Principal Balance as set forth in the Mortgage Loan Schedule, as previously reduced by payments of principal thereon received by the Note B-1 Holder and any reductions in such amount pursuant to Section 4(c) and Section 7.

“Note B-2” shall have the meaning assigned such term in the recitals.

“Note B-2 Default Interest Rate” shall mean the Note B-2 Default Interest Rate set forth in the Mortgage Loan Schedule.

“Note B-2 Holder” shall mean the Initial Note B-2 Holder or any subsequent holder of Note B-2.

“Note B-2 Interest Rate” shall mean the Note B-2 Interest Rate set forth in the Mortgage Loan Schedule.

“Note B-2 Percentage Interest” shall mean, as of any date, the ratio of the Note B-2 Principal Balance to the Mortgage Loan Principal Balance.

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“Note B-2 Principal Balance” shall mean, at any time of determination, the Initial Note B-2 Principal Balance as set forth in the Mortgage Loan Schedule, as previously reduced by payments of principal thereon received by the Note B-2 Holder and any reductions in such amount pursuant to Section 4(c) and Section 7.

“Note B-3” shall have the meaning assigned such term in the recitals.

“Note B-3 Default Interest Rate” shall mean the Note B-3 Default Interest Rate set forth in the Mortgage Loan Schedule.

“Note B-3 Holder” shall mean the Initial Note B-3 Holder or any subsequent holder of Note B-3.

“Note B-3 Interest Rate” shall mean the Note B-3 Interest Rate set forth in the Mortgage Loan Schedule.

“Note B-3 Percentage Interest” shall mean, as of any date, the ratio of the Note B-3 Principal Balance to the Mortgage Loan Principal Balance.

“Note B-3 Principal Balance” shall mean, at any time of determination, the Initial Note B-3 Principal Balance as set forth in the Mortgage Loan Schedule, as previously reduced by payments of principal thereon received by the Note B-3 Holder and any reductions in such amount pursuant to Section 4(c) and Section 7.

“Notes” shall have the meaning given such term in the recitals.

“P&I Advance” shall mean an advance made in respect of a delinquent monthly debt service payment on a Note included in a Securitization by a party to such Securitization (and in accordance with the terms of the Lead Securitization Servicing Agreement or the related Non-Lead Securitization Servicing Agreement, as the case may be).

“Penalty Charges” shall mean any amounts actually collected on the Mortgage Loan from the Mortgage Loan Borrowers that represent late payment charges, other than a Prepayment Premium or default interest.

“Percentage Interest” shall mean, with respect to the Note A Holder, the Note A Percentage Interest, and with respect to the Note B Holder, the Note B Percentage Interest.

“Permitted Fund Manager” shall mean any Person that on the date of determination is (i) one of the entities listed on Schedule 1 annexed hereto and made a part hereof or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $250,000,000, and (iii) not subject to a proceeding relating to the bankruptcy, insolvency, reorganization or relief of debtors.

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“Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Prepayment” shall mean any payment of principal made by the Mortgage Loan Borrowers with respect to the Mortgage Loan which is received in advance of its scheduled Maturity Date, whether made by reason of a casualty or condemnation, due to the acceleration of the maturity of the Notes or otherwise.

“Prepayment Premium” shall mean any prepayment premium, spread maintenance premium, yield maintenance premium or similar fee required to be paid in connection with a Prepayment of the Mortgage Loan.

“Prime Rate” shall mean the “Prime Rate” in effect from time to time (as published in the “Money Rates” section of The Wall Street Journal or, if such section or publication no longer is available, such other publication as determined by the Note A-1 Holder in its reasonable discretion).

“Principal Balance” shall mean with respect to any Note, at any date of determination, the then outstanding principal balance of such Note.

“Property Advance” shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement or at any time that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, any analogous concept under the servicing agreement pursuant to which the Mortgage Loan is being serviced in accordance with the terms of this Agreement.

“Qualified Institutional Lender” shall mean the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note B-1 Holder, the Initial Note B-2 Holder, the Initial Note B-3 Holder and the following:

(a)          an entity Controlled (as defined below) by, or under common Control (as defined below) with, the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note B-1 Holder, the Initial Note B-2 Holder or the Initial Note B-3 Holder, or

(b)          one or more of the following:

(i)           an insurance company, bank, savings and loan association, investment bank, trust company, commercial credit corporation, pension plan, pension fund, pension fund advisory firm, mutual fund, real estate investment trust, governmental entity or plan, in any case, which satisfies the Eligibility Requirements, or,

(ii)          an investment company, money management firm or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an investment advisor registered under the Investment Advisers Act of 1940 or an institutional accredited investor under Regulation D, which regularly engages in the

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business of making or owning investments of types similar to the Mortgage Loan or the related Note, which satisfies the Eligibility Requirements, or

(iii)          a Qualified Trustee in connection with (A) a securitization of, (B) the creation of collateralized loan obligations (“CLO”) secured by or (C) a financing through an “owner trust” of, a Note or any interest therein (any of the foregoing, a “Securitization Vehicle”), provided that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by at least two of the Rating Agencies which assigned a rating to one or more classes of securities issued in connection with a Securitization (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of such Note or any interest therein to such Securitization Vehicle); (2) the special servicer of such Securitization Vehicle has a Required Special Servicer Rating (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer such Note or any interest therein in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CLO, the CLO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CLO Asset Manager which is a Qualified Institutional Lender, are each a Qualified Institutional Lender under clauses (a), (b)(i), (b)(ii), (b)(v), (b)(vi) or (c) of this definition, or

(iv)          an investment fund, limited liability company, limited partnership or general partnership in which a Permitted Fund Manager acts as the general partner, managing member, or the fund manager responsible for the day to day management and operation of such investment vehicle and provided that at least fifty percent (50%) of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Qualified Institutional Lenders, or

(v)          an institution substantially similar to any of the foregoing in clauses (b)(i), (ii) or (iv), which satisfies the Eligibility Requirements;

(vi)          a Person which is otherwise a Qualified Institutional Lender but which is acting in an agency capacity for a syndicate of lenders where at least 51% of the lenders in such syndicate are otherwise Qualified Institutional Lenders under clauses (b)(i), (ii), (iv) and (v) above; or

(c)          any entity Controlled (as defined below) by, or under common Control (as defined below) with, any of the entities described in clause (b) above.

(d)          any Person for which a Rating Agency Confirmation has been obtained.

For purposes of this definition only, “Control” means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction

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of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise (“Controlled” has the meaning correlative thereto).

“Qualified Servicer” shall mean:

(i) prior to the Lead Securitization Date, either (x) a mortgage finance institution, insurance company, bank or mortgage servicing institution (A) organized and doing business under the laws of the United States or any state of the United States or the District of Columbia, (B) authorized to transact business in the jurisdiction where each Mortgaged Property is located, if and to the extent required by applicable law to enable such institution to perform its obligations under the Interim Servicing Agreement or, in the event that such institution is acting as a sub-servicer, under the applicable sub-servicing agreement, and otherwise as contemplated hereby, and (C) (1) has a rating of at least “CMS2” (in the case of a master servicer) and “CSS2” (in the case of a special servicer) in the case of Fitch, (2) is on S&P’s Select Servicer List as a U.S. Commercial Mortgage Master Servicer or a U.S. Commercial Mortgage Special Servicer, as applicable, in the case of S&P, (3) ranked at least “MOR CS3” by Morningstar, (4) in the case of Moody’s, such servicer is acting as servicer for one or more loans included in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination, and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such servicer as servicer of such commercial mortgage loans, (5) in the case of KBRA, KBRA has not cited servicing concerns of such servicer as the sole or material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a transaction serviced by such servicer prior to the time of determination, or (6) in the case of DBRS, such servicer is currently acting as servicer for one or more loans included in a CMBS transactions that is rated by DBRS, and DBRS has not downgraded or withdrawn the then-current rating on any class of CMBS or placed any class of CMBS on watch citing the continuation of such servicer as the sole or material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a transaction serviced by such special servicer prior to the time of determination, or (y) as to which each of the Rating Agencies shall have delivered to the Trustee written confirmation to the effect that the service by such entity as Servicer or Special Servicer, as the case may be, would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the securities issued under the Servicing Agreement, and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or analogous term in the Lead Securitization Servicing Agreement.

“Qualified Trustee” shall mean (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by

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the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated any of the then in effect top two rating categories of each of the applicable Rating Agencies.

“Rating Agencies” shall mean DBRS, Fitch, KBRA, Moody’s, Morningstar and S&P and their respective successors-in-interest or, if any of such entities shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency designated by the Lead Securitization Note Holder; provided, however, that at any time during which any Note A or Note B is an asset of a Securitization, “Rating Agencies” or “Rating Agency” shall mean the rating agencies that from time to time rate the securities issued in connection with such Securitization (and at the time of determination continue to do so).

“Rating Agency Confirmation” shall have, at any time that any Note A or Note B is an asset of a Securitization, the meaning assigned to such term or analogous term in the Servicing Agreement.

“Realized Losses” mean any reduction in the Mortgage Loan Principal Balance that does not result in an accompanying payment of principal to any of the Holders, which may result from, but is not limited to, one of the following circumstances: (i) the cancellation or forgiveness of any portion of the Mortgage Loan Principal Balance in connection with a bankruptcy or similar proceeding or a modification or amendment of the Mortgage Loan granted by the Servicer pursuant to the terms of the Servicing Agreement, or (ii) a reduction in the Mortgage Interest Rate, the Note A Interest Rate or the Note B Interest Rate in connection with a bankruptcy or similar proceeding involving one or more of the Mortgage Loan Borrowers or a modification or amendment of the Mortgage Loan agreed to by the Servicer in accordance with the terms of the Servicing Agreement, that as a result of the application of Section 7, results in the application of principal to pay interest to one or more Holders (each such Realized Loss described in this clause (ii) shall be deemed to have been incurred on the Monthly Payment Date for each affected monthly payment).

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time, in each case as effective from time to time as of the compliance dates specified therein.

“REMIC” shall have the meaning assigned to such term in Section 4(h).

“REMIC Provisions” shall mean the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Date” shall mean (a) the Business Day preceding the Distribution Date, as such term is defined in the Lead Securitization Servicing Agreement and (b) with

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respect to any Non-Standalone Note, from and after the Securitization of such Non-Standalone Note, the second Business Day before the “servicer remittance date,” as such term or a similar term is defined in the related Non-Lead Securitization Servicing Agreement (as long as such date is at least two Business Days after receipt of properly identified funds).

“REO Proceeds” shall mean, with respect to any REO Property, all revenues received by the applicable Servicer with respect to such REO Property or the Mortgage Loan, which do not constitute Liquidation Proceeds.

“REO Property” shall mean any Mortgaged Property title to which has been acquired by the Servicer on behalf of the Holders through foreclosure, deed-in-lieu of foreclosure or otherwise.

“Repurchase Date” shall have the meaning assigned such term in Section 11.

“Repurchase Option Notice” shall have the meaning assigned such term in Section 11.

“Required Special Servicer Rating” shall mean with respect to a special servicer (i) in the case of Fitch, a rating of at least “CSS3”, (ii) in the case of S&P, such special servicer is on S&P’s Select Servicer List as a U.S. Commercial Mortgage Special Servicer, (iii) in the case of Moody’s, such special servicer is acting as special servicer for one or more loans included in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination, and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage loans, (iv) in the case of Morningstar, either (a) the special servicer has a special servicer ranking of at least “MOR CS3” by Morningstar (if ranked by Morningstar) or (b) if not ranked by Morningstar, is currently acting as a special servicer on a deal or transaction-level basis for all or a significant portion of the related mortgage loans in other CMBS transactions rated by any of S&P, KBRA, Morningstar, Moody’s, Fitch or DBRS and the Trustee relating to the Securitization does not have actual knowledge that Morningstar has, with respect to any such other CMBS transaction, qualified, downgraded or withdrawn its rating or ratings on one or more classes of such CMBS transaction citing servicing concerns of the applicable replacement as the sole or material factor in such rating action, (v) in the case of KBRA, KBRA has not cited servicing concerns of such special servicer as the sole or material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a transaction serviced by such special servicer prior to the time of determination, and (vi) in the case of DBRS, such special servicer is currently acting as special servicer for one or more loans included in a CMBS transactions that is rated by DBRS, and DBRS has not downgraded or withdrawn the then-current rating on any class of CMBS or placed any class of CMBS on watch citing the continuation of such special servicer as the sole or material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a transaction serviced by such special servicer

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prior to the time of determination. The requirement of any rating agency that is not a Rating Agency shall be disregarded.

“Reserve Collateral” shall have the meaning assigned such term in Section 21(i).

“S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors in interest.

“Securitization” shall mean the Lead Securitization and any Non-Lead Securitization, as the context may require.

“Securitization Trust” shall mean the Lead Securitization Trust or any trust formed in connection with the Securitization of any Non-Standalone Note, as the context may require.

“Servicer” shall mean (i) prior to the Lead Securitization Date, the Interim Servicer, and (ii) from and after the Lead Securitization Date, the Master Servicer or the Special Servicer, as the context may require.

“Servicing Agreement” shall mean (i) prior to the Lead Securitization Date, the Interim Servicing Agreement, and (ii) from and after the Lead Securitization Date, the Lead Securitization Servicing Agreement.

“Servicing Fee” shall have the meaning assigned to such term in Section 4.

“Servicing Fee Rate” shall mean 0.125 basis points (0.00125%) per annum (which consists solely of the primary servicing fee rate).

“Special Servicer” shall have the meaning set forth in the recitals of this Agreement.

“Special Servicer Termination Event” shall have the meaning assigned to such term in the Servicing Agreement.

“Special Servicing Fee” shall have the meaning assigned to such term in Section 4.

“Special Servicing Fee Rate” shall mean an amount:

(i) prior to the Lead Securitization Date, so long as the Mortgage Loan is a Specially Serviced Mortgage Loan, an amount equal to the product of (A) 12.5 basis points (0.125%) per annum and (B) the Mortgage Loan Principal Balance; and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or analogous term in the Lead Securitization Servicing Agreement; provided that any such Special Servicing Fee Rate shall not exceed 12.5 basis points (0.125%) per annum with respect to the Mortgage Loan.

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“Specially Serviced Mortgage Loan” shall mean the Mortgage Loan if:

(i) prior to the Lead Securitization Date, any of the following occurs: (a) the Mortgage Loan Borrowers fail to make a monthly debt service payment for a period of 60 days after its Monthly Payment Date; (b) in the reasonable business judgment of the Servicer (with the consent of the applicable Controlling Holder), exercised in accordance with Accepted Servicing Practices, there is an imminent risk of an Event of Default consisting of a failure to make a monthly debt service payment which Event of Default is likely to remain unremedied for a period of 60 days or more; (c) the Servicer has received notice or has actual knowledge that one or more of the Mortgage Loan Borrowers has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing its inability to pay its debts as they come due or made an assignment for the benefit of creditors; (d) the Servicer has received notice of a foreclosure or threatened foreclosure of any lien upon the Mortgaged Property; (e) except with respect to matters already addressed in clause (a) of this definition, the Servicer has received notice or has actual knowledge that the Mortgage Loan Borrowers are in default beyond any applicable notice and/or grace periods in the performance or observance of any of its obligations under the related Mortgage Loan Documents the failure of which to cure, in the reasonable business judgment of the Servicer, exercised in accordance with Accepted Servicing Practices, materially and adversely affects the interests of the Holders; or (f) a failure on the part of the Mortgage Loan Borrowers to make the Balloon Payment as and when the same becomes due and payable.

The period during which the Mortgage Loan is specially serviced shall end and the Mortgage Loan shall be a “Corrected Mortgage Loan”: (1) with respect to the circumstances described in clause (a) above, when the Mortgage Loan Borrowers have paid in full all payments due under the Mortgage Loan and have made three consecutive full and timely monthly debt service payments under the terms of the Mortgage Loan or, if the Mortgage Loan is “worked out”, when the Mortgage Loan Borrowers have made three consecutive full and timely monthly debt service payments under the terms of the Mortgage Loan as modified in connection with such workout; (2) with respect to the circumstances described in clauses (b), (c) and (d) above, when such circumstances cease to exist in the good faith judgment of the Servicer, or in the case of clause (b) above the related Event of Default does not occur within sixty (60) days from the date of such determination; (3) with respect to the circumstances described in clause (e) above, when the Mortgage Loan Borrowers has cured such default; or (4) with respect to the circumstances described in clause (f) above, when the Mortgage Loan Borrowers have paid in full all payments due under the Mortgage Loan or, if the Mortgage Loan is “worked out,” when the Mortgage Loan Borrowers have made three consecutive full and timely monthly debt service payments under the terms of the Mortgage Loan as modified in connection with such workout; provided, in any case, that at that time no other circumstance identified in clauses (a) through (f) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan; and

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(ii) from and after the Lead Securitization Date, the meaning given to such term or analogous term in the Lead Securitization Servicing Agreement.

“Standalone A Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“Standalone Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“Transfer” shall have the meaning assigned such term in Section 18.

“Triggering Event of Default” shall mean (i) any Event of Default with respect to an obligation of the Mortgage Loan Borrowers to pay money due under the Mortgage Loan or (ii) any non-monetary Event of Default as to which the Mortgage Loan becomes a Specially Serviced Mortgage Loan (which, for clarification, shall not include any imminent Event of Default (i.e., subclause (i)(b) of the definition of Specially Serviced Mortgage Loan)). A Triggering Event of Default shall not exist to the extent a Note B Holder is exercising its cure rights in accordance with Section 11(b) or prior to the expiration of any cure period granted pursuant to Section 11(b).

“Trust Fund Expenses” shall mean with respect to the Mortgage Loan, any unanticipated expenses and certain other default related expenses incurred by any Securitization Trust (including, without limitation, all Property Advances (together with interest thereon at the Advance Rate) and all P&I Advances (together with interest thereon at the rates specified in the Lead Securitization Servicing Agreement and the Non-Lead Securitization Servicing Agreement applicable to each Note) and all additional trust fund expenses, to the extent not reimbursed by the Mortgage Loan Borrower or deemed to be a Nonrecoverable Property Advance) and all other amounts (such as indemnification payments) permitted to be retained, reimbursed or withdrawn by (or remitted to) the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator or any operating advisor, as applicable, from the Collection Account or the Distribution Account pursuant to the Lead Securitization Servicing Agreement or permitted to be reimbursed to any of the parties to a Non-Lead Securitization Servicing Agreement pursuant to the terms thereof.

“Trustee” shall have the meaning assigned to such term in the recitals of this Agreement.

“Updated Appraisal” shall mean an Appraisal of the Mortgaged Property or related REO Property, as the case may be, conducted subsequent to any Appraisal performed on or prior to the date of this Agreement by an Appraiser, selected by the applicable Servicer, in accordance with MAI standards, the costs of which shall be paid as a Property Advance by the Lead Securitization Note Holder or applicable Servicer.

“Wells Fargo” shall have the meaning assigned to such term in the recitals of this Agreement.

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“Wells Fargo Non-Standalone Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“Wells Fargo Standalone A Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“Wells Fargo Standalone Notes” shall have the meaning assigned to such term in the recitals of this Agreement.

“Workout Fee” shall mean (i) prior to the Lead Securitization Date, a fee equal to 25 basis points (0.250%) of each collection of interest and principal (including scheduled payments, prepayments, Balloon Payments and payments at maturity) received on a Corrected Mortgage Loan, and (ii) from and after the Lead Securitization Date, the meaning assigned to such term in the Lead Securitization Servicing Agreement.

The Workout Fee shall be payable out of each collection of interest and principal (including scheduled payments, prepayments, Balloon Payments and payments at maturity) received on the Mortgage Loan for so long as the Mortgage Loan does not subsequently become a Specially Serviced Mortgage Loan. The Workout Fee with respect to the Mortgage Loan shall cease to be payable if the Mortgage Loan subsequently becomes a Specially Serviced Mortgage Loan or if the Mortgaged Property becomes an REO Property; provided that, if the Mortgage Loan thereafter ceases to be a Specially Serviced Mortgage Loan, a new Workout Fee shall become payable to the applicable Servicer that had responsibility for servicing the Mortgage Loan at such time.

2.          Subordination of Note B. Each Note B and the right of each Note B Holder to receive payments with respect to its respective Note B shall, subject to the provisions of this Agreement, at all times be junior, subject and subordinate to each Note A and the rights of each Note A Holder to receive payments with respect to its respective Note A.

3.          Intentionally Omitted.

4.          Administration of the Mortgage Loan. (a) From and after the date hereof and prior to the Lead Securitization Date, the Interim Servicer shall administer and service the Mortgage Loan consistent with the terms of this Agreement, the Interim Servicing Agreement, the Mortgage Loan Documents, Accepted Servicing Practices and applicable law.

(b)          From and after the Lead Securitization Date, the administration and servicing of the Mortgage Loan shall be governed by this Agreement and the Lead Securitization Servicing Agreement; provided that:

(i)          except as expressly provided for in this Agreement, the rights and remedies of any Note B Holder under the Lead Securitization Servicing Agreement shall not be materially impaired compared to the rights and remedies of such Note B Holder set forth herein (and the obligations of any Note B Holder under the Lead Securitization Servicing Agreement shall not be materially increased compared to the obligations of such Note B Holder set forth herein),

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(ii)          the provisions of the Lead Securitization Servicing Agreement may differ from this Agreement to the extent requested by the Rating Agencies, the subordinate bond buyers or any of the other parties thereto and differences necessary in order that each Initial Note A Holder and its Affiliates obtain accounting “sale” treatment for its respective Note under FAS 140, provided that, in all cases, any such differences between this Agreement and the Lead Securitization Servicing Agreement shall not have a material adverse effect on any of the rights, remedies or protections granted to the Holders under this Agreement (without giving effect to any provision of this Agreement which states that a term shall have “the meaning assigned to such term in the Servicing Agreement,” or be “subject to the Servicing Agreement” or similar phrases),

(iii)          from and after the Lead Securitization Date, such Lead Securitization Servicing Agreement shall not be modified in any manner materially adverse to a Holder without the prior written consent of such Holder, and

(iv)          the Lead Securitization Servicing Agreement shall contain terms and conditions as are set forth in Section 40(c) of this Agreement and such additional provisions that are customary for securitization transactions involving assets similar to the Mortgage Loan and that are otherwise (i) required by the Code relating to the tax elections of any Securitization Trust, (ii) required by law or changes in any law, rule or regulation or (iii) generally required by the Rating Agencies in connection with the issuance of ratings in securitizations similar to the Lead Securitization.

(c)          The Servicer shall distribute (or cause to be distributed) to the Holders all payments due to the Holders in accordance with Section 5 and Section 6 hereof; provided, however, prior to calculating any amount of interest or principal due on such date to the Holders, the Servicer shall reduce the Note B-1 Principal Balance, the Note B-2 Principal Balance and the Note B-3 Principal Balance pro rata (based on their respective outstanding Principal Balances) (in each case, not below zero) by any Realized Loss with respect to the Mortgage Loan, and after each Note B Principal Balance has been reduced to zero, the Servicer shall reduce the Note A-1 Principal Balance, the Note A-2 Principal Balance and the Note A-3 Principal Balance pro rata (based on their respective outstanding Principal Balances) (in each case, not below zero) by any Realized Loss with respect to the Mortgage Loan.

(d)          In consideration for servicing the Mortgage Loan (inclusive of each Note) a servicing fee shall accrue at a rate not to exceed the Servicing Fee Rate on the sum of the outstanding Note A Principal Balance and the outstanding Note B Principal Balance (the “Servicing Fee”). The Servicing Fee shall be paid on the same interest accrual basis and for the same period of time for which interest is paid on the Mortgage Loan, and shall be paid in accordance with the priorities set forth in Section 5 and Section 6.

(e)          In consideration for special servicing the Mortgage Loan (inclusive of each Note) a special servicing fee shall accrue at a rate not to exceed the Special Servicing Fee Rate on the sum of the outstanding Note A Principal Balance and the outstanding Note B Principal Balance (the “Special Servicing Fee”). The Special Servicing Fee shall be payable to the Special Servicer if the Mortgage Loan shall become a Specially Serviced Mortgage Loan, for

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so long as the Mortgage Loan remains a Specially Serviced Mortgage Loan. Subject to any liquidation set forth in the Lead Securitization Servicing Agreement, the Liquidation Fee shall be payable to the Special Servicer upon receipt of Liquidation Proceeds. For any period during which the provisions of Section 6 apply, any Workout Fees or Liquidation Fees shall be paid from funds available for distribution prior to the distribution of funds to the Holders in accordance with Section 6 (it being agreed that a Workout Fee and a Liquidation Fee shall not be payable with respect to the same payment or with respect to the same period of time, or otherwise simultaneously or duplicatively). The Holders acknowledge that pursuant to the Servicing Agreement, the Servicers may be entitled to receive Additional Servicing Compensation. To the extent any such Additional Servicing Compensation is actually received by a Servicer in accordance with the Servicing Agreement, such Servicer shall be entitled to retain the same. In no event, however, shall any amounts relating to Additional Servicing Compensation that are not otherwise actually received by a Servicer (or its subservicer) be deducted from any distributions to any Holder pursuant to Section 5 or Section 6, as applicable.

(f)          Notwithstanding anything to the contrary contained herein, if each of the Standalone Notes ceases to be an asset of the Lead Securitization Trust, the provisions of this Agreement shall apply in their entirety, and each Holder hereby agrees that the Mortgage Loan shall be serviced pursuant to this Agreement. In such event, all references herein to the “Servicing Agreement” and to “from and after the Lead Securitization Date” and any ancillary provisions relating thereto shall be deemed to be inoperative and of no further force and effect; provided, the actual servicing of the Mortgage Loan under this Agreement shall be performed by a successor Master Servicer appointed by the Lead Securitization Note Holder and a successor Special Servicer shall be appointed by the Controlling Holder, both of which replacement Servicers shall be Qualified Servicers and shall be reasonably acceptable to each of the Holders; provided, further, that until a replacement servicing agreement, if necessary, has been entered into, the Lead Securitization Note Holder shall cause the Mortgage Loan to be serviced pursuant to the provisions of the Lead Securitization Servicing Agreement, as if such agreement were still in full force and effect with respect to the Mortgage Loan, by the Servicer in the Lead Securitization or by any Person appointed by the Lead Securitization Note Holder that is a “qualified servicer” meeting the requirements of the Lead Securitization Servicing Agreement. Any such entity acting as a successor Master Servicer or successor Special Servicer of the Mortgage Loan pursuant to the proviso of the preceding sentence will be required to perform such servicing in accordance with Accepted Servicing Practices and the provisions of this Agreement.

(g)          Notwithstanding anything to the contrary contained herein, in accordance with this Agreement and the Lead Securitization Servicing Agreement, the Lead Securitization Servicing Agreement shall provide that the Servicers are required to service and administer the Mortgage Loan in accordance with Accepted Servicing Practices.

(h)          If any Note is included as an asset of a real estate mortgage investment conduit (a “REMIC”), within the meaning of Section 860D(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (notice of which shall be given by the related Holder to the other Holders within three (3) Business Days of the “startup day”, within the meaning of Section 860(G)(a)(9) of the Code, of the related REMIC), then, any provision of this Agreement

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to the contrary notwithstanding: (i) the Mortgage Loan shall be administered such that each Note qualifies at all times as (or as interests in) a “qualified mortgage” within the meaning of Sections 860G(a)(3) of the Code, (ii) any real property (and related personal property) acquired by or on behalf of the Holders pursuant to a foreclosure, exercise of a power of sale or delivery of a deed-in-lieu of foreclosure of the Mortgage or lien on such property following a default on the Mortgage Loan shall be administered so that the interests of the Holders therein shall at all times qualify as “foreclosure property” within the meaning of Sections 860G(a)(8) of the Code and (iii) the related Holder may not modify, waive or amend any provision of the Mortgage Loan, consent to or withhold consent from any action of the Mortgage Loan Borrowers, or exercise or refrain from exercising any powers or rights which the related Holder may have under the Mortgage Loan Documents, if any such action would constitute a “significant modification” of the Mortgage Loan, within the meaning of Section 1.860G-2(b) of the regulations of the United Stated Department of the Treasury, more than three (3) months after the earliest startup day of any REMIC which includes the related Note (or any portion of such Note). The Holders agree that the provisions of this Section 4(h) shall be effected by compliance by the related Holder or its assignee with this Agreement or the Servicing Agreement or any other agreement which governs the administration of the Mortgage Loan or such Holder’s interest therein. All costs and expenses of compliance with this Section 4(h), to the extent that such costs and expenses relate to administration of a REMIC or to any determination respecting the amount, payment or avoidance of any tax under the REMIC Provisions or the actual payment of any REMIC tax or expense, shall be borne by the Holders.

5.          Payments Prior to a Triggering Event of Default. If no Triggering Event of Default shall have occurred and is then continuing, then all amounts tendered by the Mortgage Loan Borrowers or otherwise available for payment on the Mortgage Loan (including, without limitation, payments received in connection with any guaranty or indemnity agreement), whether received in the form of monthly debt service payments, Prepayments, Balloon Payments, Liquidation Proceeds (other than any Repurchase Price), Penalty Charges, Cure Payments, proceeds under title, hazard or other insurance policies or awards or settlements in respect of condemnation proceedings or similar exercise of the power of eminent domain (other than any amounts for required reserves or escrows required by the Mortgage Loan Documents and proceeds, awards or settlements to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgage Loan Borrowers in accordance with Accepted Servicing Practices or the Mortgage Loan Documents) shall be distributed by the Servicer and applied in the following order of priority (net of amounts payable or reimbursable to the Master Servicer or Special Servicer in accordance with the Lead Securitization Servicing Agreement) (and payments shall be made at such times as are set forth herein):

(i)          first, (A) first, to the Master Servicer or the Trustee of the Lead Securitization, up to the amount of any Nonrecoverable Property Advances that remain unreimbursed (together with interest thereon at the applicable Advance Rate) and (B) second, on a pro rata and pari passu basis (based on the total outstanding principal balance of the Standalone Notes, on the one hand, and the Non-Standalone Notes, on the other hand), to the Master Servicer or the Trustee and the master servicers or trustees of the related Non-Lead Securitizations, up to the amount of any Nonrecoverable P&I

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Advances, as applicable, that remain unreimbursed (together with interest thereon at the applicable Advance Rate or analogous concept under such Non-Lead Securitization);

(ii)          second, pari passu, to each Note A-1 Holder, each Note A-2 Holder and/or each Note A-3 Holder (or any Servicer or Trustee (if any), as applicable) pro rata (based on the unreimbursed amount of costs paid or payable) up to the amount of any unreimbursed Costs paid or any Costs currently payable by such Note A-1 Holder, Note A-2 Holder and/or Note A-3 Holder, respectively, or paid or advanced by any Servicer or the Trustee (if any), as applicable, with respect to the Mortgage Loan pursuant to this Agreement or the Servicing Agreement, including, without limitation, unreimbursed Property Advances and interest thereon at the applicable Advance Rate, to the extent such Costs, Property Advances and interest thereon are then payable or reimbursable hereunder, or, after the Lead Securitization Date, under the Lead Securitization Servicing Agreement;

(iii)          third, to the Master Servicer, the applicable accrued and unpaid Servicing Fee (without duplication of any portion of the Servicing Fee paid by Mortgage Loan Borrowers), and then to the Special Servicer, any Special Servicing Fees, Workout Fees and Liquidation Fees earned by it with respect to the Mortgage Loan under this Agreement or the Servicing Agreement;

(iv)          fourth, pari passu (x) to each Note A-1 Holder, up to an amount equal to the accrued and unpaid interest on the Note A-1 Principal Balance at the Net Note A-1 Interest Rate, (y) to each Note A-2 Holder, up to an amount equal to the accrued and unpaid interest on the Note A-2 Principal Balance at the Net Note A-2 Interest Rate, and (z) to each Note A-3 Holder, up to an amount equal to the accrued and unpaid interest on the Note A-3 Principal Balance at the Net Note A-3 Interest Rate, such amount to be allocated to each Note A-1 Holder, each Note A-2 Holder and each Note A-3 Holder, on a pro rata basis based on the amount of accrued and unpaid interest due to each such Holder;

(v)          fifth, pari passu, in respect of principal collections, with respect to all payments and prepayments of principal, to each Note A-1 Holder, to each Note A-2 Holder and to each Note A-3 Holder, on a pro rata basis (based on their respective outstanding Principal Balances), in an amount equal to all such payments and prepayments of principal, until the related Principal Balances have been reduced to zero;

(vi)          sixth, if the proceeds of any foreclosure sale or any liquidation of the Mortgage Loan or the Mortgaged Property exceed the amounts required to be applied in accordance with the foregoing clauses (i)-(v), pari passu (x) to each Note A-1 Holder, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Note A-1 Holder in accordance with the terms of Section 4(c) or Section 7(a), plus interest thereon at the Net Note A-1 Interest Rate compounded monthly from the date the related Realized Loss was allocated to Note A-1, (y) to each Note A-2 Holder, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Note A-2 Holder in accordance with the terms of Section 4(c) or Section 7(a), plus interest

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thereon at the Net Note A-2 Interest Rate compounded monthly from the date the related Realized Loss was allocated to Note A-2, and (z) to each Note A-3 Holder, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Note A-3 Holder in accordance with the terms of Section 4(c) or Section 7(a), plus interest thereon at the Net Note A-3 Interest Rate compounded monthly from the date the related Realized Loss was allocated to Note A-3, such amount to be allocated to the Note A-1 Holder, the Note A-2 Holder and the Note A-3 Holder, on a pro rata basis based on the amount of Realized Losses previously allocated to each such Holder;

(vii)          seventh, pari passu, to the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder pro rata (based on the unreimbursed amount of costs paid or payable), up to the amount of any unreimbursed Costs paid or any Costs currently payable by such Note B-1 Holder, such Note B-2 Holder and/or such Note B-3 Holder, respectively, with respect to the Mortgage Loan pursuant to this Agreement, including, without limitation, unreimbursed Property Advances made by the Note B-1 Holder, the Note B-2 Holder and/or the Note B-3 Holder, respectively, and any Cure Payment made by such Note B-1 Holder, such Note B-2 Holder and/or such Note B-3 Holder, respectively, pursuant to Section 11(b) hereof;

(viii)          eighth, pari passu (x) to the Note B-1 Holder, in an amount equal to the accrued and unpaid interest on the Note B-1 Principal Balance at the Net Note B-1 Interest Rate, (y) to the Note B-2 Holder, in an amount equal to the accrued and unpaid interest on the Note B-2 Principal Balance at the Net Note B-2 Interest Rate and (z) to the Note B-3 Holder, in an amount equal to the accrued and unpaid interest on the Note B-3 Principal Balance at the Net Note B-3 Interest Rate, such amount to be allocated to the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, on a pro rata basis based on the amount of accrued and unpaid interest due to each such Holder;

(ix)          ninth, in respect of principal collections, with respect to all payments and prepayments of principal, to the Note B-1 Holder, to the Note B-2 Holder and to the Note B-3 Holder on a pro rata basis (based on their respective outstanding Principal Balances), in an amount equal to all such payments and prepayments of principal, until the related Principal Balances have been reduced to zero;

(x)          tenth, to the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, on a pro rata and pari passu basis (based on the amount of Realized Losses previously allocated to each such Note), an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to Note B-1, Note B-2 and Note B-3, respectively, in accordance with the terms of Section 4(c) or Section 7(a), plus interest thereon in each case at the Net Note B Interest Rate, compounded monthly from the date the related Realized Loss was allocated to Note B-1, Note B-2 or Note B-3, as applicable;

(xi)          eleventh, any interest accrued at the Mortgage Default Rate on the Mortgage Loan Principal Balance to the extent such default interest amount is (i) actually paid by the Mortgage Loan Borrowers, (ii) in excess of interest accrued on the Mortgage Loan Principal Balance at the Mortgage Interest Rate and (iii) not required to be paid to

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the Master Servicer, the Trustee or the Special Servicer or the master servicer or trustee under a Non-Lead Securitization Servicing Agreement as provided in Section 9(d), pro rata (based on the amounts described in each of the following clauses (A) through (F)) and pari passu, to (A) the Note A-1 Holder in an amount calculated on the Note A-1 Principal Balance at the excess of (x) the Note A-1 Default Interest Rate over (y) the Note A-1 Interest Rate, (B) the Note A-2 Holder in an amount calculated on the Note A-2 Principal Balance at the excess of (x) the Note A-2 Default Interest Rate over (y) the Note A-2 Interest Rate, (C) the Note A-3 Holder in an amount calculated on the Note A-3 Principal Balance at the excess of (x) the Note A-3 Default Interest Rate over (y) the Note A-3 Interest Rate, (D) the Note B-1 Holder in an amount calculated on the Note B-1 Principal Balance at the excess of (x) the Note B-1 Default Interest Rate over (y) the Note B-1 Interest Rate, (E) the Note B-2 Holder in an amount calculated on the Note B-2 Principal Balance at the excess of (x) the Note B-2 Default Interest Rate over (y) the Note B-2 Interest Rate, and (F) the Note B-3 Holder in an amount calculated on the Note B-3 Principal Balance at the excess of (x) the Note B-3 Default Interest Rate over (y) the Note B-3 Interest Rate;

(xii)          twelfth, first, pro rata (based on the amounts described in each of the following clauses ((i), (ii) and (iii)) and pari passu, to: (i) each Note A-1 Holder, any Prepayment Premium allocable to any prepayment of the related Note A-1, (ii) each Note A-2 Holder, any Prepayment Premium allocable to any prepayment of the related Note A-2, and (iii) each Note A-3 Holder, any Prepayment Premium allocable to any prepayment of the related Note A-3, and then, pro rata (based on the amounts described in each of the following clauses ((i), (ii) and (iii)) and pari passu, to: (i) the Note B-1 Holder, any Prepayment Premium allocable to any prepayment of Note B-1, (ii) the Note B-2 Holder, any Prepayment Premium allocable to any prepayment of Note B-2, and (iii) the Note B-3 Holder, any Prepayment Premium allocable to any prepayment of Note B-3, in each case, to the extent actually paid by the Mortgage Loan Borrowers;

(xiii)          thirteenth, pro rata and pari passu (in the case of Penalty Charges, only to the extent not required to be paid to the Master Servicer, the Trustee or the Special Servicer or the master servicer or trustee under a Non-Lead Securitization Servicing Agreement as provided in Section 9(d)), to: (i) each Note A-1 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest of any assumption fees and Penalty Charges, (ii) each Note A-2 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest of any assumption fees and Penalty Charges, (iii) each Note A-3 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest of any assumption fees and Penalty Charges, (iv) the Note B-1 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest of any assumption fees and Penalty Charges, (v) the Note B-2 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest of any assumption fees and Penalty Charges, and (vi) the Note B-3 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest of any assumption fees and Penalty Charges, in each case, to the extent actually paid by the Mortgage Loan Borrowers; and

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(xiv)        fourteenth, any excess amount not otherwise applied pursuant to the foregoing clauses (i) through (xiii) of this Section 5 will be distributed to the Holders pro rata and pari passu in accordance with their respective initial Percentage Interests set forth in the Mortgage Loan Schedule.

If any Note (or portion thereof) has been defeased, the foregoing provisions of this Section 5 will apply only to the non-defeased Notes (or portions thereof). Any Note (or portion thereof) that has been defeased will be repaid solely from the proceeds of the related defeasance collateral.

To the extent that the Mortgage Loan Borrowers pay any Servicing Fees pursuant to the Mortgage Loan Agreement or any modification or amendment thereof, such fees shall be applied to the payment of the Servicing Fee or the Special Servicing Fee, as applicable, pursuant to clause (iii) above, and the amounts paid on account of interest to the Holders under clauses (iv) and (viii) above for the applicable Remittance Date shall be adjusted accordingly.

6.           Payments Following a Triggering Event of Default.

(a)          After the occurrence of a Triggering Event of Default and for so long as such Triggering Event of Default is continuing, all amounts tendered by the Mortgage Loan Borrowers or otherwise available for payment of the Mortgage Loan (including, without limitation, payments received in connection with any guaranty or indemnity agreement), whether received in the form of monthly debt service payments, Prepayments, Balloon Payments, Liquidation Proceeds (other than any Repurchase Price), Penalty Charges, Cure Payments, proceeds under title, hazard or other insurance policies or awards or settlements in respect of condemnation proceedings or similar exercise of the power of eminent domain (other than any amounts for required reserves or escrows required by the Mortgage Loan Documents and proceeds, awards or settlements to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgage Loan Borrowers in accordance with Accepted Servicing Practices or the Mortgage Loan Documents) shall be applied in the following order of priority (net of amounts payable or reimbursable to the Master Servicer or Special Servicer in accordance with the Lead Securitization Servicing Agreement) (and payments shall be made at such times as are set forth herein):

(i)           first, (A) first, to the Master Servicer or the Trustee of the Lead Securitization, up to the amount of any Nonrecoverable Property Advances that remain unreimbursed (together with interest thereon at the applicable Advance Rate) and (B) second, on a pro rata and pari passu basis (based on the total outstanding principal balance of the Standalone Notes, on the one hand, and the Non-Standalone Notes, other the other hand), to the Master Servicer or the Trustee and the master servicers or trustees of the related Non-Lead Securitizations, up to the amount of any Nonrecoverable P&I Advances, as applicable, that remain unreimbursed (together with interest thereon at the applicable Advance Rate or analogous concept under such Non-Lead Securitization);

(ii)          second, pari passu, to each Note A-1 Holder, each Note A-2 Holder and/or each Note A-3 Holder (or any Servicer or Trustee (if any), as applicable) pro rata up to the amount of any unreimbursed Costs paid or any Costs currently payable by such

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Note A-1 Holder, Note A-2 Holder and/or Note A-3 Holder, respectively, or paid or advanced by any Servicer or the Trustee (if any), as applicable, with respect to the Mortgage Loan pursuant to this Agreement or the Servicing Agreement, including, without limitation, unreimbursed Property Advances and interest thereon at the applicable Advance Rate, to the extent such Costs, Property Advances and interest thereon are then payable or reimbursable hereunder, or, after the Lead Securitization Date, under the Lead Securitization Servicing Agreement;

(iii)         third, to the Master Servicer, the applicable accrued and unpaid Servicing Fee (without duplication of any portion of the Servicing Fee paid by Mortgage Loan Borrowers), and then to the Special Servicer, any Special Servicing Fees, Workout Fees and Liquidation Fees earned by it with respect to the Mortgage Loan under this Agreement or the Servicing Agreement;

(iv)          fourth, pari passu (x) to each Note A-1 Holder, up to an amount equal to the accrued and unpaid interest on the Note A-1 Principal Balance at the Net Note A-1 Interest Rate, (y) to each Note A-2 Holder, up to an amount equal to the accrued and unpaid interest on the Note A-2 Principal Balance at the Net Note A-2 Interest Rate, and (z) to each Note A-3 Holder, up to an amount equal to the accrued and unpaid interest on the Note A-3 Principal Balance at the Net Note A-3 Interest Rate, such amount to be allocated to each Note A-1 Holder, each Note A-2 Holder and each Note A-3 Holder, on a pro rata basis based on the amount of accrued and unpaid interest due to each such Holder;

(v)          fifth, pari passu (x) to the Note B-1 Holder, in an amount equal to the accrued and unpaid interest on the Note B-1 Principal Balance at the Net Note B-1 Interest Rate, (y) to the Note B-2 Holder, in an amount equal to the accrued and unpaid interest on the Note B-2 Principal Balance at the Net Note B-2 Interest Rate and (z) to the Note B-3 Holder, in an amount equal to the accrued and unpaid interest on the Note B-3 Principal Balance at the Net Note B-3 Interest Rate, such amount to be allocated to the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, on a pro rata basis based on the amount of accrued and unpaid interest due to each such Holder;

(vi)          sixth, pari passu to each Note A-1 Holder, to each Note A-2 Holder and to each Note A-3 Holder, on a pro rata basis (based on their respective outstanding Principal Balances), in an amount equal to the outstanding Principal Balances of each Note A-1, each Note A-2 and each Note A-3, until the related Principal Balances have been reduced to zero;

(vii)        seventh, if the proceeds of any foreclosure sale or any liquidation of the Mortgage Loan or the Mortgaged Property exceed the amounts required to be applied in accordance with the foregoing clauses (i)-(vi), pari passu (x) to each Note A-1 Holder, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Note A-1 Holder in accordance with the terms of Section 4(c) or Section 7(a), plus interest thereon at the Net Note A-1 Interest Rate compounded monthly from the date the related Realized Loss was allocated to Note A-1, (y) to each Note A-2 Holder, an amount

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equal to the aggregate of unreimbursed Realized Losses previously allocated to such Note A-2 Holder in accordance with the terms of Section 4(c) or Section 7(a), plus interest thereon at the Net Note A-2 Interest Rate compounded monthly from the date the related Realized Loss was allocated to Note A-2, and (z) to each Note A-3 Holder, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Note A-3 Holder in accordance with the terms of Section 4(c) or Section 7(a), plus interest thereon at the Net Note A-3 Interest Rate compounded monthly from the date the related Realized Loss was allocated to Note A-3, such amount to be allocated to the Note A-1 Holder, the Note A-2 Holder and the Note A-3 Holder, on a pro rata basis based on the amount of Realized Losses previously allocated to each such Holder;

(viii)       eighth, pari passu, to the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder pro rata (based on the unreimbursed amount of costs paid or payable), up to the amount of any unreimbursed Costs paid or any Costs currently payable by such Note B-1 Holder, such Note B-2 Holder and/or such Note B-3 Holder, respectively, with respect to the Mortgage Loan pursuant to this Agreement, including, without limitation, unreimbursed Property Advances made by the Note B-1 Holder, the Note B-2 Holder and/or the Note B-3 Holder, respectively, and any Cure Payment made by such Note B-1 Holder, such Note B-2 Holder and/or such Note B-3 Holder, respectively, pursuant to Section 11(b) hereof;

(ix)          ninth, pari passu, to the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, on a pro rata basis (based on their respective outstanding Principal Balances), in an amount equal to the outstanding Principal Balances of each of Note B-1, Note B-2 and Note B-3, until the related Principal Balances have been reduced to zero;

(x)          tenth, to the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, on a pro rata and pari passu basis (based on the amount of Realized Losses previously allocated to each such Note), an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to Note B-1, Note B-2 and Note B-3, respectively, in accordance with the terms of Section 4(c) or Section 7(a), plus interest thereon in each case at the Net Note B Interest Rate, compounded monthly from the date the related Realized Loss was allocated to Note B-1, Note B-2 or Note B-3, as applicable;

(xi)         eleventh, any interest accrued at the Mortgage Default Rate on the Mortgage Loan Principal Balance to the extent such default interest amount is (i) actually paid by the Mortgage Loan Borrowers, (ii) in excess of interest accrued on the Mortgage Loan Principal Balance at the Mortgage Interest Rate and (iii) not required to be paid to the Master Servicer, the Trustee or the Special Servicer or the master servicer or trustee under a Non-Lead Securitization Servicing Agreement as provided in Section 9(d), pro rata (based on the amounts described in each of the following clauses (A) through (F)) and pari passu, to (A) each Note A-1 Holder in an amount calculated on the Note A-1 Principal Balance on such Monthly Payment Date prior to the application of funds contemplated in this Section 6 at the excess of (x) the Note A-1 Default Interest Rate over (y) the Note A-1 Interest Rate, (B) each Note A-2 Holder in an amount calculated on the Note A-2 Principal Balance on such Monthly Payment Date prior to the application of

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funds contemplated in this Section 6 at the excess of (x) the Note A-2 Default Interest Rate over (y) the Note A-2 Interest Rate, (C) each Note A-3 Holder in an amount calculated on the Note A-3 Principal Balance on such Monthly Payment Date prior to the application of funds contemplated in this Section 6 at the excess of (x) the Note A-3 Default Interest Rate over (y) the Note A-3 Interest Rate, (D) the Note B-1 Holder in an amount calculated on the Note B-1 Principal Balance on such Monthly Payment Date prior to the application of funds contemplated in this Section 6 at the excess of (x) the Note B-1 Default Interest Rate over (y) the Note B-1 Interest Rate, (E) the Note B-2 Holder in an amount calculated on the Note B-2 Principal Balance on such Monthly Payment Date prior to the application of funds contemplated in this Section 6 at the excess of (x) the Note B-2 Default Interest Rate over (y) the Note B-2 Interest Rate, and (F) each Note B-3 Holder in an amount calculated on the Note B-3 Principal Balance on such Monthly Payment Date prior to the application of funds contemplated in this Section 6 at the excess of (x) the Note B-3 Default Interest Rate over (y) the Note B-3 Interest Rate;

(xii)        twelfth, first, pro rata (based on the amounts described in each of the following clauses ((i), (ii) and (iii)) and pari passu, to: (i) each Note A-1 Holder, any Prepayment Premium allocable to any prepayment of the related Note A-1, (ii) each Note A-2 Holder, any Prepayment Premium allocable to any prepayment of the related Note A-2, and (iii) each Note A-3 Holder, any Prepayment Premium allocable to any prepayment of the related Note A-3, and then, pro rata (based on the amounts described in each of the following clauses ((i), (ii) and (iii)) and pari passu, to: (i) the Note B-1 Holder, any Prepayment Premium allocable to any prepayment of Note B-1, (ii) the Note B-2 Holder, any Prepayment Premium allocable to any prepayment of Note B-2, and (iii) the Note B-3 Holder, any Prepayment Premium allocable to any prepayment of Note B-3, in each case, to the extent actually paid by the Mortgage Loan Borrowers;

(xiii)       thirteenth, pro rata and pari passu (in the case of Penalty Charges, only to the extent not required to be paid to the Master Servicer, the Trustee or the Special Servicer or the master servicer or trustee under a Non-Lead Securitization Servicing Agreement as provided in Section 9(d)), to: (i) each Note A-1 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest (prior to the application of funds contemplated in this Section 6) of any assumption fees and Penalty Charges, (ii) each Note A-2 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest (prior to the application of funds contemplated in this Section 6) of any assumption fees and Penalty Charges, (iii) each Note A-3 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest (prior to the application of funds contemplated in this Section 6) of any assumption fees and Penalty Charges, (iv) the Note B-1 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest (prior to the application of funds contemplated in this Section 6) of any assumption fees and Penalty Charges, (v) the Note B-2 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest (prior to the application of funds contemplated in this Section 6) of any assumption fees and Penalty Charges, and (vi) the Note B-3 Holder (or any Servicer or Trustee (if any), as applicable, on its behalf) its Percentage Interest (prior to the

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application of funds contemplated in this Section 6) of any assumption fees and Penalty Charges, in each case, to the extent actually paid by the Mortgage Loan Borrowers; and

(xiv)        fourteenth, any excess amount not otherwise applied pursuant to the foregoing clauses (i) through (xiii) of this Section 6 will be distributed pro rata to the Holders in accordance with their respective initial Percentage Interests set forth in the Mortgage Loan Schedule.

If any Note (or portion thereof) has been defeased, the foregoing provisions of this Section 6 will apply only to the non-defeased Notes (or portions thereof). Any Note (or portion thereof) that has been defeased will be repaid solely from the proceeds of the related defeasance collateral.

To the extent that the Mortgage Loan Borrowers pay any Servicing Fees pursuant to the Mortgage Loan Agreement or any modification or amendment thereof, such fees shall be applied to the payment of the Servicing Fee or the Special Servicing Fee, as applicable, pursuant to clause (iii) above, and the amounts paid on account of interest to the Holders under clauses (iv) and (v) above for the applicable Remittance Date shall be adjusted accordingly.

(b)          Following any period during which the terms of this Section 6 are in effect, in the event that the Mortgage Loan becomes a Corrected Mortgage Loan, or if the applicable Triggering Event of Default is no longer existing, or if the Mortgage Loan is restructured in connection with a workout such that the Mortgage Loan is no longer a Specially Serviced Mortgaged Loan and, as restructured, is transferred back to the Servicer and the applicable Triggering Event of Default is no longer continuing, then the terms of Section 5 hereof shall again be in effect, subject, however, to the terms of Section 7 hereof.

7.           Workout. (a) Notwithstanding anything to the contrary contained herein, but subject to the terms and conditions of the Servicing Agreement and Section 20 and Section 21 of this Agreement, and the obligation to act in accordance with Accepted Servicing Practices, if any applicable Servicer in connection with a workout or proposed workout of the Mortgage Loan, modifies the terms thereof such that (i) the Mortgage Loan Principal Balance is decreased, (ii) the Mortgage Interest Rate (or the Note A Interest Rate or Note B Interest Rate) is reduced, (iii) payments of interest or principal on the Mortgage Loan are waived, reduced or deferred (other than due solely to an extension of the Maturity Date (that is not a forbearance) pursuant to an executed extension agreement between Lender and the Mortgage Loan Borrower, so long as no other modification under this Section 7 has occurred), or (iv) any other adjustment is made to any of the payment terms of the Mortgage Loan, all payments to each Note A Holder pursuant to Section 5 and Section 6, as applicable, shall be made as though such workout did not occur, with the payment terms of Note A remaining the same as they are on the Closing Date, and the full economic effect of all waivers, reductions or deferrals of amounts due on the Mortgage Loan attributable to such workout shall be borne, first, pro rata by the Note B-1 Holder (up to the Note B-1 Principal Balance, together with accrued interest thereon at the Note B-1 Interest Rate and any other amounts due to the Note B-1 Holder), the Note B-2 Holder (up to the Note B-2 Principal Balance, together with accrued interest thereon at the Note B-2 Interest Rate and any other amounts due to the Note B-2 Holder) and the Note B-3 Holder (up to the Note B-3 Principal Balance, together with accrued interest thereon at the Note B-3 Interest Rate

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and any other amounts due to the Note B-3 Holder), second, pro rata by each Note A-1 Holder (up to the Note A-1 Principal Balance, together with accrued interest thereon at the Note A-1 Interest Rate, and any other amounts due to the Note A-1 Holder), each Note A-2 Holder (up to the Note A-2 Principal Balance, together with accrued interest thereon at the Note A-2 Interest Rate, and any other amounts due to the Note A-2 Holder) and each Note A-3 Holder (up to the Note A-3 Principal Balance, together with accrued interest thereon at the Note A-3 Interest Rate, and any other amounts due to the Note A-3 Holder). If the Mortgaged Property shall become an REO Property, the same shall be acquired, managed and operated in substantially the manner provided in the Servicing Agreement, and the priority of distributions among the Note A Holder and the Note B Holder shall continue to be made in accordance with the terms of Section 6 that would be applicable following the occurrence and during the continuation of a Triggering Event of Default (whether or not the applicable Mortgage Loan Documents then remain in effect), with distributions on account of scheduled interest payments being deemed to be Assumed Scheduled Payments (as such term shall be defined in the Servicing Agreement) for such purpose.

(b)          For purposes of determining the identity of the Controlling Holder (and not for any other purpose, including purposes of calculations set forth in Section 5 and Section 6 hereof), Appraisal Reduction Amounts shall be allocated first, to reduce the Note B-1 Principal Balance, the Note B-2 Principal Balance and the Note B-3 Principal Balance, pro rata, and then, to reduce the Note A-1 Principal Balance, the Note A-2 Principal Balance and the Note A-3 Principal Balance, pro rata. The Lead Securitization Note Holder (or the Special Servicer on its behalf) shall notify the Holders in writing of any Appraisal Reduction Amount calculated with respect to the Mortgage Loan and any allocation thereof to reduce the Principal Balance of any Note.

8.            Collection Accounts; Payment Procedure. (a) Pursuant to the terms of this Agreement or the Servicing Agreement, the Lead Securitization Note Holder shall cause the Servicer to establish and maintain the Collection Account. Each of the Holders hereby directs the Servicer, in accordance with the priorities set forth in Section 5 and Section 6, as applicable, and subject to the terms of this Agreement or the Servicing Agreement, as applicable, (i) to deposit into the applicable Collection Account within two (2) Business Days after receipt of properly identified funds with respect to the Mortgage Loan and (ii) to remit from the applicable Collection Account (x) for deposit or credit on the Remittance Date all payments received with respect to and allocable to each Note A and Note B, by wire transfer to accounts maintained by each Holder and designated to the Servicer in writing; provided that delinquent payments received by the Servicer after the related Remittance Date shall be remitted by the Servicer to such accounts no later than the Business Day after the Determination Date; and (y) for such other purposes and at such times as specified in this Agreement and the Servicing Agreement.

(b)          If any Servicer holding or having distributed any amount received or collected in respect of any Note determines, or a court of competent jurisdiction orders, at any time that any amount received or collected in respect of any Note must, pursuant to any insolvency, bankruptcy, fraudulent conveyance, preference or similar law, be returned to the one or more of the Mortgage Loan Borrowers or paid to any Holder, any Servicer or any other Person, then, notwithstanding any other provision of this Agreement, such Servicer shall not be required to distribute any portion thereof to the Holder of such Note, and such Holder, shall

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promptly on demand repay to such Servicer the portion thereof which shall have been theretofore distributed to the related Holder, together with interest thereon at such rate, if any, as such Servicer shall have been required to pay to the applicable Mortgage Loan Borrower(s), the Holders, any other Servicer or such other Person with respect thereto, or, if the amount in question had been advanced by the Servicer, then with interest thereon at the Advance Rate. Each Holder agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Mortgage Loan in excess of its distributable share thereof, it will promptly remit such excess to the Servicer. The Servicer shall have the right to offset any amounts due hereunder from any Holder, with respect to the Mortgage Loan against any future payments due to such Holder, as applicable, under the Mortgage Loan, provided, that the obligations of each Holder under this Section 8 are separate and distinct obligations from one another, and in no event shall any Servicer be permitted or required under the Servicing Agreement to enforce the obligations of any Holder against the other Holders. The obligations of each Holder under this Section 8 constitute absolute, unconditional and continuing obligations and each Servicer shall be deemed a third party beneficiary of these provisions.

9.           Advances; Default Interest; Penalty Charges.

(a)          Prior to the Lead Securitization Date, if the Lead Securitization Note Holder elects, in its reasonable good faith discretion and in accordance with Accepted Servicing Practices, to make a Property Advance, the Lead Securitization Note Holder shall notify the other Holders promptly, which notice shall set forth the amount of the additional funds required, the date such funds are required and a summary of the need for such advance. The other Holders shall be required to advance on or before the date specified in the related notice their respective Percentage Interest of such Property Advance. If any Holder fails or refuses to advance the foregoing share of such Property Advance, the Lead Securitization Note Holder shall have the right to advance the portion of such Property Advance not advanced by such other Holders. Repayment of any and all such Property Advances made by any Holder together with interest thereon at the Advance Rate, if applicable, shall be paid to the Holders as provided in Section 5 and Section 6 hereof.

(b)          From and after the Lead Securitization Date, the Servicer and/or the Trustee shall be obligated to make Property Advances with respect to the Mortgage Loan in accordance with the Lead Securitization Servicing Agreement and the right of such party to reimbursement for any such Property Advances and interest thereon will be prior to the rights of the Holders to receive any distributions or amounts recovered with respect to the Mortgage Loan or the Mortgaged Property to the extent provided in this Agreement.

(c)          If any party to the Lead Securitization Servicing Agreement or any Non-Lead Securitization Servicing Agreement makes a P&I Advance in respect of any Note, such P&I Advance and any interest accrued thereon shall be reimbursable to such advancing party solely as provided under the terms of this Agreement and the Lead Securitization Servicing Agreement or Non-Lead Securitization Servicing Agreement, as applicable.

(d)          The Lead Securitization Servicing Agreement shall provide that Penalty Charges and any interest accrued at the Mortgage Default Rate on the Mortgage Loan Principal

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Balance that is in excess of interest accrued on the Mortgage Loan Principal Balance at the Mortgage Interest Rate, in either case to the extent actually paid by the Mortgage Loan Borrower, shall be applied by the Master Servicer (prior to allocation to the Holders under Section 5 or Section 6) for following purposes:

(1)          first, (i) to pay the Master Servicer, the Trustee or the Special Servicer for each Holder’s pro rata share of any interest accrued on any Property Advances and reimbursement of any Property Advances in accordance with the terms of the Lead Securitization Servicing Agreement; and (ii) to pay the Master Servicer or the Trustee or the master servicers or trustees under the related Non-Lead Securitization Servicing Agreement the amount, if any, of interest accrued on any P&I Advance made with respect to any Note by such party, and

(2)          second, be used to reduce, on a pro rata basis, each Holder’s share of Trust Fund Expenses (other than Special Servicing Fees, unpaid Workout Fees and Liquidation Fees) incurred with respect to the Mortgage Loan (as specified in the Lead Securitization Servicing Agreement).

(e)          The Lead Securitization Servicing Agreement may also provide that (i) any Penalty Charges and any interest accrued at the Mortgage Default Rate that has been allocated pursuant to Section 5 or Section 6 to the Notes included in such Lead Securitization be paid to the Master Servicer and/or the Special Servicer as Additional Servicing Compensation as provided in the Lead Securitization Servicing Agreement and (ii) following a Non-Lead Securitization, any Penalty Charges and any interest accrued at the Mortgage Default Rate that has been allocated pursuant to Section 5 or Section 6 to the Holder of the Note included in such Non-Lead Securitization, be paid to the Master Servicer and/or the Special Servicer as Additional Servicing Compensation as provided in the Lead Securitization Servicing Agreement.

10.          Limitation on Liability. Neither the Note A Holders nor any Servicer acting on its behalf shall have any liability to the Note B Holder with respect to Note B, except with respect to losses actually suffered due to the negligence, willful misconduct or breach of this Agreement on the part of such Note A Holder or the Servicer. The Note B Holder shall have no liability to any Note A Holder with respect to its respective Note A except with respect to losses actually suffered due to the negligence, willful misconduct or breach of this Agreement on the part of the Note B Holder.

11.          Purchase of Note A by the Note B Holder; Note B Holder Cure Rights.

Prior to the Lead Securitization Date or if each Note B is no longer included in the Lead Securitization Trust, the provisions of this Section 11 shall apply.

(a)          Par Purchase Option. If a Triggering Event of Default has occurred and is continuing, then, upon written notice from the Lead Securitization Note Holder (or the Servicer on its behalf) (a “Repurchase Option Notice”) of such occurrence, any Note B Holder (and if each of the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, or any combination thereof, provide such written notice, then such Note B Holders, collectively, on a pro rata basis) shall have the right, prior to any other party, by written notice to the Lead Securitization Note

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Holder (or the Servicer on its behalf) (a “Note B Holder Repurchase Notice”), after the occurrence of the Triggering Event of Default and prior to the earliest date (the “Purchase Right Cut-Off Date”) to occur of (a) the cure of the Triggering Event of Default, (b) the consummation of a foreclosure sale, sale by power of sale or delivery of a deed-in-lieu of foreclosure with respect to the Mortgaged Property (and the Lead Securitization Note Holder (or the Servicer on its behalf) shall be required to give the Note B Holder five (5) Business Days prior written notice of its intent (a “Notice of Foreclosure/DIL”) with respect to any such action in this clause (b)), except that if the Servicer intends to accept a deed-in-lieu of foreclosure, it shall deliver a Notice of Foreclosure/DIL (stating that it intends to accept a deed-in-lieu of foreclosure) to the Note B Holder and the Note B Holder shall have the option, within ten (10) Business Days from the date it receives such Notice of Foreclosure/DIL, to deliver a Note B Holder Repurchase Notice to the Lead Securitization Note Holder (or the Servicer on its behalf), and provided that it has delivered notice within such time period, to consummate the purchase option on a Repurchase Date (as defined below) to occur no later than thirty (30) days from the day it received the Notice of Foreclosure/DIL from the Servicer; provided, that such thirty (30) days may be extended at the option of the Note B Holder for an additional thirty (30) days upon payment to the Lead Securitization Note Holder (or the Servicer on its behalf) of a $5 million non-refundable cash deposit if the Note B Holder provides evidence reasonably satisfactory to the Lead Securitization Note Holder (or the Servicer on its behalf) that it is diligently and expeditiously proceeding to consummate its purchase of each Note A, (c) the modification of the Mortgage Loan Documents effected in accordance herewith and with the terms of the Servicing Agreement (and subject to the approval rights of the Directing Holder and the consultation rights of the Non-Controlling Holder set forth herein and therein) and (d) the date that is ninety (90) days after the Directing Holder’s receipt of the Repurchase Option Notice, to purchase each Note A for the applicable Defaulted Mortgage Loan Purchase Price, and upon the delivery of the Note B Holder Repurchase Notice to each Note A Holder (or the Servicer on its behalf), each Note A Holder (or the Servicer on its behalf) shall sell and the Note B-1 Holder, Note B-2 Holder or Note B-3 Holder, as applicable, shall purchase all of each Note A Holder’s right, title and interest in and to each Note A (without recourse or warranty, except that each Note A Holder shall represent and warrant that it owns its respective Note A, its respective Note A is free and clear of liens, encumbrances and any participations therein, and that such Note A Holder as applicable, has the power and authority to sell and deliver its respective Note A) for the applicable Defaulted Mortgage Loan Purchase Price, on a date (the “Repurchase Date”) not less than five (5) Business Days nor more than fifteen (15) Business Days after the date of the Note B Holder Repurchase Notice (other than as provided in the immediately preceding clause (b) with respect to a Note B Holder Repurchase Notice based on a Notice of Foreclosure/DIL), as shall be designated by the Note B-1 Holder, Note B-2 Holder or Note B-3 Holder, as applicable, and reasonably acceptable to each Note A Holder. The Defaulted Mortgage Loan Purchase Price shall be calculated by the Servicer three (3) Business Days prior to the Repurchase Date (and such calculation shall be accompanied by reasonably detailed back-up documentation explaining how such price was determined). The right of a Note B Holder to exercise its purchase option hereunder shall automatically terminate upon the Purchase Right Cut-Off Date, subject to the possibility that such right will be reinstated if a Triggering Event of Default subsequently occurs. Upon the consummation of the purchase option contemplated by this Section 11(a), the Lead Securitization Note Holder (or the Servicer or Trustee on its behalf) shall deliver all original Mortgage Loan Documents and other applicable materials in its possession to the applicable

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Note B Holder or its designee. The foregoing rights of the Note B Holders shall be in addition to any rights such Person may have to purchase each Note A pursuant to the Servicing Agreement. Notwithstanding the foregoing, if either of the Mortgage Loan Borrowers or any Mortgage Loan Borrower Related Party is a Note B Holder (or holds a majority interest in Note B), such Note B Holder shall not have the right to exercise the purchase option set forth in this Section 11(a).

Notwithstanding anything to the contrary contained in this Section, during the period in which any portion of the Mortgage Loan is subject to purchase by Note B Holder pursuant to this Section, the Mortgage Loan shall continue to be serviced by the applicable Servicer in accordance with Accepted Servicing Practices.

(b)          Cure Rights. In the event any monetary default beyond applicable notice and grace periods or non-monetary default beyond applicable notice and grace periods shall exist with respect to the Mortgage Loan, then, upon notice from the Lead Securitization Note Holder (or the Servicer on its behalf) (a “Cure Option Notice”) of the occurrence of such default beyond applicable notice and grace periods (which notice the Lead Securitization Note Holder (or the Servicer on its behalf) shall promptly give to the Note B Holder upon receipt of knowledge thereof), each Note B Holder shall have the right, exercisable by each Note B Holder giving written notice of its intent to cure a default within five (5) Business Days after receipt of the Cure Option Notice, to cure such default (and if each of the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, or any combination thereof, provide such notice, then such Note B Holders collectively, on a pro rata basis shall have the right to cure such default); provided, in the event a Note B Holder has elected to cure any default, the default must be cured by such Note B Holder within, in the case of a monetary default, ten (10) Business Days after receipt of such Cure Option Notice and, in the case of a non-monetary default, thirty (30) days after receipt of such Cure Option Notice. If a Note B Holder is attempting to cure a non-monetary default, the foregoing cure period of thirty (30) days may be extended for an additional sixty (60) days (for a total of up to ninety (90) days), but only for so long as (i) such Note B Holder is diligently and expeditiously proceeding to cure such non-monetary default, (ii) such Note B Holder makes all Cure Payments that it is permitted to make in accordance with this Section, (iii) such non-monetary default is not the result of a bankruptcy of one or more of the Mortgage Loan Borrowers or other insolvency related event, and no bankruptcy commences or other insolvency related event occurs during the period that such Note B Holder is otherwise permitted to cure a non-monetary default in accordance with this Section and (iv) there is no material adverse effect on any of the Mortgage Loan Borrowers, the Mortgaged Property or the value of the Mortgage Loan as a result of such non-monetary default or the attempted cure thereof.

If a Note B Holder elects to cure a default that can be cured by the payment of money (each such payment, a “Cure Payment”), such Note B Holder shall make such Cure Payment as directed by the Lead Securitization Note Holder (or the Servicer on its behalf) and each such Cure Payment shall include all costs, expenses, losses, liabilities, obligations, damages, penalties, and disbursements imposed on, incurred by or asserted against each Note A Holder (including, without limitation, all unreimbursed Advances (without regard to whether such Advance would be a Nonrecoverable Advance) and any interest charged thereon at the Advance Rate, and any unpaid Special Servicing Fees with respect to the Mortgage Loan, but excluding any default interest and Penalty Charges) related to the default and incurred during the period of time from

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the expiration of the grace period for such default under the Mortgage Loan until such Cure Payment is made or such other cure is otherwise effected.

The right of a Note B Holder to reimbursement of any Cure Payment shall be as set forth in Section 5 and Section 6, as applicable. So long as a default exists that is being cured by a Note B Holder pursuant to this Section 11(b) and the cure period has not expired and such Note B Holder is permitted to cure under the terms of this Section 11(b), the Lead Securitization Note Holder (or the Servicer on its behalf) and the Trustee shall not treat such default as a default or a Triggering Event of Default (i) for purposes of Section 5 or Section 6; (ii) for purposes of accelerating the Mortgage Loan, modifying, amending or waiving any provisions of the Mortgage Loan Documents or commencing proceedings for foreclosure or the taking of title by deed-in-lieu of foreclosure or other similar legal proceedings with respect to the Mortgaged Property; or (iii) for purposes of treating the Mortgage Loan as a Specially Serviced Mortgage Loan; provided that such limitations shall not prevent the Lead Securitization Note Holder (or the Servicer on its behalf) or the Trustee from sending notices of the default to the Mortgage Loan Borrowers or any related guarantor or making demands on the related Mortgage Loan Borrower or any related guarantor or from collecting default interest or late payment charges from the Mortgage Loan Borrowers. Notwithstanding anything to the contrary contained in this Section 11(b), (A) a Note B Holder’s right to cure a monetary default or non-monetary default shall be limited to six (6) Cure Events over the life of the Mortgage Loan and (B) no single Cure Event may exceed four (4) consecutive months. For the avoidance of doubt, it is intended that if a single Event of Default is cured for four consecutive months, that same Event of Default may not be cured in the succeeding (fifth) month, a B Note Holder would be permitted to cure a different Event of Default in such succeeding (fifth) month. As used herein, “Cure Event” means a Note B Holder’s exercise of cure rights, whether for one (1) month or for consecutive months in the aggregate (and, in such case, such cure for such consecutive months shall constitute one (1) Cure Event). Cure Events in addition to the number of Cure Events permitted under this Section 11(b) shall only be permitted with the consent of the Lead Securitization Note Holder (or the Servicer on its behalf) or, at any time that the Mortgage Loan is included in the Lead Securitization, the Special Servicer.

12.          Certain Servicing Matters.

(a)          Books and Records. Prior to the Lead Securitization Date, in connection with any inspection of the Mortgaged Property or the books and other financial records of the Mortgage Loan Borrowers by the Lead Securitization Note Holder (or the Servicer on its behalf) pursuant to the terms of the Mortgage Loan Documents, the Lead Securitization Note Holder (or the Servicer on its behalf) shall, upon written request of the Directing Holder (if any) request that the Mortgage Loan Borrowers to reasonably cooperate to provide the Directing Holder (if any) access for its own inspection of such Mortgaged Property or the books and other financial records. In addition, in response to the written request of the Directing Holder (if any), the Lead Securitization Note Holder (or the Servicer on its behalf) shall request that the officers of the Mortgage Loan Borrowers and the accountants and other representatives of the Mortgage Loan Borrowers arrange a meeting (either telephonic or in person) to discuss the business, financial and other condition of the Mortgage Loan Borrowers, and all reasonable out-of-pocket costs incurred by the Lead Securitization Note Holder (or the Servicer on its behalf) shall be paid by

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the Controlling Holder. From and after the Lead Securitization Date, this Section 12(a) shall no longer apply.

(b)          Monthly Servicing Report. Prior to the Lead Securitization Date, each month, the Servicer shall prepare and shall promptly deliver copies to each of the Holders a report containing the following information:

(i)           For each of the Holders, (x) the amount of the distribution from the Collection Account allocable to principal (y) separately identifying the amount of scheduled principal payments, Balloon Payments, Prepayments made at the option of the Mortgage Loan Borrowers or other Prepayments (specifying the reason therefor) and Liquidation Proceeds included therein and information on distributions made with respect to each of the Notes and (z) the amounts deposited and on reserve in each of the escrow and reserve funds accounts held by Servicer;

(ii)          For each of the Holders, the amount of the distribution from the Collection Account allocable to interest and the amount of Prepayment Premiums and default interest paid under the Mortgage Loan Documents;

(iii)         If the distribution to the Holders is less than the full amount that would be distributable to such Holders if there had been sufficient amounts available therefor, the amount of the shortfall and the allocation thereof between interest and principal and the amount of the shortfall, if any, under the Mortgage Loan;

(iv)         The principal balance and the Realized Losses relating to each of the Notes, after giving effect to the distribution of principal on such Remittance Date;

(v)          The amount of the servicing fees paid to the Servicer and the Special Servicer with respect to such Remittance Date, showing separately the Servicing Fee, the Special Servicing Fee, any Workout Fee and any Liquidation Fee, and the amount of any fees payable to the paying agent; and

(vi)         Information regarding disputes affecting any of the Mortgage Loan Borrowers and the Mortgaged Property and such other information as any Holder may reasonably request, to the extent reasonably available to the Trustee, the Servicer or the related Special Servicer, such costs, to the extent not included in the regular fees and charges of the Servicer, shall be reimbursed by the requesting party.

From and after the Lead Securitization Date, the Servicer shall deliver such reports to the Holders as provided in the Lead Securitization Servicing Agreement.

(c)          Financial Statements Etc. The Lead Securitization Note Holder (or the Servicer on its behalf) shall promptly provide the other Holders with copies of each financial statement and other statements and reports delivered to the Lead Securitization Note Holder (or the Servicer on its behalf) pursuant to the terms of the Mortgage Loan Documents. Subject to the terms of the applicable Mortgage Loan Documents, upon the reasonable request of such other Holder, the Lead Securitization Note Holder (or the Servicer on its behalf) shall also promptly

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deliver to such other Holder, copies of any other documents relating to the Mortgage Loan, including, without limitation, property inspection reports and loan servicing statements.

(d)          Copies. Any copies to be furnished by the Servicer under this Agreement may be furnished by hard copy or electronic means.

13.          Representations and Warranties of Each Initial Note Holder. Each of the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial B-1 Holder, the Initial Note B-2 Holder and the Initial Note B-3 Holder, as of the date hereof, hereby represents and warrants and covenants that:

(i)           With respect to the Initial Note A-1 Holder and the Initial Note B-1 Holder, it is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. With respect to the Initial Note A-2 Holder and the Initial Note B-2 Holder, it is a banking association duly organized, validly existing and in good standing under the laws of the United States of America. With respect to the Initial Note A-3 Holder and the Initial Note B-3 Holder, it is a banking association duly organized, validly existing and in good standing under the laws of the United States of America.

(ii)          The execution and delivery of this Agreement by it, and the performance of, and compliance with, the terms of this Agreement by it, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to it or any of its assets, in each case which materially and adversely affect its ability to carry out the transactions contemplated by this Agreement.

(iii)         It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(iv)         This Agreement is its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(v)          Immediately prior to the execution and delivery of this Agreement, it was the sole legal owner and Holder of its related Note, free and clear of any lien, pledge, hypothecation, encumbrance or other adverse interest in the Mortgage Loan, and it has the right to enter into this Agreement without the consent of any third party.

(vi)         It is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local government or regulatory

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authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations under this Agreement or its financial condition.

(vii)        No litigation is pending with regard to which it has received service of process or, to the best of its knowledge, has been threatened against it, the outcome of which, in its good faith and reasonable judgment is likely to materially and adversely affect the ability to perform its obligations under this Agreement.

(viii)       It has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the transactions contemplated hereby.

(ix)          No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for its execution, delivery and performance of or compliance with this Agreement or its consummation of any transaction contemplated hereby, other than (i) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (ii) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on its performance under this Agreement.

14.          Intentionally Omitted.

15.          Independent Analyses of the Initial Note B Holder. Subject to the provisions of Section 13, each Initial Note B Holder acknowledges that it has, independently and without reliance upon any Initial Note A Holder and based on such documents and information as such Holder has deemed appropriate, made such Holder’s own credit analysis and decision to originate its related Note B. Except as expressly provided in this Agreement, each Initial Note B Holder hereby acknowledges that the other Holders have not made any representations or warranties with respect to the Mortgage Loan, and that the other Holders shall have no responsibility for (i) the collectibility of the Mortgage Loan, (ii) the validity, enforceability or legal effect of any of the Mortgage Loan Documents or the title insurance policy or policies or any survey furnished or to be furnished to each Initial Note A Holder in connection with the origination of the Mortgage Loan, (iii) the validity, sufficiency or effectiveness of the lien created or to be created by the Mortgage Loan Documents or (iv) the financial condition of the Mortgage Loan Borrowers. Each Initial Note B Holder assumes all risk of loss in connection its related Note B, for reasons other than the gross negligence, willful misconduct or breach of this Agreement by the Initial Note A Holders or the gross negligence, willful misconduct or bad faith by any Servicer.

16.          No Creation of a Partnership or Exclusive Purchase Right. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the arrangement between the Note A Holders and the Note B Holders a partnership, association, joint venture or other entity. No Holder shall have any obligation whatsoever to offer to the other Holders the opportunity to purchase notes or participation interests relating to any future

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loans originated by such Holder or its respective Affiliates, and if such Holder chooses to offer to the other Holders the opportunity to purchase notes or any participation interests in any future mortgage loans originated by such Holder or its Affiliates, such offer shall be at such purchase price and interest rate as such Holder chooses, in its sole and absolute discretion. No Holder shall have any obligation whatsoever to purchase from the other Holders any notes or participation interests in any future loans originated by the other Holder or its respective Affiliates.

17.          Not a Security. None of the Notes included in the definitions of Note A-1, Note A-2, Note A-3, Note B-1, Note B-2 or Note B-3 shall be deemed to be a security within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934.

18.          Transfer of Notes. (a) Each Note Holder agrees that it will not sell, assign, transfer, pledge, syndicate, hypothecate, contribute, encumber or otherwise dispose of all or any portion of its respective Note (a “Transfer”) except to a Qualified Institutional Lender. Promptly after any Transfer, non-transferring Note Holders shall be provided with (x) a representation from the related transferee or the applicable Note Holder certifying that such transferee is a Qualified Institutional Lender (except in the case of a Transfer in accordance with the immediately following sentence) and (y) a copy of the assignment and assumption agreement referred to in Section 14. If a Note Holder intends to Transfer its respective Note, or any portion thereof, to an entity that is not a Qualified Institutional Lender, it must first (a) obtain the consent of each non-transferring Note Holder and (b) if any such non-transferring Note Holder’s Note is held in a Securitization Trust, provide each of the applicable engaged Rating Agencies for such Securitization Trust with a Rating Agency Confirmation. Notwithstanding the foregoing, without each non-transferring Note Holder’s prior consent (which will not be unreasonably withheld), and, if any non-transferring Note Holder’s Note is held in a Securitization Trust, until a Rating Agency Confirmation is provided to each engaged Rating Agency for such Securitization Trust, no Note Holder shall Transfer all or any portion of its Note (or a participation interest in such Note) to the Mortgage Loan Borrowers or a Mortgage Loan Borrower Related Party and any such Transfer shall be absolutely null and void and shall vest no rights in the purported transferee. The transferring Note Holder agrees that it shall pay the expenses of any non-transferring Note Holder (including all expenses of the Master Servicer, the Special Servicer and the Trustee) and all expenses relating to any Rating Agency Confirmation in connection with any such Transfer. Notwithstanding the foregoing, each Note Holder shall have the right, without the need to obtain the consent of any other Note Holder or of any other Person or having to provide any Rating Agency Confirmation, to Transfer 49% or less (in the aggregate) of its beneficial interest in a Note to an entity that is not a Mortgage Loan Borrower or a Mortgage Loan Borrower Related Party. None of the provisions of this Section 18(a) shall apply in the case of (1) a sale of the Lead Securitization Notes together with all of the Non-Lead Securitization Notes, in accordance with the terms and conditions of the Lead Securitization Servicing Agreement or (2) a transfer by the Special Servicer, in accordance with the terms and conditions of the Lead Securitization Servicing Agreement, of the Mortgage Loan or the Mortgaged Property, upon the Mortgage Loan becoming a Defaulted Loan, to a single member limited liability or limited partnership, 100% of the equity interest in which is owned directly or indirectly, through one or more single member limited liability companies or limited partnerships, by the Lead Securitization Trust.

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(b)          In the case of any Transfer of a participation interest in any of the Notes, (i) the respective Note Holders’ obligations under this Agreement shall remain unchanged, (ii) such Note Holders shall remain solely responsible for the performance of such obligations, and (iii) the Lead Securitization Note Holder and any Persons acting on its behalf shall continue to deal solely and directly with such Note Holder in connection with such Note Holder’s rights and obligations under this Agreement and the Lead Securitization Servicing Agreement, and all amounts payable hereunder shall be determined as if such Note Holder had not sold such participation interest.

(c)          Notwithstanding any other provision hereof, any Note Holder may pledge (a “Pledge”) its Note to any entity (other than the Mortgage Loan Borrower or any Affiliate thereof) which has extended a credit facility to such Note Holder and that is either a Qualified Institutional Lender or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each applicable Rating Agency (or, if not rated by an applicable Rating Agency, an equivalent (or higher) rating from any two of Fitch, Moody’s and S&P) (a “Note Pledgee”), on terms and conditions set forth in this Section 18(c), it being further agreed that a financing provided by a Note Pledgee to a Note Holder or any person which Controls such Note that is secured by its Note and is structured as a repurchase arrangement, shall qualify as a “Pledge” hereunder, provided that a Note Pledgee which is not a Qualified Institutional Lender may not take title to the pledged Note without a Rating Agency Confirmation. Upon written notice by the applicable Note Holder to each other Note Holder and any Servicer that a Pledge has been effected (including the name and address of the applicable Note Pledgee), each other Note Holder agrees to acknowledge receipt of such notice and thereafter agrees: (i) to give Note Pledgee written notice of any default by the pledging Note Holder in respect of its obligations under this Agreement of which default such Note Holder has actual knowledge; (ii) to allow such Note Pledgee a period of ten (10) days to cure a default by the pledging Note Holder in respect of its obligations to each other Note Holder hereunder, but such Note Pledgee shall not be obligated to cure any such default; (iii) that no amendment, modification, waiver or termination of this Agreement shall be effective against such Note Pledgee without the written consent of such Note Pledgee, which consent shall not be unreasonably withheld, conditioned or delayed; (iv) that such other Note Holder shall give to such Note Pledgee copies of any notice of default under this Agreement simultaneously with the giving of same to the pledging Note Holder; (v) that such other Note Holder shall deliver to Note Pledgee such estoppel certificate(s) as Note Pledgee shall reasonably request, provided that any such certificate(s) shall be in a form reasonably satisfactory to such other Note Holder; and (vi) that, upon written notice (a “Redirection Notice”) to each other Note Holder and any Servicer by such Note Pledgee that the pledging Note Holder is in default, beyond any applicable cure periods, under the pledging Note Holder’s obligations to such Note Pledgee pursuant to the applicable credit agreement between the pledging Note Holder and such Note Pledgee (which notice need not be joined in or confirmed by the pledging Note Holder), and until such Redirection Notice is withdrawn or rescinded by such Note Pledgee, Note Pledgee shall be entitled to receive any payments that any Note Holder or Servicer would otherwise be obligated to pay to the pledging Note Holder from time to time pursuant to this Agreement or the Lead Securitization Servicing Agreement. Any pledging Note Holder hereby unconditionally and absolutely releases each other Note Holder and any Servicer from any liability to the pledging Note Holder on account of such other Note Holder’s or Servicer’s compliance with any

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Redirection Notice believed by any Servicer or such other Note Holder to have been delivered by a Note Pledgee. Note Pledgee shall be permitted to exercise fully its rights and remedies against the pledging Note Holder to such Note Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law and this Agreement. In such event, the Note Holders and any Servicer shall recognize such Note Pledgee (and any transferee other than the Mortgage Loan Borrower or any Affiliate thereof which is also a Qualified Institutional Lender at any foreclosure or similar sale held by such Note Pledgee or any transfer in lieu of foreclosure), and its successor and assigns, as the successor to the pledging Note Holder’s rights, remedies and obligations under this Agreement, and any such Note Pledgee or Qualified Institutional Lender shall assume in writing the obligations of the pledging Note Holder hereunder accruing from and after such Transfer (i.e., realization upon the collateral by such Note Pledgee) and agrees to be bound by the terms and provisions of this Agreement. The rights of a Note Pledgee under this Section 18(c) shall remain effective as to any Note Holder (and any Servicer) unless and until such Note Pledgee shall have notified any such Note Holder (and any Servicer, as applicable) in writing that its interest in the pledged Note has terminated.

(d)          Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Institutional Lender provides financing to a Note Holder then such Note Holder shall have the right to grant a security interest in its Note to such Conduit notwithstanding that such Conduit is not a Qualified Institutional Lender, if the following conditions are satisfied:

(i)           The loan (the “Conduit Inventory Loan”) made by the Conduit to such Note Holder to finance the acquisition and holding of its Note requires a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii)          The Conduit Credit Enhancer is a Qualified Institutional Lender;

(iii)         Such Note Holder pledges its interest in its Note to the Conduit as collateral for the Conduit Inventory Loan;

(iv)         The Conduit Credit Enhancer and the Conduit agree that, if such Note Holder defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by such Note Holder, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the Pledge of such Note Holder’s Note to the Conduit Credit Enhancer; and

(v)          Unless the Conduit is in fact then a Qualified Institutional Lender, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Note pledged by such Note Holder, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Institutional Lender at a foreclosure sale conducted by a Note Pledgee.

19.          Other Business Activities of the Holders. Each of the Holders acknowledges that the other Holders may make loans or otherwise extend credit to, and generally engage in any kind of business with, any Affiliate of the Mortgage Loan Borrowers (“Mortgage

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Loan Borrower Related Parties”), and receive payments on such other loans or extensions of credit to the Mortgage Loan Borrower Related Parties and otherwise act with respect thereto freely and without accountability in the same manner as if this Agreement and the transactions contemplated hereby were not in effect. Notwithstanding the foregoing, no Holder, as lender, shall exercise or be permitted to exercise the New Mezzanine Loan Option (as defined in the Loan Agreement).

20.          Exercise of Remedies by the Servicer.

(a)          Each of the Holders acknowledges that, subject to the terms of this Agreement (including without limitation, the Controlling Holder’s rights under Section 21 hereof) and the Servicing Agreement, (i) the Lead Securitization Note Holder (or any Servicer or Trustee (if any) on its behalf) may exercise or refrain from exercising any rights that such Lead Securitization Note Holder (or such Servicer or Trustee (if any)) may have hereunder or under the Servicing Agreement in a manner that may be adverse to the interests of the other Holders, so long as such actions are in accordance with Accepted Servicing Practices and the other terms of this Agreement, (ii) the Lead Securitization Note Holder shall have no liability whatsoever to the other Holders as a result of such Lead Securitization Note Holder’s (or any Servicer’s or Trustee’s) exercise of such rights or any omission by such Lead Securitization Note Holder (or any Servicer or Trustee) to exercise such rights, except as expressly provided herein or for acts or omissions that are taken or omitted to be taken by such Lead Securitization Note Holder that constitute the gross negligence or willful misconduct of such Lead Securitization Note Holder or a breach of this Agreement, and (iii) the Servicer and the Special Servicer shall (and shall be required under the Servicing Agreement to) service and administer the Mortgage Loan on behalf of each Note A Holder and each Note B Holder (as a collective whole) in accordance with Accepted Servicing Practices, taking into account the interests of each Note A Holder and each Note B Holder; but in all cases giving due consideration to the fact that Note B is subject and subordinate to each Note A in accordance with the terms of this Agreement. Each Note A Holder and each Note B Holder agree that the Servicer, to the extent consistent with the terms of this Agreement (including, without limitation, Section 21) and from and after the Lead Securitization Date subject to and in accordance with the Servicing Agreement, shall have the sole and exclusive authority (in each case, subject to the Accepted Servicing Practices and the terms and conditions set forth in this Agreement, and the rights of any Controlling Holder) with respect to the administration of, and exercise of rights and remedies with respect to, the Mortgage Loan, including, without limitation, the sole and exclusive authority (i) to modify or waive any of the terms of the Mortgage Loan Documents, (ii) to consent to any action or failure to act by the Mortgage Loan Borrowers or any party to the Mortgage Loan Documents, (iii) to vote all claims with respect to the Mortgage Loan in any bankruptcy, insolvency or other similar proceedings and (iv) to take legal action to enforce or protect the Holders’ interests with respect to the Mortgage Loan or to refrain from exercising any powers or rights under the Mortgage Loan Documents, including the right at any time to call or waive any Events of Default, or accelerate or refrain from accelerating the Mortgage Loan or institute any foreclosure action and in all cases acting in accordance with Accepted Servicing Practices and the terms of this Agreement and the Servicing Agreement, and except as otherwise expressly provided in this Agreement and the Servicing Agreement, the other Holders shall have no voting, consent or other rights whatsoever with respect to the Lead Securitization Note Holder’s or Servicer’s

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administration of, or exercise of its rights and remedies with respect to, the Mortgage Loan. Each Holder agrees that it shall have no right to, and hereby presently and irrevocably assigns and conveys to the Lead Securitization Note Holder and the Servicer and the Special Servicer the rights, if any, that such Holder has (i) to declare or cause the Lead Securitization Note Holder or the Servicer to declare an Event of Default under the Mortgage Loan (ii) to exercise any remedies with respect to the Mortgage Loan, including, without limitation, filing or causing the Lead Securitization Note Holder or the Servicer to file any bankruptcy petition against the Mortgage Loan Borrowers or (iii) to vote any claims with respect to the Mortgage Loan in any bankruptcy, insolvency or similar type of proceeding of the Mortgage Loan Borrowers. Each Holder shall, from time to time, execute such documents as the Lead Securitization Note Holder, the Servicer or the Special Servicer shall reasonably request to evidence such assignment with respect to the rights described in clause (iii) of the preceding sentence. Except when acting in the capacity of trustee or paying agent, the Lead Securitization Note Holder (or the Servicer or the Special Servicer acting on behalf of such Lead Securitization Note Holder) shall not have any fiduciary duty to the other Holders in connection with the administration of the Mortgage Loan but shall in all events be obligated to act in accordance with Accepted Servicing Practices. Each Holder expressly and irrevocably waives for itself and any Person claiming through or under such Holder any and all rights that it may have under Section 1315 of the New York Real Property Actions and Proceedings Law or the provisions of any similar law that purports to give a junior noteholder, mortgagee or loan participant the right to initiate any loan enforcement or foreclosure proceedings.

(b)          Notwithstanding anything to the contrary contained herein, the exercise by the Lead Securitization Note Holder (or any Servicer or the Trustee (if any) acting on its behalf) of its rights under this Section 20 shall be subject in all respects to any sections of the Servicing Agreement governing REMIC administration, and in no event shall the Lead Securitization Note Holder (or any Servicer or the Trustee (if any) acting on its behalf) be permitted to take any action or refrain from taking any action which would violate the laws of any applicable jurisdiction, breach the Mortgage Loan Documents, be inconsistent with Accepted Servicing Practices or violate any other provisions of the Servicing Agreement or cause the arrangement evidenced hereby not to be treated as a “grantor trust” for Federal income tax purposes. The Lead Securitization Note Holder (or any Servicer or the Trustee (if any) acting on its behalf) shall exercise such rights and powers described in this Section 20 on the understanding that the Lead Securitization Note Holder (or any Servicer or the Trustee (if any) acting on its behalf) shall administer the Mortgage Loan in a manner consistent with the Servicing Agreement and this Agreement, provided that neither the Lead Securitization Note Holder nor any Servicer or the Trustee (if any) acting on its behalf shall be liable to the other Holders with respect to anything the Lead Securitization Note Holder or such Servicer or the Trustee (if any) may do or omit to do in relation to the Mortgage Loan, other than as expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Lead Securitization Note Holder and any Servicer or the Trustee (if any) acting on its behalf may rely on the advice of legal counsel, accountants and other experts (including those retained by the Mortgage Loan Borrowers) and upon any written communication or telephone conversation which the Lead Securitization Note Holder or such Servicer or the Trustee (if any) believes to be genuine and correct or to have been signed, sent or made by the proper Person.

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(c)          If title to the Mortgaged Property is acquired for the benefit of the Holders in foreclosure, by deed-in-lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Lead Securitization Note Holder or its nominee (which shall not include any Servicer) on behalf of the Holders. The Servicer, on behalf of the Holders, shall dispose of any REO Property utilizing reasonable best efforts, consistent with Accepted Servicing Practices, to maximize the proceeds of such disposal to the Holders (as a collective whole) if and when such Servicer determines, consistent with Accepted Servicing Practices, that such disposal would be in the best economic interest of the Holders (as a collective whole). The Servicer shall (and shall be required under the Servicing Agreement to) manage, conserve, protect and operate each REO Property for the Holders solely for the purpose of its prompt disposition and sale in accordance with Accepted Servicing Practices.

(d)          The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with Accepted Servicing Practices and the terms of this Agreement, all on such terms and for such period as such Servicer deems to be in the best interests of Holders (as a collective whole) and, in connection therewith, such Servicer shall only agree to the payment of management fees that are consistent with general market standards or to terms that are more favorable to the Holders. The Servicer shall (and shall be required under the Servicing Agreement to) segregate and hold all revenues received by it with respect to any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Property a segregated custodial account (each, an “REO Account”). The Servicer shall (and shall be required under the Servicing Agreement to) deposit or cause to be deposited in the REO Account within one Business Day after receipt all revenues received by it with respect to any REO Property (other than Liquidation Proceeds, which shall be remitted to the Collection Account), and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property and for other Costs with respect to such REO Property, including:

(i)          all insurance premiums due and payable in respect of any REO Property;

(ii)          all real estate taxes and assessments in respect of any REO Property that may result in the imposition of a lien thereon;

(iii)         all ground rents in respect of any REO Property;

(iv)         all costs and expenses reasonable and necessary to protect, maintain, manage, operate, repair and restore any REO Property; and

(v)          to the extent that such REO Proceeds are insufficient for the purposes set forth in clauses (i) through (iv) above and the Servicer has provided written notice of such shortfall to the Holders of the necessity to take actions pursuant to this subsection (d), any expenditure associated with such actions taken by the Servicer shall be payable by the Holders at their option pursuant to Section 9.

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(e)          The Servicer shall contract with an independent contractor, the fees and expenses of which shall be an expense of the Holders and payable out of REO Proceeds, for the operation and management of any REO Property, within forty-five (45) days after the Holders’ acquisition thereof (unless the Holders approve otherwise), provided that:

(i)           the terms and conditions of any such contract shall be reasonable and consistent with the terms of this Agreement and customary for the area and type of property and shall not be inconsistent herewith;

(ii)          any such contract shall require, or shall be administered to require, that the independent contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty (30) days following the receipt thereof by such independent contractor;

(iii)          none of the provisions of this subsection (e) relating to any such contract or to actions taken through any such independent contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Holders or the Lead Securitization Note Holder on behalf of the Holders with respect to the operation and management of any such REO Property; and

(iv)          the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

(f)          The Servicer shall be entitled to enter into any agreement with any independent contractor performing services for it related to its duties and obligations hereunder for indemnification of such Servicer by such independent contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. When and as necessary, the Servicer shall send to the Holders a statement prepared by the Servicer setting forth the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting rents in respect of, any REO Property.

(g)          With respect to the Specially Serviced Mortgage Loan or REO Property, which the Servicer has determined to sell in accordance with Accepted Servicing Practices, the Servicer shall deliver to the Holders an officers’ certificate to the effect that, the Servicer has determined to sell the Specially Serviced Mortgage Loan or REO Property in accordance with this subsection (g). The Servicer may then offer to sell to any Person the Specially Serviced Mortgage Loan which is in default or the REO Property (and shall on a monthly basis advise the Holders in writing of the status of the Specially Serviced Mortgage Loan or REO Property) or, subject to the following sentence, purchase the Specially Serviced Mortgage Loan or REO Property (in each case at the Defaulted Mortgage Loan Purchase Price), but shall, in any event, so offer to sell the REO Property no later than the time determined by the Servicer to be sufficient to result in the sale of the REO Property within the period specified in the REMIC

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Provisions. The Servicer shall deliver such officers’ certificate and give the Holders not less than ten (10) Business Days’ prior written notice of its intention to sell the Specially Serviced Mortgage Loan or REO Property, in which case the Servicer shall accept the highest offer received from any Person for the Specially Serviced Mortgage Loan or the REO Property in an amount at least equal to the Defaulted Mortgage Loan Purchase Price or, at its option, if it has received no offer at least equal to the Defaulted Mortgage Loan Purchase Price therefor, purchase the Specially Serviced Mortgage Loan or REO Property at the Defaulted Mortgage Loan Purchase Price.

(h)          In the absence of any such offer at the Defaulted Mortgage Loan Purchase Price, or purchase by the Servicer at the Defaulted Mortgage Loan Purchase Price, such Servicer shall accept the highest offer received from any Person that is determined by such Servicer to be a fair price for the Specially Serviced Mortgage Loan or REO Property; provided, that the Lead Securitization Note Holder (or the Servicer, if the Servicer or any Affiliate of the Servicer is not an offeror) shall be entitled to engage, at the expense of the Holders, an Appraiser to determine whether the highest offer is a fair price. Notwithstanding anything to the contrary herein, none of the Mortgage Loan Borrowers or any Mortgage Loan Borrower Related Party may make an offer or purchase the Specially Serviced Mortgage Loan or the REO Property pursuant hereto.

(i)          The Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Servicer determines, in accordance with Accepted Servicing Practices, that rejection of such offer would be in the best interests of the Holders as a collective whole. In addition, the Servicer may accept a lower offer if it determines, in accordance with Accepted Servicing Practices, that acceptance of such offer would be in the best interests of the Holders as a collective whole (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable), provided that the offeror is not the Servicer or an Affiliate of the Servicer. The Servicer shall in no event sell the Specially Serviced Mortgage Loan or the REO Property other than for cash.

(j)          Subject to the other provisions of this Section 20, the Servicer shall act on behalf of the Holders in negotiating and taking other action necessary or appropriate in connection with the sale of the Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of the Specially Serviced Mortgage Loan or REO Property shall be without recourse to, or representation or warranty by, any Servicer or any Holder, and, if such sale is consummated in accordance with the duties of the Servicer pursuant to the terms of this Agreement, no such Person who so performed shall have any liability to any Holders with respect to the purchase price therefor accepted by the Servicer.

(k)          The proceeds of any sale of the Specially Serviced Mortgage Loan or REO Property after deduction of the direct out-of-pocket expenses of such sale incurred in connection therewith shall be promptly, and in any event within one (1) Business Day following receipt thereof, deposited in the Collection Account. Within thirty (30) days after the sale of the REO Property, the Servicer shall provide to the Holders a statement of accounting for the REO Property, including without limitation, (i) the date of disposition of the REO Property, (ii) the gross sales price, the selling and other expenses and the net sales price, (iii) accrued interest on

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the Note A Principal Balance at the applicable Note A Interest Rate, and on the Note B Principal Balance at the applicable Note B Interest Rate calculated from the date of acquisition to the disposition date, and (iv) such other information as the Holders may reasonably request. The Servicer shall file information returns regarding the abandonment or foreclosure of Mortgaged Property with the Internal Revenue Service at the time and in the manner required by the Code.

(l)          The provisions of subsections (c) through (k) of this Section 20 shall be of no further force and effect from and after the Lead Securitization Date, and the analogous provisions of the Lead Securitization Servicing Agreement shall control.

21.         Certain Powers of the Controlling Holder.

From and after the Lead Securitization Date, the provisions of this Section 21 (other than clause (g)) shall not apply.

The following provisions shall apply during the term of this Agreement:

(a)          The Controlling Holder shall be entitled to appoint (or act as) a “directing lender” (the “Directing Holder”) with respect to the Mortgage Loan and to exercise the rights and powers granted to the Directing Holder and the Controlling Holder hereunder and under the Servicing Agreement (such designation to be made by written notice to the Lead Securitization Note Holder (or the Servicer on its behalf)); provided, that if any of the Mortgage Loan Borrowers or any Mortgage Loan Borrower Related Party owns any portion of Note B, the ownership interests of such Person shall be deemed to equal zero for the purposes of determining which owners can vote to elect the Directing Holder, and provided, further, that in no event may any of the Mortgage Loan Borrowers or any Mortgage Loan Borrower Related Party serve as the Directing Holder. Such designation shall remain in effect until it is revoked by the Controlling Holder by a writing delivered to each of the other parties hereto.

(b)          Notwithstanding anything to the contrary contained herein (but subject to Section 21(d)), the Lead Securitization Note Holder (or the Servicer on its behalf) shall, prior to taking any Major Decision, be required to notify in writing the Directing Holder of any proposal to take any of such actions (and to provide the Directing Holder with such information requested by such Directing Holder as may be necessary in the reasonable judgment of such Directing Holder in order to make a judgment) and to receive the written approval of the Directing Holder (which approval may be withheld in its sole discretion);

(c)          If the Directing Holder fails to notify the Lead Securitization Note Holder (or the Servicer on its behalf) of its approval or disapproval of any such Major Decision within ten (10) Business Days after delivery to the Directing Holder by the Lead Securitization Note Holder (or the Servicer on its behalf) of written notice (“Action Notice”) of such a Major Decision (which notice shall contain a legend, in capitalized, bold-faced type containing the following statement as the top of the first page: “THIS IS A REQUEST FOR MAJOR DECISION APPROVAL. IF THE DIRECTING HOLDER FAILS TO APPROVE OR DISAPPROVE THE ENCLOSED MAJOR ACTION WITHIN TEN (10) BUSINESS DAYS, SUCH MAJOR DECISION WILL BE DEEMED APPROVED BY THE DIRECTING HOLDER”) together with any information requested by the Directing Holder pursuant to Section

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21(b) or this Section 21(c), then if the Directing Holder fails to approve or reject the Major Decision within such ten (10) Business Day period, the Directing Holder’s approval will be deemed to have been given for such Major Decision (provided, that if the Directing Holder has failed to notify the Lead Securitization Note Holder (or the Servicer on its behalf) of its approval or disapproval of any such Major Decision within five (5) Business Days following the delivery of the related Action Notice together with any information requested by the Directing Holder pursuant to Section 21(b) or this Section 21(c), the Lead Securitization Note Holder (or the Servicer on its behalf) will be required to promptly provide to the Directing Holder a second Action Notice bearing the same legend as the first Action Notice). Notwithstanding the foregoing, any amounts funded by any Holder under the Mortgage Loan Documents as a result of (1) the making of any protective Advances or (2) interest accruals or accretions and any compounding thereof (including default interest) with respect to the Notes shall not at any time be deemed to require prior notice to the Directing Holder (except as otherwise expressly required by this Agreement) or otherwise contravene this subsection. To the extent the Mortgage Loan Borrower requests or the Servicer or Special Servicer structures, as part of a workout or otherwise, an extension of the Mortgage Loan for two or more years beyond the Maturity Date, the Servicer or Special Servicer, as applicable, shall obtain the prior written consent of the Lead Securitization Note Holder (in the same manner as the Directing Holder) in addition to the consent of the Directing Holder. The provisions of this Section 21(c) shall be of no further force and effect from and after the Lead Securitization Date, and the analogous provisions of the Servicing Agreement shall control.

(d)          With respect to any proposed action requiring consultation with or approval of the Directing Holder pursuant to Section 21(b), the Lead Securitization Note Holder (or the Servicer on its behalf) shall prepare a summary of such proposed action and an analysis of whether or not such action is reasonably likely to produce a greater recovery on a present value basis than not taking such action, setting forth the basis on which the Lead Securitization Note Holder (or the Servicer on its behalf) made such determination, and shall promptly provide to each Holder copies of such summary and any other material documents and items reasonably necessary to make such determination by hard copy or electronic means on a timely basis. If any such proposed action is disapproved by the Directing Holder, the Servicer shall propose an alternate action (based on any counter-proposals received from the Directing Holder, to the extent such counter-proposal is consistent with Section 21(d) or, if no such counter-proposal is received by the Servicer when the disapproval of the Directing Holder is delivered to the Servicer, then based on any alternate course of action that the Lead Securitization Note Holder (or the Servicer on its behalf) may deem appropriate) until the approval of the Directing Holder is obtained; provided that if the Servicer and Directing Holder do not agree on a proposed course of action within sixty (60) days after the date on which the Servicer first proposed a course of action and the counter-proposals received from the Directing Holder would, in the judgment of the Special Servicer, be permitted to be ignored by the Special Servicer in accordance with clause (d) below), then after giving due consideration (subject to Section 21(d) hereof) to the alternatives and counterproposals, if any, provided by the Directing Holder the Lead Securitization Note Holder (or the Servicer on its behalf) shall take such action as it deems appropriate in accordance with Accepted Servicing Practices. Notwithstanding the foregoing, if in accordance with Accepted Servicing Practices, (i) the Lead Securitization Note Holder (or the Servicer on its behalf) determines that emergency action is necessary to protect the Mortgaged

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Property or the interests of the Holders (as a collective whole) at a time earlier than the time that such Servicer would otherwise be entitled to take such action pursuant to this Section 21(d) or otherwise under this Agreement and (ii) such action requires consultation with and/or consent of the Directing Holder, then it shall contact the Directing (by telephone, email or fax) promptly and shall discuss (unless the Directing Holder and the Lead Securitization Note Holder, as applicable, shall fail to respond in a reasonable time frame under the circumstances) the proposed action with such Directing Holder and the Lead Securitization Note Holder, as applicable, and, if the consent of the Directing Holder would ordinarily be required, attempt to reach agreement within the revised time frame prior to taking the proposed action, but shall be entitled to take the necessary emergency action within the necessary time frame regardless of whether it has been able to contact or obtained the agreement of the Directing Holder and the Lead Securitization Note Holder. If such emergency action is taken, the Lead Securitization Note Holder (or the Servicer on its behalf) will promptly notify the Directing Holder of the action so taken, the Servicer’s reasons for determining that immediate action was necessary and how the action differs from the proposed actions, if any, that had theretofore been approved by the Directing Holder. The provisions of this Section 21(d) shall be of no further force and effect from and after the Lead Securitization Date, and the analogous provisions of the Servicing Agreement shall control.

(e)          Notwithstanding anything herein to the contrary, no advice, direction or objection from or by the Directing Holder, as contemplated by this Section 21, or no advice, direction or objection, if any, from or by any Non-Controlling Holder, may (and the related Holder (or the Servicer on its behalf) shall ignore and act without regard to any such advice, direction or objection that such Holder (or Servicer on its behalf) has determined, in its reasonable, good faith judgment, would): (A) require or cause such Holder (or the Servicer on its behalf) to violate applicable law, the terms of the Mortgage Loan Documents or any section of this Agreement or any Servicing Agreement, including such Servicer’s obligation to act in accordance with Accepted Servicing Practices, (B) result in the imposition of federal income tax on any Securitization Trust, cause any REMIC to fail to qualify as a REMIC, (C) expose any Securitization Trust, any certificateholder of any related Securitization, the Depositor or the depositor of any Non-Lead Securitization, the Holders, the Servicer, the Trustee or the trustee of any Non-Lead Securitization, the Certificate Administrator or any certificate administrator of any Non-Lead Securitization, the operating advisor of any Non-Lead Securitization or their respective Affiliates, members, managers, officers, directors, employees or agents, to any material claim, suit or liability or (D) materially expand the scope of the Servicer’s responsibilities under this Agreement or the related Servicing Agreement.

(f)          No Controlling Holder or Directing Holder shall owe any fiduciary duty to the trustee, any servicer, any special servicer, any certificateholder in any Securitization, or the other Holders. No Controlling Holder or Directing Holder shall have any liability to any of the trustee, any servicer, any special servicer, any certificateholder in any Securitization or the other Holders for any action taken, or for refraining from the taking of any action or the giving of any consent or for errors in judgment. By its acceptance of a Note in the Mortgage Loan, each Holder shall be deemed to have confirmed its understanding that (i) a Directing Holder may take or refrain from taking actions that favor the interests of the related Controlling Holder or its affiliates over the other Holder, (ii) a Controlling Holder may take or refrain from taking actions

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(or cause the related Directing Holder to take or refrain from taking actions) that favor its interest or the interests of its affiliates over the other Holder, (iii) a Controlling Holder or Directing Holder may have special relationships and interests that conflict with the interest of the other Holder and shall be deemed to have agreed to take no action against a Controlling Holder, a Directing Holder or any of their officers, directors, employees, principals or agents as a result of such special relationships or conflicts, (iv) that no Controlling Holder shall be liable by reason of its having acted or refrained from acting solely in its interest or in the interest of its affiliates, and (v) that no Directing Holder shall be liable by reason of its having acted or refrained from acting solely in the interests of the related Controlling Holder or its affiliates.

(g)          The Controlling Holder shall have the right at any time and from time to time, with or without cause, to replace the Special Servicer then acting with respect to the Mortgage Loan and appoint a replacement Special Servicer in lieu thereof. Any such replacement Special Servicer shall be a Qualified Servicer in accordance with this Section 21(g). The Controlling Holder shall designate a Person to serve as Special Servicer by delivering to the Non-Controlling Holders, the Servicer and the then existing Special Servicer a written notice stating such designation and by satisfying the other conditions required under the Servicing Agreement (including a Rating Agency Confirmation, if required by the terms of the Servicing Agreement), and by delivering to Holder that is a Non-Lead Securitization a Rating Agency Confirmation with respect to any rated securities issued in such Non-Lead Securitization. The Controlling Holder shall promptly pay any expenses incurred by the Lead Securitization Note Holder (or the Servicer on its behalf) in connection with such replacement. The Controlling Holder shall notify the other parties hereto of its termination of the then currently serving Special Servicer and its appointment of a replacement Special Servicer in accordance with this Section 21(g). The fees payable to any replacement Special Servicer contemplated in this Section 21(g) at any time, from and after the Lead Securitization, when the Lead Securitization Servicing Agreement is no longer in effect, shall be at then market rates for such services. Upon the occurrence of the Lead Securitization governing the servicing of the Mortgage Loan, the initial Special Servicer designated in the applicable Lead Securitization Servicing Agreement shall serve as the initial Special Servicer. If a Servicer Termination Event on the part of the Special Servicer has occurred that affects the Non-Controlling Holder, the Non-Controlling Holder shall have the right to direct the Trustee (or at any time that the Mortgage Loan is no longer included in a Securitization, the Controlling Holder) to terminate the Special Servicer under the applicable Servicing Agreement solely with respect to the Mortgage Loan pursuant to and in accordance with the terms of the Servicing Agreement. The Controlling Holder and the Non-Controlling Holder acknowledge and agree that any successor special servicer appointed to replace the Special Servicer with respect to the Mortgage Loan that was terminated for cause at the Non-Controlling Holder’s direction cannot at any time be the person (or an Affiliate thereof) that was so terminated without the prior written consent of the Non-Controlling Holder. From and after the Lead Securitization Date, the termination and replacement of the Special Servicer shall be governed by the Lead Securitization Servicing Agreement.

(h)         [Reserved.]

(i)          Notwithstanding the foregoing, within ten (10) Business Days after receipt by the Note B-1 Holder, the Note B-2 Holder or the Note B-3 Holder of notice indicating that

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such Note B Holder is no longer the Controlling Holder, such Note B Holder may, at its option, post with the Lead Securitization Note Holder (or, if a Securitization has occurred, with the applicable Master Servicer, Special Servicer, or Trustee) (a) cash collateral for the benefit of, and reasonably acceptable to the Lead Securitization Note Holder, the Servicer or the Special Servicer, as the case may be, or (b) a Letter of Credit (in each case, if there has been a Securitization, together with documentation reasonably acceptable to the Lead Securitization Note Holder, the Servicer or the Special Servicer to create and perfect a first priority security interest in favor of the Securitization in such collateral) (to be held by Lead Securitization Note Holder in a segregated securities account solely and exclusively in the name of each Note A Holder, meeting the Rating Agency criteria for an “eligible account” on behalf of each Note A Holder) in an amount which, when added to and for this purpose considered a part of the appraised value of the Mortgaged Property, will cause the related Note B Holder to remain the Controlling Holder (such cash or Letter of Credit, “Reserve Collateral”). The applicable Note B Holder may make such election upon written notice to the Lead Securitization Note Holder of its intention to post Reserve Collateral, and upon notifying Lead Securitization Note Holder of such intention, such Note B Holder shall post such Reserve Collateral as quickly as practicable (but in no event more than three (3) Business Days following the receipt of the above notice) by delivering such Reserve Collateral to Lead Securitization Note Holder. The applicable Note B Holder shall grant to and create in favor of each Note A Holder a first priority perfected pledge and security interest in the Reserve Collateral in a manner reasonably satisfactory to Lead Securitization Note Holder. Lead Securitization Note Holder will require an opinion, in form and substance and from counsel reasonably acceptable to Lead Securitization Note Holder, regarding the validity, perfection and priority of each Note A Holder’s interest in any Reserve Collateral. In addition, the applicable Note B Holder shall pay or cause to be paid any and all reasonable out of pocket costs and expenses incurred by each Note A Holder (and any servicing party on its behalf) associated with the delivery and/or pledge of such Reserve Collateral, including the costs and expenses of any opinion of counsel. Upon the posting of such Reserve Collateral and satisfaction of the other conditions set forth above, the applicable Note B Holder shall be entitled to exercise all of the rights of the Controlling Holder hereunder; provided, however, that such posting of such collateral and such satisfaction of conditions shall not prevent such Note B Holder from losing its status as the Controlling Holder again (provided that such collateral shall be taken into account in determining the Mortgaged Property’s value when calculating whether such Note B Holder is no longer the Controlling Holder), in which event the foregoing provisions of this paragraph shall not again apply and such Note B Holder shall not again be entitled to post Reserve Collateral. Any Reserve Collateral shall be treated as an “outside reserve fund” for purposes of the REMIC provisions of the Internal Revenue Code of 1986, as amended, and such property (and the right to reimbursement of any amounts with respect thereto from a REMIC) shall be beneficially owned by such Note B Holder, who shall be taxed on all income with respect thereto. The provisions of this Section 21(i) shall be of no further force and effect from and after the Lead Securitization Date.

(j)          Following a Final Recovery Determination with respect to the Mortgage Loan and application of all proceeds of the liquidation of the Mortgage Loan, the Mortgaged Property or any REO Property, the Lead Securitization Note Holder (or the Servicer on its behalf) shall be entitled to draw on or liquidate the Reserve Collateral and apply the proceeds thereof to reimburse each Note A Holder for any Trust Fund Expense or Realized Loss borne or

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experienced by each Note A Holder, plus interest thereon from the date such Trust Fund Expenses or Realized Loss was borne or experienced to the date of reimbursement. Within ten (10) Business Days following such Final Recovery Determination and application, the Lead Securitization Note Holder (or the Servicer on its behalf) shall pay any remaining portion of such proceeds of the Reserve Collateral to the Note B Holder. The provisions of this Section 21(j) shall be of no further force and effect from and after the Lead Securitization Date.

(k)          Notwithstanding the foregoing, if a Letter of Credit is posted as Reserve Collateral, then the related Note B Holder shall provide a replacement Letter of Credit from an Approved Bank in form and substance satisfactory to Lead Securitization Note Holder and each of such Rating Agencies (i) at least fifteen (15) Business Days before the expiration of the delivered Letter of Credit, and (ii) if the issuer of such Letter of Credit is at any time not an Approved Bank, within five (5) Business Days following written notice from Lead Securitization Note Holder to such effect. If the related Note B Holder does not effect such a replacement within the periods set forth in the preceding sentence, the Lead Securitization Note Holder shall be entitled immediately thereupon to draw on such Letter of Credit to the full extent of the amount then remaining available thereunder, in which case Lead Securitization Note Holder shall hold the proceeds of such draw as Reserve Collateral and shall be entitled to hold and apply such Reserve Collateral in the manner and for the purposes otherwise set forth above and below. The provisions of this Section 21(k) shall be of no further force and effect from and after the Lead Securitization Date.

22.          Further Assurances. Each Holder acknowledges and agrees that each Holder may sell all or any portion of its respective Note, subject to the rights of the other Holders and the terms of this Agreement, and the related Mortgage Loan Documents in connection with the related Securitization. At the request and at the sole cost and expense of a requesting Holder, and to the extent not already required to be provided by the other Holders under this Agreement, each Holder shall reasonably cooperate with such requesting Holder and take such steps as may be reasonably required by such requesting Holder or any Rating Agency in order to satisfy the market standards to which the requesting Holder customarily adheres or which may be reasonably required by the Rating Agencies in connection with the related Securitization. Such cooperation shall include, without limitation, each Holder’s agreement to:

(a)         execute such amendments to this Agreement as may be requested by the requesting Holder or the Rating Agencies to effect the related Securitization, provided that no such amendments shall materially and adversely affect any of the rights or remedies granted to any Note B Holder hereunder (including, without limitation, the timing and amount of payment and the rights granted to a “Controlling Holder” or “Directing Holder”) or increase the obligations of such Holder hereunder;

(b)         cooperate with the reasonable requests from third-party service providers engaged by the requesting Holder to obtain, collect, and deliver information requested or required by such Note A Holder or the Rating Agencies in connection with the Holders, the Notes or the Mortgage Loan; and

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(c)         execute amendments to the Mortgage Loan Documents to further sever the Notes.

Notwithstanding the foregoing, in no event shall any Holder take any action or refrain from taking any action that would violate any law of any applicable jurisdiction, would be inconsistent with Accepted Servicing Practices or would violate the REMIC Provisions of the Servicing Agreement or any other provision of this Agreement in the Servicing Agreement.

23.          Reserved.

24.          No Pledge or Loan. This Agreement shall not be deemed to represent a pledge of any interest in the Mortgage Loan by the Note A Holders to the Note B Holders, or a loan from the Note B Holders to the Note A Holders. The Note B Holders shall not have any interest in any property taken as security for the Mortgage Loan; provided, however, that if any such property or the proceeds thereof shall be applied in respect of payments due under the Mortgage Loan, then the Note B Holder shall be entitled to receive its share of such application in accordance with the terms of this Agreement and/or the Servicing Agreement. The Holders acknowledge and agree that the Mortgage Loan represents a single “claim” under Section 101 of the Bankruptcy Code, and that the Note B Holders shall not be separate creditors of the Mortgage Loan Borrowers under the Bankruptcy Code.

25.          Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

26.          Modifications. This Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by the parties hereto. The party seeking modification of this Agreement shall be solely responsible for any and all reasonable expenses that may arise in order to modify this Agreement. Additionally, from and after a Securitization, the Holders shall not amend or modify this Agreement without first receiving (i) an opinion of counsel experienced in REMIC matters that such amendment or modification, in and of itself, would not adversely affect the REMIC status of the Mortgage Loan or this Agreement, and (ii) a Rating Agency Confirmation, except that no Rating Agency Confirmation shall be required in connection with a modification (x) prior to the Lead Securitization Date, (y) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provisions herein or with the Servicing Agreement, or (z) to make other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, and (iii) if such modification, cancellation or termination would adversely affect the rights or materially affect the duties of any Servicer or Trustee, the written consent of such affected party.

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27.          Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, that no successors or assigns of any Initial Note A Holder or Initial Note B Holder shall have any liability for a breach of representation or warranty set forth in this Agreement. Each Servicer and Trustee (if any) is an intended third-party beneficiary of this Agreement. Except as provided in Section 8 and the preceding sentence, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto or a successor or assign of a party hereto.

28.          Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument.

29.          Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

30.          Notices. All notices required hereunder shall be given by (i) telephone (confirmed in writing) or shall be in writing and personally delivered, (ii) sent by facsimile transmission if the sender on the same day sends a confirming copy of such notice by reputable overnight delivery service (charges prepaid), (iii) reputable overnight delivery service (charges prepaid) or (iv) certified United States mail, postage prepaid return receipt requested, and addressed to the respective parties at their addresses set forth on Exhibit B hereto, or at such other address as any party shall hereafter inform the other party by written notice given as aforesaid. All written notices so given shall be deemed effective upon receipt or, if mailed, upon the earlier to occur of receipt or the expiration of the fourth (4th) day following the date of mailing.

31.          Note Holder’s Access to Information. The Lead Securitization Note Holder (or the Interim Servicer) shall provide to the other Holders and, from and after the Lead Securitization Date, the Lead Securitization Servicing Agreement shall provide that such other Holders shall have access to, upon written request to the Servicer or the Trustee, as applicable, subject to any restrictions on the distribution of such information contained in the Lead Securitization Servicing Agreement, (a) a summary of the current status of principal and interest payments on the Mortgage Loan, (b) copies of the Mortgage Loan Borrowers’ current financial statements, to the extent in the Servicer’s possession, (c) the most recent appraisal, if any, as to the value of the Mortgaged Property, to the extent in the Servicer’s possession, (d) a copy of the Lead Securitization Servicing Agreement, (e) copies of any default or acceleration notices sent to the Mortgage Loan Borrowers with respect to the Mortgage Loan and all material correspondence related thereto, (f) material notices delivered to any Servicer by the Mortgage Loan Borrowers, (g) copies of each other report provided to the Certificateholders in accordance with the express terms of the Lead Securitization Servicing Agreement (but only to the extent such other reports relate to the Mortgage Loan or the Mortgage Loan Borrowers), and (h) other information with respect to the Mortgage Loan Borrowers or the Mortgage Loan, reasonably requested by such other Holder, to the extent required to be provided by the Servicer under the Lead Securitization Servicing Agreement and in the Servicer’s possession or reasonably

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obtainable by the Servicer, in each case at the sole cost and expense of such other Holder, to the extent not included in the regular fees and charges of the Servicer (with respect to all out-of-pocket and the reasonable administrative and photocopying costs of the Servicer).

32.          Custody of Mortgage Loan Documents. Prior to the Lead Securitization Date, the originals of all of the Mortgage Loan Documents (other than the Notes, which will be held by the Holders thereof) will be held by a third-party custodian jointly selected by the Holders. From and after the Lead Securitization Date, originals of all of the Mortgage Loan Documents (other than the Non-Standalone Notes not included in the Lead Securitization, which will be held by the Holders thereof) shall be held by the Servicer, Trustee or custodian on its behalf, or other applicable Person under the Lead Securitization Servicing Agreement.

33.          Statement of Intent. It is the intention of the parties hereto that, for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, this Agreement shall be treated as a grantor trust. The terms of this Agreement shall be interpreted to further this intention of the parties. The parties hereto agree that, unless otherwise required by appropriate tax authorities, the Lead Securitization Note Holder (or the Trustee (if any) on its behalf) shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such intended characterization. Each other Holders, by its acceptance of its interest herein, agrees, unless otherwise required by appropriate tax authorities, to file its own tax returns and reports in a manner consistent with such characterization. If the Internal Revenue Service were to characterize this Agreement as a partnership for federal income tax purposes, then each such other Holders authorizes and directs the Lead Securitization Note Holder to elect out of partnership accounting pursuant to Treasury Regulation 1.761-2, and agrees to file its own tax returns and reports in a manner consistent therewith.

34.          Powers. Except as expressly provided herein, the grantor trust created pursuant to this Agreement will not engage in any activity that is inconsistent with the classification of this arrangement as a grantor trust for federal income tax purposes. Further, this grantor trust shall not (a) acquire any additional assets or (b) modify (or agree to the modification of) or dispose of its assets other than pursuant to the terms hereof. The grantor trust shall take no action (or fail to take any action) that will cause it (by the taking or by the failure to take, as the case may be) to be classified as other than a grantor trust for federal income tax purposes.

35.          Servicing of the Loan. KeyBank National Association is hereby appointed by the Holders as the servicer of the Whole Loan. From and after the Lead Securitization Date, pursuant to this Agreement and the Lead Securitization Servicing Agreement, KeyBank National Association will be appointed as the master servicer of the Trust Loan and the primary servicer of the Whole Loan. Pursuant to the Lead Securitization Servicing Agreement, KeyBank National Association will be appointed as the special servicer of the Whole Loan. From and after the Lead Securitization Date, the Holders hereby agree that KeyBank National Association shall service the Whole Loan on behalf of the Holders. Prior to the Lead Securitization Date, the Lead Securitization Note Holder shall have the right to appoint and remove the Interim Servicer with or without cause under this Agreement and from and after the Lead Securitization Date, the Lead Securitization Note Holder shall have the right to appoint and remove the Master Servicer

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and the Special Servicer in accordance with the terms of the Lead Securitization Servicing Agreement. All rights and obligations of the Lead Securitization Note Holder described hereunder may be exercised by the Servicer and/or the Special Servicer (except as set forth in the preceding sentence) and, to the extent applicable, the Certificate Administrator, the Trustee or the paying agent on behalf of the Lead Securitization Note Holder and the other Holders agree to cooperate with any such Persons with respect to its exercise of such rights and obligations.

36.          Registration of Transfers. The Lead Securitization Note Holder (or the applicable Servicer or the Trustee on its behalf) shall maintain a register on which it shall record the names and addresses of, and wire transfer instructions for, the Holders from time to time, to the extent such information is provided in writing to it by any other Holders. Any transfer of a Note hereunder shall be recorded on such register. The transferring Holder (or the transferee) shall reimburse the Lead Securitization Note Holder for the Lead Securitization Note Holder’s reasonable third party out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in connection with the terms of this Section 36.

37.          Non-Recourse Obligations of the Holders. Notwithstanding anything to the contrary contained herein or the Servicing Agreement (but subject to Section 10 and Section 40 hereof), no Holder shall be personally liable hereunder or under the Servicing Agreement other than to the extent of cash, property or other value realized or derived from its Note either (i) prior to its disbursement and receipt by the Holder or (ii) after its receipt by the Holder under the circumstances and to the extent provided under Section 8(b) hereof.

38.          Termination. This Agreement and the respective obligations and responsibilities under this Agreement of the parties hereto shall terminate upon (a) mutual agreement by the parties hereto, evidenced in writing; (b) thirty (30) days after each of the Notes is paid in full; or (c) payment (or provision for payment) to the Holders of all amounts held by or on behalf of the Servicer and required under the Servicing Agreement, to be so paid on the last Remittance Date following final payment or other liquidation (or any advance with respect thereto) of the Mortgage Loan or the Mortgaged Property; provided, however, that in no event shall the arrangement created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

39.          Withholding Taxes.

(a)          If the Lead Securitization Note Holder or the Mortgage Loan Borrowers shall be required by law to deduct and withhold Taxes from interest, fees or other amounts payable to the other Holders with respect to the Mortgage Loan as a result of such Holder constituting a Non-Exempt Person, the Servicer shall be entitled to do so with respect to such Holder’s interest in such payment (all withheld amounts being deemed paid to such Holder), provided that the Servicer shall furnish such Holder with a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for purposes of assisting such Holder to seek any allowable credits or deductions for the Taxes so withheld in each jurisdiction in which such Holder is subject to tax.

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(b)          Each Holder shall and hereby agrees to indemnify the Lead Securitization Note Holder (or any Servicer on its behalf) against and hold the Lead Securitization Note Holder (or any Servicer on its behalf) harmless from and against any Taxes, interest, penalties and attorneys’ fees and disbursements arising or resulting from any failure of the Lead Securitization Note Holder (or any Servicer on its behalf) to withhold Taxes from payment made to such Holder in reliance upon any representation, certificate, statement, document or instrument made or provided by such Holder to the Lead Securitization Note Holder in connection with the obligation of the Lead Securitization Note Holder (or any Servicer on its behalf) to withhold Taxes from payments made to such Holder, it being expressly understood and agreed that (i) the Lead Securitization Note Holder shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, correctness or validity of the same and (ii) such Holder shall, upon request of the Lead Securitization Note Holder and at its sole cost and expense, defend any claim or action relating to the foregoing indemnification using counsel reasonably satisfactory to the Lead Securitization Note Holder.

(c)          Each Holder represents to the Lead Securitization Note Holder (for the benefit of the Mortgage Loan Borrowers) that it is not a Non-Exempt Person and that neither the Lead Securitization Note Holder nor the Mortgage Loan Borrowers is obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise pursuant to this Agreement. Contemporaneously with the execution of this Agreement and from time to time as necessary during the term of this Agreement, each Holder shall deliver to the Lead Securitization Note Holder, or the Servicer, as applicable, evidence satisfactory to the Lead Securitization Note Holder substantiating that it is not a Non-Exempt Person and that the Lead Securitization Note Holder is not obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise under this Agreement. Without limiting the effect of the foregoing, (a) if a Holder is created or organized under the laws of the United States, any state thereof or the District of Columbia, it shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Note Holder an Internal Revenue Service Form W-9 and (b) if a Holder is not created or organized under the laws of the United States, any state thereof or the District of Columbia, and if the payment of interest or other amounts by the Mortgage Loan Borrowers is treated for United States income tax purposes as derived in whole or part from sources within the United States, such Holder shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Note Holder Internal Revenue Service Form W-8ECI, Form W-8BEN or Form W-8BEN-E, as applicable, or successor forms, as may be required from time to time, duly executed by such Holder, as evidence of such Holder’s exemption from the withholding of United States tax with respect thereto. The Lead Securitization Note Holder shall not be obligated to make any payment hereunder to each other Holder in respect of its Note or otherwise until such Holder shall have furnished to the Lead Securitization Note Holder the requested forms, certificates, statements or documents.

40.          Cooperation in Securitization; Re-Sizing of A Note; Provisions Relating to Securitization.

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(a)          In connection with the Lead Securitization or any Non-Lead Securitization, Note B Holders hereby consent to the inclusion in any disclosure document relating to the Lead Securitization or such Non-Lead Securitization of the identity of the Note B Holders and the identification of other Persons that control the related Note B (other than the identification of its limited partners or other non-controlling investors). Note B Holders covenant and agree that in the event any Note A is to be included as an asset of the Lead Securitization or any Non-Lead Securitization, Note B Holders shall, at the related Initial Note A Holder’s sole cost and expense (including, without limitation, attorneys’ fees and disbursements reasonably incurred by Note B Holders) and request, (i) meet with representatives of the Rating Agencies to discuss the business and operations of Note B Holders, (ii) cooperate with the reasonable requests of each Rating Agency and such Initial Note A Holder in connection with the Lead Securitization or such Non-Lead Securitization, as well as in connection with all other matters and the preparation of any offering documents thereof and (iii) review and respond promptly with respect to any information (except as permitted above) relating to Note B Holders in the Lead Securitization or such Non-Lead Securitization document.

(b)          Notwithstanding any other provision of this Agreement, for so long as GACC or any affiliate of GACC, MSBNA or any affiliate of MSBNA, or Wells Fargo or any affiliate of Wells Fargo (an “Initial Holder”) is the owner of a Note A (each, an “Owned Note”), such Initial Holder shall have the right, subject to the terms of the Mortgage Loan Documents, to cause the Mortgage Loan Borrowers to execute amended and restated notes or additional notes (in either case, “New Notes”) reallocating the principal of an Owned Note to such New Notes; or severing an Owned Note into one or more further “component” notes in the aggregate principal amount equal to the then outstanding principal balance of such Owned Note provided that (i) the aggregate principal balance of all outstanding New Notes following such amendments is no greater than the aggregate principal of such Owned Note prior to such amendments, (ii) all Notes continue to have the same weighted average interest rate as the Notes prior to such amendments, (iii) all New Notes pay pro rata and on a pari passu basis and such reallocated or component notes shall be automatically subject to the terms of this Agreement, (iv) the Initial Holder holding the New Notes shall notify the Lead Securitization Note Holder, the Master Servicer, the Special Servicer, the Certificate Administrator and the Trustee in writing of such modified allocations and principal amounts, and (v) the execution of such amendments and New Notes does not violate Accepted Servicing Practices. If the Lead Securitization Note Holder so requests, the Initial Holder holding the New Notes (and any subsequent holder of such Notes) shall execute a confirmation of the continuing applicability of this Agreement to the New Notes, as so modified. In connection with the foregoing (provided the conditions set forth in (i) through (v) above are satisfied, with respect to (i) through (iv), as certified by the applicable Initial Holder, on which certification the Master Servicer can rely), the Master Servicer is hereby authorized and directed to execute amendments to the Mortgage Loan Documents and this Agreement on behalf of any or all of the Note Holders, as applicable, solely for the purpose of reflecting such reallocation of principal.

(c)          The Lead Securitization Note Holder acknowledges and agrees that it shall cause the Lead Securitization Servicing Agreement to provide that (and, to the extent such provisions are not included in the Lead Securitization Servicing Agreement they shall be deemed incorporated therein and made a part thereof):

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(i)          the Master Servicer, Special Servicer and Trustee for such Lead Securitization shall be required to notify the master servicer, the special servicer and the trustee under each Non-Lead Securitization Servicing Agreement of the amount of any P&I Advance it has made with respect to the Standalone Notes included in the Lead Securitization Trust or Property Advances it has made with respect to the Mortgaged Property within two (2) Business Days of making any such advance;

(ii)         if the Master Servicer determines that a proposed P&I Advance or Property Advance, if made, or any outstanding P&I Advance or Property Advance previously made, would be, or is, as applicable, a “nonrecoverable advance,” the Master Servicer shall provide the servicers under any Non-Lead Securitization Servicing Agreement written notice of such determination within two (2) Business Days after such determination was made;

(iii)        the Master Servicer shall remit all payments received (or advanced) with respect to each Non-Standalone Note, net of the Servicing Fee payable with respect to each such Note, and any other applicable fees and reimbursements payable to the Master Servicer, the Special Servicer and the Trustee, to the Holders of such Notes on or prior to the Remittance Date (or, with respect to any Non-Standalone Note that has not been included in a Securitization, within one (1) Business Day after each Determination Date);

(iv)        with respect to each other Note that is held by a Non-Lead Securitization, each of the Master Servicer and the Special Servicer agrees to deliver to each of the respective master servicer under the related Non-Lead Securitization Servicing Agreement, all reports required to be delivered by the Master Servicer and/or Special Servicer to the Trustee under the Lead Securitization Servicing Agreement (which shall include all reports constituting the “CREFC® Investor Reporting Package (CREFC® IRP)”) pursuant to the terms of the Lead Securitization Servicing Agreement;

(v)         the Master Servicer and Special Servicer shall provide to each Non-Standalone Note Holder all documents, certificates, instruments, notices, reports, operating statements, rent rolls and other information regarding the Mortgage Loan provided to any other party to the Lead Securitization Servicing Agreement or to the “Controlling Class Representative” (or analogous term) as such term is defined in the Lead Securitization Servicing Agreement at the time provided to such other party;

(vi)        the servicing duties of each of the Master Servicer and Special Servicer under the Lead Securitization Servicing Agreement shall include the duty to service the Mortgage Loan and all of the Notes on behalf of the Holders (including the respective trustees and certificateholders) in accordance with the terms and provisions of this Agreement, the Lead Securitization Servicing Agreement and Accepted Servicing Practices;

(vii)       the Holders of the Non-Standalone Notes shall be entitled to the same indemnity with respect to the Mortgage Loan as the Holders of the Standalone Notes are provided with respect to the Mortgage Loan under the Lead Securitization Servicing Agreement; the Master Servicer, any primary servicer, the Special Servicer, the trustee

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and the certificate administrator shall be required to indemnify each “certification party” and the depositors under each Non-Lead Securitization Servicing Agreement related to any public Non-Lead Securitization to the same extent that they indemnify the Lead Securitization “certification party” and depositor for their failure to deliver the items in clause (viii) below in a timely manner and for any Deficient Exchange Act Deliverable (as defined in the Lead Securitization Servicing Agreement or any similar term thereto) regarding, and delivered by or on behalf of, such party;

(viii)      with respect to any Non-Lead Securitization that is subject to following reporting requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 (including Rule 15Ga-1), as amended, and Regulation AB, (a) the Master Servicer, any primary servicer, the Special Servicer and the Trustee, certificate administrator or other party acting as custodian under the Lead Securitization Servicing Agreement shall be required to (1) deliver (and shall be required to cause each other servicer and servicing function participant (within the meaning of Items 1123 and 1122, respectively, of Regulation AB) retained or engaged by it to deliver), in a timely manner, the reports, certifications, compliance statements, accountants’ assessments and attestations, information to be included in reports (including, without limitation, Form 15G, Form 10-K, Form 10-D, Form 8-K), and other materials specified in each of the Non-Lead Securitization Servicing Agreements as the parties to the applicable Non-Lead Securitization may require in order to comply with their obligations under the Securities Act of 1933, as amended, Securities Exchange Act of 1934 (including Rule 15Ga-1), as amended, and Regulation AB, and any other applicable law, and (2) to the extent applicable, to cooperate with any depositor in a Non-Lead Securitization in responding to comments from the Commission regarding any materials provided by such party in the immediately preceding clause (1), and (b) without limiting the generality of the foregoing, the Depositor for the Lead Securitization shall provide in a timely manner to the depositor and the trustee for any Non-Lead Securitization a copy of the Lead Securitization Servicing Agreement and each of the Master Servicer, the Special Servicer, Trustee, certificate administrator or other party acting as custodian for the Lead Securitization will be required to provide to the depositor, at the expense of the requesting party, and the trustee for any Non-Lead Securitization, any other disclosure information required pursuant to Regulation AB or the Securities Exchange Act of 1934, as amended, in a timely manner for inclusion in any disclosure document or Form 8-K filing and market indemnification agreements, opinions and Regulation AB compliance letters as were or are being delivered with respect to the Lead Securitization. The Master Servicer, any primary servicer and the Special Servicer shall each be required to provide certification and indemnification to any Certifying Person with respect to any applicable Sarbanes-Oxley Certification (or analogous terms) as such terms are defined in the related Non-Lead Securitization Servicing Agreement;

(ix)         each of the Master Servicer, the Special Servicer, the custodian, the Trustee and the certificate administrator and each Affected Reporting Party (as defined in the Lead Securitization Servicing Agreement) shall cooperate (and require each Servicing Function Participant (as defined in the Lead Securitization Servicing Agreement) and Additional Servicer (as defined in the Lead Securitization Servicing Agreement) retained

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by it to cooperate under any applicable sub-servicing agreement), with each depositor for a Non-Lead Securitization (including, without limitation, providing all due diligence information, reports, written responses, negotiations and coordination, and paying all costs and expenses incurred in connection therewith) to the same extent as such party is required to cooperate with (and pay the expenses of) the Depositor under the Lead Securitization Servicing Agreement in connection with Deficient Exchange Act Deliverables (as defined in the Lead Securitization Servicing Agreement);

(x)          any late collections received by the Master Servicer from the Mortgage Loan Borrower shall be remitted by the Master Servicer to the master servicer of any applicable Non-Lead Securitization within one Business Day after the Determination Date;

(xi)         each Holder of a Non-Standalone Note is an intended third-party beneficiary in respect of the rights afforded them under the Lead Securitization Servicing Agreement and the related non-lead master servicers will be entitled to enforce the rights of the Holders of the Non-Standalone Notes under this Agreement and the Lead Securitization Servicing Agreement;

(xii)        each master servicer and special servicer under any Non-Lead Securitization Servicing Agreement shall be a third-party beneficiary of the Lead Securitization Servicing Agreement with respect to all provisions therein expressly relating to compensation, reimbursement or indemnification of such master servicer or special servicer, as the case may be, and the provisions regarding coordination of advances made in respect of any Note under the Lead Securitization Servicing Agreement and any Non-Lead Securitization Servicing Agreement, as applicable;

(xiii)       if the Mortgage Loan becomes a Specially Serviced Mortgage Loan and the Special Servicer determines to sell any of the Standalone Notes in accordance with the Lead Securitization Servicing Agreement, it shall have the right and the obligation to sell all of the Notes as notes evidencing one whole loan in accordance with the terms of the Lead Securitization Servicing Agreement. In connection with any such sale, the Special Servicer shall provide notice to each Non-Controlling Holder of the planned sale and of such Non-Controlling Holder’s opportunity to bid on the Mortgage Loan;

(xiv)      the Lead Securitization Servicing Agreement shall not be amended in any manner that adversely affects the Non-Standalone Note Holders without the consent of such Holder;

(xv)        to the extent related to the Mortgage Loan, the Master Servicer or the Special Servicer, Rating Agency Confirmation shall be provided with respect to the Non-Lead Securitization certificates to the same extent provided with respect to the certificates issued in connection with the Lead Securitization;

(xvi)       Servicer Termination Events (as defined in the Lead Securitization Servicing Agreement or analogous term) with respect to the Master Servicer and the Special Servicer shall include (i) the failure to remit payments to the Holder of any Non-

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Standalone Note as and when required by the Lead Securitization Servicing Agreement; (ii) the qualification, downgrade or withdrawal of ratings of any class of certificates in any Non-Lead Securitization, publicly citing servicing concerns with the Master Servicer or the Special Servicer, as applicable, as the sole or material factor in such rating action; and (iii) the failure to provide to the Holder of any Non-Standalone Note (if and to the extent required under the applicable Non-Lead Securitization Servicing Agreement) reports required under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, within the time necessary for compliance with the applicable filing requirements. Upon the occurrence of a Servicer Termination Event with respect to a Holder of any Non-Standalone Note, the related Trustee under the Lead Securitization shall, upon the direction of the Holder of such Non-Standalone Note, require the appointment of a subservicer with respect to the related Note or termination of the Master Servicer or Special Servicer, as applicable;

(xvii)      the Special Servicing Fee for the Mortgage Loan and any related REO Property shall be calculated at a rate not in excess of 12.5 basis points (0.125%) per annum and shall accrue only while the Mortgage Loan is specially serviced or after the Mortgaged Property has become REO Property;

(xviii)    subject to various adjustments and caps provided for in the Lead Securitization Servicing Agreement, which shall be substantially similar to those set forth in the trust and servicing agreement for DBWF 2015-LCM, the Liquidation Fee for the Mortgage Loan if it is a Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable shall not exceed 0.25% of the proceeds of a full, partial or discounted payoff or the Net Liquidation Proceeds (as defined in the Lead Securitization Servicing Agreement) related to a liquidation or repurchase of the Mortgage Loan, in each case exclusive of any portion of such payoff or Net Liquidation Proceeds (as defined in the Lead Securitization Servicing Agreement) that represents Penalty Charges;

(xix)       subject to various adjustments and caps provided for in the Lead Securitization Servicing Agreement, which shall be substantially similar to those set forth in the trust and servicing agreement for DBWF 2015-LCM, the Workout Fee (as defined in the Lead Securitization Servicing Agreement) for the Mortgage Loan shall not exceed 0.25% of each collection of interest and principal on the Mortgage Loan;

(xx)        the Trustee under the Lead Securitization Servicing Agreement shall promptly notify the trustee and the master servicer under any Non-Lead Securitization Servicing Agreement of any resignation, termination or replacement of the Master Servicer, the Special Servicer or an applicable primary servicer or the effectiveness of any designation of a new Master Servicer, Special Servicer or applicable primary servicer (together with the relevant contact information); and

(xxi)       any conflict between terms of this Agreement and the Lead Securitization Servicing Agreement shall be resolved in favor of this Agreement.

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(d)          Each Non-Standalone Note Holder acknowledges and agrees that it shall cause the Non-Lead Securitization Servicing Agreement related to the Non-Lead Securitization that includes its Non-Standalone Note to provide that:

(i)          the applicable master servicer, special servicer and trustee for such Non-Lead Securitization shall be required to notify the master servicer, special servicer and trustee of the Lead Securitization and each other Non-Lead Securitization of any monthly principal and interest advance it has made with respect to the applicable Note included in such Non-Lead Securitization within two Business Days of making such advance;

(ii)          if the applicable master servicer, special servicer or trustee determines that a proposed monthly principal and interest advance with respect to the related Note, if made, or any outstanding monthly principal and interest advance previously made, would be, or is, as applicable, a “nonrecoverable advance,” the master servicer shall provide the Master Servicer and each master servicer in any other Non-Lead Securitization written notice of such determination within 2 Business Days after such determination was made;

(iii)         if the related Holder of such Note is responsible for its proportionate share of any Nonrecoverable Property Advances (or any other portion of a Nonrecoverable Property Advance) (and Advance Interest Amount thereon) or other fee or expense pursuant to Section 9, and that if funds received with respect to such Note are insufficient to cover such amounts, (x) the related master servicer under the related Non-Lead Securitization Servicing Agreement will be required to pay the Master Servicer, Special Servicer or Trustee under the Lead Securitization Servicing Agreement, as applicable, out of general funds in the collection account (or equivalent account) established under the related Non-Lead Securitization Servicing Agreement and (y) if the Lead Securitization Servicing Agreement permits the Master Servicer, Special Servicer or Trustee under the Lead Securitization Servicing Agreement to pay itself from the Lead Securitization Trust’s general account then the master servicer under the related Non-Lead Securitization Servicing Agreement will be required to reimburse the Lead Securitization Trust out of general funds in the collection account (or equivalent account) established under the related Non-Lead Securitization Servicing Agreement (provided that this subclause (iii) shall not apply to Nonrecoverable P&I Advances relating to any Standalone Notes);

(iv)        each of the Master Servicer and the Special Servicer shall be indemnified (as and to the same extent the Lead Securitization Trust is required to indemnify each such party) against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses, incurred in connection with the Lead Securitization Servicing Agreement that relate solely to its servicing of the Mortgage Loan, and the master servicer under the related Non-Lead Securitization Servicing Agreement will be required to reimburse the Master Servicer or Special Servicer under the Lead Securitization Servicing Agreement, as applicable, out of general funds in the collection account (or equivalent account) established under the related Non-Lead Securitization Servicing Agreement;

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(v)         (a) each of the Master Servicer and the Trustee under the Lead Securitization Servicing Agreement will be a third party beneficiary under the applicable Non-Lead Securitization Servicing Agreement with respect to any provisions therein relating to (1) the reimbursement of any Nonrecoverable Property Advances made with respect to applicable Note included in such Non-Lead Securitization by the Master Servicer or the Trustee under the Lead Securitization Servicing Agreement and (2) as to the Master Servicer only, the indemnification of the Master Servicer against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses, incurred in connection with any Non-Lead Securitization Servicing Agreement and relating to the applicable Note included in such Non-Lead Securitization and (ii) the Special Servicer will be a third party beneficiary under the related Non-Lead Securitization Servicing Agreement with respect to any provisions therein relating to (1) the reimbursement of any Nonrecoverable Property Advances made with respect to such Note included in such Non-Lead Securitization by the Special Servicer (it being understood that the Special Servicer is not required to make any Property Advances) and (2) the indemnification of the Special Servicer against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses, incurred in connection with any Non-Lead Securitization Servicing Agreement and relating to the applicable Note included in such Non-Lead Securitization; and

(vi)        the Master Servicer and the Special Servicer shall be third party beneficiaries of the foregoing provisions.

(e)         Each Non-Standalone Note Holder shall give each of the parties to the Lead Securitization Servicing Agreement and any related Non-Lead Securitization Servicing Agreement (in each case, that will not also be a party to such Non-Lead Securitization Servicing Agreement related to the Non-Lead Securitization that will include such Holder’s Non-Standalone Note) notice of the related Non-Lead Securitization in writing (which may be by e-mail) not less than 5 Business Days’ prior to the closing of such Non-Lead Securitization. Such notice shall contain contact information for each of the parties to the applicable Non-Lead Securitization Servicing Agreement. In addition, after the closing of the applicable Non-Lead Securitization, such Non-Standalone Note Holder shall send (i) a copy of the related Non-Lead Securitization Servicing Agreement to each of the parties to the Lead Securitization Servicing Agreement and (ii) notice of any subsequent change in the identity of the master servicer under the Non-Lead Securitization Servicing Agreement or the party designated to exercise the rights of the Non-Controlling Holder under this Agreement (together with the relevant contact information).

(f)          Following the closing of the Lead Securitization, upon receipt of written notice (which may be by email) of the closing of any Non-Lead Securitization, the Depositor shall provide the depositor under the related Non-Lead Securitization Servicing Agreement with a copy of the Lead Securitization Servicing Agreement in an EDGAR-compatible format.

(g)         In the event that a Non-Lead Securitization closes prior to the Lead Securitization, the Holder selling its Note into a Securitization that will be the Lead

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Securitization shall provide written notice of such Lead Securitization to the depositor and trustee of each Non-Lead Securitization and, promptly upon the execution of the Lead Securitization Servicing Agreement (but not later than one Business Day after the day on which such document is executed), shall provide a copy of the Lead Securitization Servicing Agreement in an EDGAR-compatible format.

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IN WITNESS WHEREOF, each of the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 Holder, the Initial Note B-1 Holder, the Initial Note B-2 Holder and the Initial Note B-3 Holder has caused this Agreement to be duly executed as of the day and year first above written.

Initial Note A-1 Holder:

GERMAN AMERICAN CAPITAL CORPORATION

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

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Initial Note A-2 Holder:

MORGAN STANLEY BANK, N.A.

By:	/s/ George Kok
Name: George Kok
Title: Managing Director

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Initial Note A-3 Holder:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey L. Cirillo
Name: Jeffrey L. Cirillo
Title: Director

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Initial Note B-1 Holder:

GERMAN AMERICAN CAPITAL CORPORATION

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

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Initial Note B-2 Holder:

MORGAN STANLEY BANK, N.A.

By:	/s/ George Kok
Name: George Kok
Title: Managing Director

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Initial Note B-3 Holder:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey L. Cirillo
Name: Jeffrey L. Cirillo
Title: Director

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SCHEDULE 1

Permitted Fund Managers

Westbrook Partners

iStar Financial Inc.

Capital Trust

Archon Capital, L.P.

Whitehall Street Real Estate Fund, L.P.

The Blackstone Group

Normandy Real Estate Partners

Dune Real Estate Partners

AllianceBernstein

Rockwood

RREEF Funds

Hudson Advisors

Artemis Real Estate Partners

Apollo Real Estate Advisors

Colony Capital, Inc.

Praedium Group

Fortress Investment Group, LLC

Lonestar Opportunity Funds

Clarion Partners

Walton Street Capital, LLC

Starwood Financial Trust

BlackRock, Inc.

Eightfold Real Estate Capital, L.P.

DLJ Real Estate Capital Partners

Land-Lease Real Estate Investments

JER Partners

Rialto Capital Management

Raith Capital Partners

Torchlight Investors, LLC

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S-1

 EXHIBIT A

MORTGAGE LOAN SCHEDULE

A.          Description of Mortgage Loan

Mortgage Loan Borrowers:	11 Madison Avenue Owner LLC,
11 Madison Avenue Owner 2 LLC,
11 Madison Avenue Owner 3 LLC,
11 Madison Avenue Owner 4 LLC,
11 Madison Avenue Owner 5 LLC,
11 Madison Avenue Owner 6 LLC,
11 Madison Eat Lender LLC
Date of Mortgage Loan:	August 18, 2015
Initial Principal Amount of Mortgage Loan:	$1,075,000,000.00
Closing Date Mortgage Loan Principal Balance:	$1,075,000,000.00
Location of Mortgaged Property:	New York, New York
Current Use of Mortgaged Property:	Office
Mortgage Interest Rate:	3.5602% per annum (the weighted average of the Note A Interest Rate and the Note B Interest Rate), as of the date hereof
Mortgage Default Rate:	6.5602% per annum (the weighted average of the Note A Default Interest Rate and the Note B Default Interest Rate), as of the date hereof (or such lesser rate permitted by applicable law)
Maturity Date:	September 6, 2025
Prepayment Fee:	(a) If payment occurs prior to the Open Prepayment Date, the greater of (i) the Yield Maintenance Amount, or (ii) 2% of the unpaid principal balance of the Notes as of the repayment date, and (b) if payment occurs on or prior to the Defeasance Lockout Expiration Date, 1% of the principal amount being prepaid (the “Liquidated Damages Amount”).

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B.          Description of Notes

Closing Date	August 18, 2015
Initial Note A-1-S1 Principal Balance	$75,720,000.00
Initial Note A-1-S2 Principal Balance	$75,720,000.00
Initial Note A-1-S3 Principal Balance	$75,720,000.00
Initial Note A-2-S1 Principal Balance	$33,127,500.00
Initial Note A-2-S2 Principal Balance	$33,127,500.00
Initial Note A-2-S3 Principal Balance	$33,127,500.00
Initial Note A-3-S1 Principal Balance	$23,662,500.00
Initial Note A-3-S2 Principal Balance	$23,662,500.00
Initial Note A-3-S3 Principal Balance	$23,662,500.00
Initial Note A-1-C1 Principal Balance	$70,000,000.00
Initial Note A-1-C2 Principal Balance	$70,000,000.00
Initial Note A-1-C3 Principal Balance	$69,600,000.00
Initial Note A-2-C1 Principal Balance	$50,000,000.00
Initial Note A-2-C2 Principal Balance	$41,700,000.00
Initial Note A-3-C1 Principal Balance	$35,000,000.00
Initial Note A-3-C2 Principal Balance	$30,500,000.00
Initial Note B-1-S Principal Balance	$177,525,714.29
Initial Note B-2-S Principal Balance	$77,667,500.00
Initial Note B-3-S Principal Balance	$55,476,785.71
Approximate Initial Note A-1-S1 Percentage Interest	7.04%
Approximate Initial Note A-1-S2 Percentage Interest	7.04%
Approximate Initial Note A-1-S3 Percentage Interest	7.04%
Approximate Initial Note A-2-S1 Percentage Interest	3.08%
Approximate Initial Note A-2-S2 Percentage Interest	3.08%
Approximate Initial Note A-2-S3 Percentage Interest	3.08%
Approximate Initial Note A-3-S1 Percentage Interest	2.20%
Approximate Initial Note A-3-S2 Percentage Interest	2.20%
Approximate Initial Note A-3-S3 Percentage Interest	2.20%
Approximate Initial Note A-1-C1 Percentage Interest	6.51%
Approximate Initial Note A-1-C2 Percentage Interest	6.51%

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A-2

Approximate Initial Note A-1-C3 Percentage Interest	6.47%
Approximate Initial Note A-2-C1 Percentage Interest	4.65%
Approximate Initial Note A-2-C2 Percentage Interest	3.88%
Approximate Initial Note A-3-C1 Percentage Interest	3.26%
Approximate Initial Note A-3-C2 Percentage Interest	2.84%
Approximate Initial Note B-1-S1 Percentage Interest	16.51%
Approximate Initial Note B-1-S2 Percentage Interest	7.22%
Approximate Initial Note B-1-S3 Percentage Interest	5.16%
Note A-1-S1 Interest Rate	3.5602% per annum
Note A-1-S2 Interest Rate	3.5602% per annum
Note A-1-S3 Interest Rate	3.5602% per annum
Note A-2-S1 Interest Rate	3.5602% per annum
Note A-2-S2 Interest Rate	3.5602% per annum
Note A-2-S3 Interest Rate	3.5602% per annum
Note A-3-S1 Interest Rate	3.5602% per annum
Note A-3-S2 Interest Rate	3.5602% per annum
Note A-3-S3 Interest Rate	3.5602% per annum
Note A-1-C1 Interest Rate	3.5602% per annum
Note A-1-C2 Interest Rate	3.5602% per annum
Note A-1-C3 Interest Rate	3.5602% per annum
Note A-2-C1 Interest Rate	3.5602% per annum
Note A-2-C2 Interest Rate	3.5602% per annum
Note A-3-C1 Interest Rate	3.5602% per annum
Note A-3-C2 Interest Rate	3.5602% per annum
Note B-1-S Interest Rate	3.5602% per annum
Note B-2-S Interest Rate	3.5602% per annum
Note B-3-S Interest Rate	3.5602% per annum
Note A-1-S1 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-1-S1 Interest Rate
Note A-1-S2 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-1-S2 Interest Rate
Note A-1-S3 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-1-S3 Interest Rate
Note A-2-S1 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-2-S1 Interest Rate
Note A-2-S2 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-2-S2 Interest Rate

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Note A-2-S3 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-2-S3 Interest Rate
Note A-3-S1 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-3-S1 Interest Rate
Note A-3-S2 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-3-S2 Interest Rate
Note A-3-S3 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-3-S3 Interest Rate
Note A-1-C1 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-1-C1 Interest Rate
Note A-1-C2 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-1-C2 Interest Rate
Note A-1-C3 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-1-C3 Interest Rate
Note A-2-C1 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-2-C1 Interest Rate
Note A-2-C2 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-2-C2 Interest Rate
Note A-3-C1 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-3-C1 Interest Rate
Note A-3-C2 Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note A-3-C2 Interest Rate
Note B-1-S Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note B-1-S Interest Rate
Note B-2-S Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note B-2-S Interest Rate
Note B-3-S Default Interest Rate	the lesser of (i) the maximum legal rate and (ii) 3% above the Note B-3-S Interest Rate

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A-4

EXHIBIT B

NOTICES

Note A-1 Holder:

German American Capital Corporation

60 Wall Street, 10th Floor

New York, NY 10005

Attention: Robert W. Pettinato, Jr.

Facsimile No.: (212) 797-4489

Note A-2 Holder:

Morgan Stanley Bank, N.A.

1585 Broadway

New York, New York 10036

Attention: Stephen Holmes

with a copy to:

Morgan Stanley Bank, N.A.

1221 Avenue of the Americas

New York, New York 10020

Attention: Legal Compliance Division

Note A-3 Holder:

Wells Fargo Bank, National Association

Wells Fargo Center

1901 Harrison Street, 2nd Floor

MAC A0227-020

Oakland, California 94612

Attention: Commercial Mortgage Servicing

Facsimile No.: 866-359-5352

Note B-1 Holder:

German American Capital Corporation

60 Wall Street, 10th Floor

New York, NY 10005

Attention: Robert W. Pettinato, Jr.

Facsimile No.: (212) 797-4489

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Note B-2 Holder:

Morgan Stanley Bank, N.A.

1585 Broadway

New York, New York 10036

Attention: Stephen Holmes

with a copy to:

Morgan Stanley Bank, N.A.

1221 Avenue of the Americas

New York, New York 10020

Attention: Legal Compliance Division

Note B-3 Holder:

Wells Fargo Bank, National Association

Wells Fargo Center

1901 Harrison Street, 2nd Floor

MAC A0227-020

Oakland, California 94612

Attention: Commercial Mortgage Servicing

Facsimile No.: 866-359-5352

In the case of each of the Note A-1 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note B-1 Holder, the Note B-2 Holder and the Note B-3 Holder, with a copy to:

Sidley Austin LLP
78 Seventh Avenue
New York, New York 10019
Attention: Kevin Blauch
Facsimile Number:

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B-2